Exhibit 10.2

Execution Version

CONVERSION AGREEMENT

dated as of February 9, 2024

by and among

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.,

CALUMET GP, LLC,

CALUMET, INC.,

CALUMET MERGER SUB I LLC,

CALUMET MERGER SUB II LLC,

and

THE OTHER PARTIES HERETO

i

ii

LIST OF SCHEDULES AND EXHIBITS

Schedule A	–	Sponsor Parties

Exhibit A	–	CLMT Merger Certificate

Exhibit B	–	GP Merger Certificate

Exhibit C	–	NewCo Bylaws

Exhibit D	–	NewCo Charter

Exhibit E	–	Registration Rights Agreement

Exhibit F	–	Stockholders Agreement

Exhibit G	–	Warrant Agreement

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CONVERSION AGREEMENT

This CONVERSION AGREEMENT, dated as of February 9, 2024 (together with all schedules and exhibits hereto, this “Agreement”), is entered into by and among CALUMET SPECIALTY PRODUCTS PARTNERS, L.P., a Delaware limited partnership (“CLMT”), CALUMET, INC., a Delaware corporation and a wholly owned subsidiary of CLMT (“NewCo”), CALUMET MERGER SUB I LLC, a Delaware limited liability company and a wholly owned subsidiary of NewCo (“Merger Sub I”), CALUMET MERGER SUB II LLC, a Delaware limited liability company and a wholly owned subsidiary of NewCo (“Merger Sub II”), CALUMET GP, LLC, a Delaware limited liability company and the general partner of CLMT (the “General Partner”), and each Person set forth on Schedule A attached hereto (collectively, the “Sponsor Parties”). Each of the foregoing is sometimes referred to herein individually as a “Party” and, collectively, as the “Parties.” Certain capitalized terms used in this Agreement are defined in Article I.

W I T N E S S E T H:

WHEREAS, pursuant to that certain Restructuring Agreement dated as of November 9, 2023, entered into by and among CLMT, the General Partner and the Sponsor Parties, as amended by the First Amendment to the Restructuring Agreement dated even date herewith (as the same may be further amended, supplemented or modified, the “Restructuring Agreement”), the Parties hereto wish to enter into this Agreement to effect the Conversion, in accordance with the terms and conditions set forth herein;

WHEREAS, the Conflicts Committee has (i) unanimously approved the Restructuring Agreement and the transactions contemplated thereby, with such approval constituting “Special Approval” (as such term is defined in the CLMT Partnership Agreement) for all purposes of the CLMT Partnership Agreement, including Section 7.9 thereof, (ii) unanimously recommended to the CLMT Board that it approve the Restructuring Agreement and the transactions contemplated thereby and (iii) if submitted for approval at the CLMT Special Meeting, unanimously recommended that the holders of CLMT Common Units approve the Conversion and the Mergers, among other things;

WHEREAS, the CLMT Board has (i) unanimously approved the Restructuring Agreement and the transactions contemplated thereby and (ii) unanimously recommended that the holders of CLMT Common Units approve the Conversion and the Mergers, among other things;

WHEREAS, CLMT directly owns 100% of the shares in NewCo, and CLMT (as sole stockholder of NewCo) and NewCo’s sole incorporator has (a) determined that this Agreement and the transactions contemplated by this Agreement, including the issuance of the NewCo Shares, are in the best interest of NewCo and declared it advisable for NewCo to enter into this Agreement and to cause the Mergers to be consummated, (b) authorized and approved the adoption, execution, delivery and performance of this Agreement and the transactions contemplated by this Agreement by NewCo and (c) directed NewCo to take all such actions to consummate such transactions;

WHEREAS, NewCo directly owns 100% of the issued and outstanding limited liability company interests of Merger Sub I, and NewCo, in its capacity as the sole member of Merger Sub I, has (a) determined that this Agreement and the transactions contemplated by this Agreement, including the GP Merger, are in the best interests of Merger Sub I and declared it advisable for Merger Sub I to enter into this Agreement and consummate the GP Merger and (b) authorized and approved the execution, delivery and performance of this Agreement and the transactions contemplated by this Agreement by Merger Sub I, including the GP Merger;

WHEREAS, NewCo directly owns 100% of the issued and outstanding limited liability company interests of Merger Sub II, and NewCo, in its capacity as the sole member of Merger Sub II, has (a) determined that this Agreement and the transactions contemplated by this Agreement, including the CLMT Merger, are in the best interests of Merger Sub II and declared it advisable for Merger Sub II to enter into this Agreement and consummate the CLMT Merger and (b) authorized and approved the execution, delivery and performance of this Agreement and the transactions contemplated by this Agreement by Merger Sub II, including the CLMT Merger; and

WHEREAS, effective prior to the Mergers, the General Partner shall make an entity classification election on IRS Form 8832 electing to be taxed as an association taxable as a corporation for U.S. federal income tax purposes (the “CTB Election”).

NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in this Agreement, and intending to be legally bound, the Parties agree as follows:

ARTICLE I

DEFINED TERMS; CONSTRUCTION

Section 1.1 Definitions. As used in this Agreement, the following terms have the meanings ascribed thereto below:

“Affiliate” has the meaning set forth in the CLMT Partnership Agreement; provided, that, notwithstanding the foregoing, for purposes of this Agreement, none of the CLMT Entities shall be considered an Affiliate of the Sponsor Parties or any of their respective Affiliates (other than, for the avoidance of doubt, the CLMT Entities).

“Agreement” has the meaning set forth in the Preamble.

“Ancillary Documents” means all the other agreements, certificates, instruments and other documents to be executed or delivered by one or more of the Parties in connection with the transactions contemplated by this Agreement, including the NewCo Bylaws, the NewCo Charter, the Stockholders Agreement, the Registration Rights Agreement and the Warrant Agreement.

“Antitrust Laws” means the HSR Act, including the rules and regulations promulgated thereunder, and all other Applicable Laws issued by a Governmental Authority that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of the monopolization or restraint of trade or the lessening of competition.

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“Applicable Law” or “Law” means any applicable statute, law, regulation, ordinance, rule, judgment, rule of law (including common law), decree, permit, requirement, or other governmental restriction or any similar form of decision of, or any provision or condition issued under any of the foregoing by, or any determination by any Governmental Authority having or asserting jurisdiction over the matter or matters in question, whether now or hereafter in effect and in each case as amended (including all of the terms and provisions of the common law of such Governmental Authority), as interpreted and enforced at the time in question.

“Book-Entry Units” has the meaning set forth in Section 3.2.

“Business Day” means Monday through Friday of each week, except that a legal holiday recognized as such by the government of the United States of America or the States of Delaware, Texas and New York shall not be regarded as a Business Day.

“Certificate” has the meaning set forth in Section 3.2.

“CLMT” has the meaning set forth in the Preamble.

“CLMT Board” means the board of directors of the General Partner.

“CLMT Common Unit” means a Common Unit (as such term is defined in the CLMT Partnership Agreement).

“CLMT Entities” means, collectively, the General Partner, CLMT and its Subsidiaries, including, for the avoidance of doubt, NewCo, Merger Sub I and Merger Sub II.

“CLMT General Partner Interest” means the General Partner Interest (as such term is defined in the CLMT Partnership Agreement).

“CLMT LTIP” means the Calumet GP, LLC Amended and Restated Long-Term Incentive Plan, as amended from time to time.

“CLMT Merger” has the meaning set forth in Section 2.1(a).

“CLMT Merger Certificate” means a certificate of merger evidencing the CLMT Merger in substantially the form attached hereto as Exhibit A.

“CLMT Merger Consideration” has the meaning set forth in Section 3.1(a).

“CLMT Merger Effective Time” means the time at which the CLMT Merger is effected in accordance with the CLMT Merger Certificate.

“CLMT Partnership Agreement” means the First Amended and Restated Agreement of Limited Partnership of CLMT, dated as of January 31, 2006, as amended from time to time.

“CLMT Phantom Unit Award” means each phantom unit award granted under the CLMT LTIP.

“CLMT Special Meeting” has the meaning set forth in the Restructuring Agreement.

“CLMT Unitholder Approval” has the meaning set forth in the Restructuring Agreement.

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“Closing” has the meaning set forth in Section 2.2.

“Closing Date” has the meaning set forth in Section 2.2.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Conflicts Committee” means the conflicts committee of the CLMT Board.

“Contract” means any written contract, agreement, indenture, instrument, note, bond, loan, lease, easement, mortgage, franchise, license agreement, binding bid or offer, binding term sheet or letter of intent or memorandum, commitment, letter of credit or any other legally binding arrangement, including any amendments or modifications thereof and waivers relating thereto.

“Conversion” has the meaning set forth in the Restructuring Agreement.

“Conversion Shares” has the meaning set forth in Section 4.1(b)(v).

“CTB Election” has the meaning set forth in the Recitals.

“DLLCA” means the Delaware Limited Liability Company Act, as amended from time to time.

“DRULPA” means the Delaware Revised Uniform Limited Partnership Act, as amended from time to time.

“Encumbrance” means any mortgage, pledge, charge, hypothecation, easement, right of purchase, security interest, deed of trust, encumbrance, interest, option, lien, right of first refusal, right of way, defect in title, encroachments or other restriction, whether or not imposed by operation of any Applicable Law, any voting trust or voting agreement, stockholder agreement or proxy.

“Exchange Agent” has the meaning set forth in Section 3.3(a).

“Exchange Fund” has the meaning set forth in Section 3.3(a).

“Exchange Ratio” has the meaning set forth in Section 3.1(a).

“GAAP” means generally accepted accounting principles in the United States of America.

“General Partner” has the meaning set forth in the Preamble.

“General Partner Units” has the meaning set forth in the CLMT Partnership Agreement.

“Governmental Authority” means any applicable multinational, foreign, federal, state, local or other governmental statutory or administrative authority, regulatory body or commission or any court, tribunal or judicial or arbitral authority which has any jurisdiction over a matter.

“GP Equity Interests” has the meaning set forth in Section 3.5(a).

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“GP LLC Agreement” means the Amended and Restated Limited Liability Company Agreement of the General Partner, dated as of January 31, 2006, as amended from time to time.

“GP Merger” has the meaning set forth in Section 2.1(b).

“GP Merger Certificate” means the certificate of merger in substantially the form attached hereto as Exhibit B.

“GP Merger Consideration” has the meaning set forth in Section 3.5(a).

“GP Merger Effective Time” means the time at which the GP Merger is effected in accordance with the GP Merger Certificate.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

“Incentive Distribution Right” has the meaning set forth in the CLMT Partnership Agreement.

“Limited Partner” has the meaning set forth in the CLMT Partnership Agreement.

“Material Adverse Effect” means, with respect to the CLMT Entities, any change, circumstance, effect or condition that, individually or in the aggregate, (i) is materially adverse to the assets, financial condition, results of operations, or business of the CLMT Entities, taken as a whole, or (ii) materially impedes the ability of such Person to consummate the transactions contemplated hereby, other than, in the case of clause (i) only, any change, circumstance, effect or condition (a) in the specialty products industries generally (including any change in the prices of crude oil, natural gas, natural gas liquids or other hydrocarbon products, industry margins or any regulatory changes or changes in Applicable Law), (b) in United States or global economic conditions or financial markets in general or (c) the announcement or pendency of this Agreement, or the matters contemplated hereby; provided, that in the case of clauses (a) and (b), the impact on the CLMT Entities is not disproportionately adverse as compared to others in the industries referred to in clause (a) of this definition generally.

“Merger Sub I” has the meaning set forth in the Preamble.

“Merger Sub II” has the meaning set forth in the Preamble.

“Mergers” has the meaning set forth in Section 2.1(b).

“Nasdaq” means the Nasdaq Stock Market LLC.

“NewCo” has the meaning set forth in the Preamble.

“NewCo Board” means the Board of Directors of NewCo.

“NewCo Bylaws” means the Amended and Restated bylaws of NewCo in substantially the form attached hereto as Exhibit C.

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“NewCo Charter” means the Amended and Restated Certificate of Incorporation of NewCo in substantially the form attached hereto as Exhibit D.

“NewCo Common Stock” means the common stock, par value $0.01 per share, of NewCo.

“NewCo RSUs” has the meaning set forth in Section 3.6(a).

“NewCo Shares” means shares of NewCo Common Stock.

“NewCo Warrants” has the meaning set forth in Section 3.5(a).

“Organizational Documents” means (a) with respect to a corporation, the articles or certificate of incorporation and bylaws thereof together with any other governing agreements or instruments of such corporation or the shareholders thereof, each as amended, (b) with respect to a limited liability company, the certificate of formation and the operating or limited liability company agreement thereof, or any comparable governing instruments, each, as amended, (c) with respect to a partnership, the certificate of limited partnership and the limited partnership agreement thereof, each as amended, and (d) with respect to any other Person, the organizational, constituent or governing documents or instruments of such Person, each as amended.

“Outside Date” has the meaning set forth in Section 7.1(g).

“Party” and “Parties” have the meanings set forth in the Preamble.

“Permits” means all franchises, grants, authorizations, licenses, permits, easements, certificates of need, variances, exemptions, consents, certificates, approvals and orders.

“Person” means any individual, corporation, company, voluntary association, partnership, joint venture, trust, limited liability company, unincorporated organization, government or any agency, instrumentality or political subdivision thereof or any other form of entity.

“Proxy Statement” has the meaning set forth in the Restructuring Agreement.

“Registration Rights Agreement” means the Registration Rights Agreement in substantially the form attached hereto as Exhibit E.

“Registration Statement” has the meaning set forth in the Restructuring Agreement.

“Restructuring Agreement” has the meaning set forth in the Recitals.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations of the SEC promulgated thereunder.

“Sponsor Material Adverse Effect” means any change, circumstance, effect or condition that prevents or materially impedes the Sponsor Parties from consummating the transactions contemplated hereby.

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“Sponsor Parties” has the meaning set forth in the Preamble.

“Stockholders Agreement” means the Stockholders Agreement in substantially the form attached hereto as Exhibit F.

“Subsidiaries” has the meaning set forth in the CLMT Partnership Agreement; provided, however, that, except where otherwise expressly provided, for the purposes of this Agreement, none of the CLMT Entities shall be considered a Subsidiary of the Sponsor Parties.

“Surviving CLMT” has the meaning set forth in Section 2.1(a).

“Surviving Entities” has the meaning set forth in Section 2.1(b).

“Surviving GP” has the meaning set forth in Section 2.1(b).

“Tax” or “Taxes” means all taxes, assessments, fees, and other charges imposed by a Governmental Authority, including all income, franchise, profits, capital gains, capital stock, transfer, gross receipts, sales, use, transfer, service, occupation, ad valorem, property, excise, severance, windfall profit, premium, stamp, license, payroll, employment, social security, retirement, workers compensation, unemployment, disability, environmental, alternative minimum, add-on, recording, value-added, withholding (including backup withholding) and other taxes, assessments, duties, levies, imposts, unclaimed property, escheat obligations, customs, estimated or other similar charges of any kind whatsoever (whether payable directly or by withholding and whether or not requiring the filing of a Tax Return), and all estimated taxes, deficiency assessments, additions to tax, penalties, interests and additional amounts imposed by any Governmental Authority.

“Tax Return” means any report, return, election, document, claim for refund, statement, information return, estimated Tax filing, declaration or other filing provided to or required to be provided to any Governmental Authority with respect to Taxes, including any attachments or amendments thereto.

“Warrant Agreement” means the Warrant Agreement in substantially the form attached hereto Exhibit G.

Section 1.2 Interpretation. Unless expressly provided for elsewhere in this Agreement, this Agreement will be interpreted in accordance with the following provisions:

(a) the words “this Agreement,” “herein,” “hereby,” “hereunder,” “hereof,” and other equivalent words refer to this Agreement as an entirety and not solely to the particular portion, article, section, subsection or other subdivision of this Agreement in which any such word is used;

(b) examples are not to be construed to limit, expressly or by implication, the matter they illustrate;

(c) the word “including” and its derivatives means “including without limitation” and is a term of illustration and not of limitation;

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(d) all definitions set forth herein are deemed applicable whether the words defined are used herein in the singular or in the plural and correlative forms of defined terms have corresponding meanings;

(e) the word “or” is not exclusive and has the inclusive meaning represented by the phrase “and/or”;

(f) the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or thing extends, and such phrase shall not mean simply “if”;

(g) a defined term has its defined meaning throughout this Agreement and each exhibit and schedule to this Agreement, regardless of whether it appears before or after the place where it is defined;

(h) all references to prices, values or monetary amounts refer to United States dollars;

(i) wherever used herein, any pronoun or pronouns will be deemed to include both the singular and plural and to cover all genders;

(j) this Agreement has been jointly prepared by the Parties, and this Agreement will not be construed against any Person as the principal draftsperson of this Agreement and no consideration may be given to any fact or presumption that any Party had a greater or lesser hand in drafting this Agreement;

(k) each covenant, term and provision of this Agreement will be construed simply according to its fair meaning; prior drafts of this Agreement or the fact that any clauses have been added, deleted or otherwise modified from any prior drafts of this Agreement will not be used as an aid of construction or otherwise constitute evidence of the intent of the Parties and no presumption or burden of proof will arise favoring or disfavoring any Party by virtue of such prior drafts;

(l) the captions of the articles, sections or subsections appearing in this Agreement are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or extent of such article, section or subsection, or in any way affect this Agreement;

(m) any references herein to a particular section, article, Schedule or Exhibit means a section or article of, or Schedule or Exhibit to, this Agreement unless otherwise expressly stated herein;

(n) the Schedules attached hereto are incorporated herein by reference and will be considered part of this Agreement;

(o) unless otherwise specified herein, all accounting terms used herein will be interpreted, and all determinations with respect to accounting matters hereunder will be made, in accordance with GAAP, applied on a consistent basis;

(p) all references to days mean calendar days unless otherwise provided; and

(q) except as otherwise noted, all references to time mean Houston, Texas time.

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ARTICLE II

THE CONVERSION

Section 2.1 The Mergers. Upon the terms and subject to the conditions of this Agreement, the following shall occur on the Closing Date:

(a) CLMT Merger. In accordance with the DRULPA and the DLLCA, Merger Sub II shall merge with and into CLMT, the separate existence of Merger Sub II shall cease and CLMT shall survive and continue to exist as a Delaware limited partnership (the “CLMT Merger,” and CLMT as the surviving entity in the CLMT Merger, sometimes being referred to herein as the “Surviving CLMT”).

(b) GP Merger. Immediately after the CLMT Merger, in accordance with the DLLCA, Merger Sub I shall merge with and into the General Partner, the separate existence of Merger Sub I shall cease and the General Partner shall survive and continue to exist as a Delaware limited liability company (the “GP Merger,” together with the CLMT Merger, the “Mergers,” and the General Partner as the surviving entity in the GP Merger, sometimes being referred to herein as the “Surviving GP,” and together with the Surviving CLMT, the “Surviving Entities”).

Section 2.2 Closing. The closing of the transactions contemplated by this Agreement (the “Closing”) shall occur as soon as practicable after the satisfaction or waiver (if permitted hereunder) of all of the conditions set forth in Article VI other than those conditions that by their nature are to be satisfied at the Closing (but subject to the fulfillment or waiver of such conditions at the Closing), at the office of Gibson, Dunn & Crutcher LLP at 811 Main Street, Suite 3000, Houston, Texas 77002 (or remotely via the electronic exchange of executed documents), unless another date or place is mutually agreed upon in writing by the Parties. The date upon which the Closing occurs hereunder is referred to herein as the “Closing Date.”

Section 2.3 Filing of Certificates of Merger. Subject to the provisions of this Agreement, on the Closing Date, the Parties shall cause the CLMT Merger Certificate and the GP Merger Certificate to be executed, acknowledged and filed with the Secretary of State of the State of Delaware.

Section 2.4 Effects of the Mergers.

(a) The CLMT Merger shall have the effects set forth in this Agreement and the applicable provisions of the DRULPA and the DLLCA. At the CLMT Merger Effective Time, CLMT shall be owned by the General Partner and NewCo.

(b) The GP Merger shall have the effects set forth in this Agreement and the applicable provisions of the DLLCA. At the GP Merger Effective Time, the General Partner shall become a wholly owned Subsidiary of NewCo.

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Section 2.5 Organizational Documents of Surviving Entities.

(a) At the CLMT Merger Effective Time (i) the certificate of limited partnership of CLMT as in effect immediately prior to the CLMT Merger Effective Time shall remain unchanged and shall be the certificate of limited partnership of the Surviving CLMT from and after the CLMT Merger Effective Time, until duly amended in accordance with Applicable Laws and (ii) the CLMT Partnership Agreement as in effect immediately prior to the CLMT Merger Effective Time shall remain unchanged and shall be the partnership agreement of the Surviving CLMT, from and after the CLMT Merger Effective Time until duly amended in accordance with the terms thereof and Applicable Laws, in each case, consistent with the obligations set forth in Section 6.08 of the Restructuring Agreement. The name of the Surviving CLMT shall be “Calumet Specialty Products Partners, L.P.”

(b) At the GP Merger Effective Time, (i) the certificate of formation of the General Partner as in effect immediately prior to the GP Merger Effective Time shall remain unchanged and shall be the certificate of formation of the Surviving GP from and after the GP Merger Effective Time, until duly amended in accordance with Applicable Laws and (ii) the GP LLC Agreement as in effect immediately prior to the GP Merger Effective Time shall remain unchanged and shall be the limited liability company agreement of the Surviving GP, from and after the GP Merger Effective Time until duly amended in accordance with the terms thereof and Applicable Laws, in each case, consistent with the obligations set forth in Section 6.08 of the Restructuring Agreement. The name of the Surviving GP shall be “Calumet GP, LLC.”

Section 2.6 Directors and Officers of the Surviving Entities.

(a) Immediately prior to the GP Merger Effective Time, the General Partner shall use its reasonable best efforts to deliver to the Sponsor Parties the resignation of each officer of the General Partner and each member of the CLMT Board, unless directed otherwise by the Sponsor Parties in the Sponsor Parties’ sole discretion.

(b) Immediately following the GP Merger Effective Time, unless determined otherwise by the Sponsor Parties in the Sponsor Parties’ sole discretion, NewCo shall cause (i) the officers of the General Partner serving immediately prior to the GP Merger Effective Time to become the officers of NewCo; and (ii) the individuals, who are to be agreed between the Parties prior to the GP Merger Effective Time, in each case in accordance with Section 6.05 of the Restructuring Agreement, to become members of the NewCo Board, in each case, until the earlier of their death, resignation or removal or the time at which their respective successors are duly elected or appointed and qualified.

ARTICLE III

CONSIDERATION FOR THE MERGERS; EXCHANGE PROCEDURES

Section 3.1 CLMT Merger Consideration. Subject to the provisions of this Agreement, at the CLMT Merger Effective Time, by virtue of the CLMT Merger and without any action on the part of any CLMT Entity or Sponsor Party, or any other Person:

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(a) Exchange of CLMT Common Units. Subject to Section 3.1(b) and Section 3.1(c), each CLMT Common Unit (including CLMT Common Units owned by the Sponsor Parties and their respective Affiliates) issued and outstanding as of immediately prior to the CLMT Merger Effective Time shall be exchanged into the right to receive one NewCo Share (the “CLMT Merger Consideration” and such ratio, the “Exchange Ratio”), subject to adjustment in accordance with Section 3.4.

(b) Equity of Merger Sub II. The limited liability company interests in Merger Sub II issued and outstanding immediately prior to the CLMT Merger Effective Time shall be exchanged for 80,223,093 CLMT Common Units in the Surviving CLMT.

(c) Treatment of CLMT General Partner Interest. The CLMT General Partner Interest issued and outstanding as of immediately prior to the CLMT Merger Effective Time shall remain, immediately following the CLMT Merger Effective Time, outstanding as 1,637,206 General Partner Units in the Surviving CLMT.

(d) Incentive Distribution Rights. The Incentive Distribution Rights of CLMT issued by CLMT to the General Partner and outstanding immediately prior to the CLMT Merger Effective Time shall remain as outstanding equity interests in the Surviving CLMT held by the General Partner immediately following the CLMT Merger Effective Time.

(e) Books and Records of CLMT. The books and records of the Surviving CLMT shall be revised to reflect (i) the exchange and cancellation of all CLMT Common Units in accordance with Section 3.1 and Section 3.2 and (ii) the exchange of limited liability company interests in Merger Sub II in accordance with Section 3.1.

Section 3.2 Rights as CLMT Unitholders; CLMT Common Unit Transfers. All CLMT Common Units exchanged into the right to receive the CLMT Merger Consideration pursuant to Section 3.1(a) will cease to be Outstanding (as such term is defined in the CLMT Partnership Agreement) and will automatically be canceled and will cease to exist when converted into the right to receive the CLMT Merger Consideration as a result of and pursuant to the CLMT Merger. At the CLMT Merger Effective Time, each holder of a certificate that immediately prior to the CLMT Merger Effective Time represented CLMT Common Units (a “Certificate”) and each holder of non-certificated CLMT Common Units represented by book-entry immediately prior to the CLMT Merger Effective Time (“Book-Entry Units”) will cease to have any rights with respect thereto or thereunder, except the right to receive (a) the CLMT Merger Consideration, (b) any dividend in accordance with Section 3.3(c) to be paid, without interest, upon surrender of such Certificate or Book-Entry Units in accordance with Section 3.3, and (c) any distribution in respect of the CLMT Common Units with a record date occurring prior to the CLMT Merger Effective Time that may have been declared by CLMT on the CLMT Common Units in accordance with the terms of this Agreement and the CLMT Partnership Agreement and which remains unpaid at the CLMT Merger Effective Time. At the CLMT Merger Effective Time, the transfer books of the Surviving CLMT will be closed immediately and there will be no further registration of transfers on the transfer books of the Surviving CLMT with respect to the CLMT Common Units.

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Section 3.3 Exchange of Certificates and Book-Entry Units.

(a) Exchange Agent. Prior to the CLMT Merger Effective Time, the General Partner will appoint an exchange agent to act as exchange and payment agent hereunder for the purpose of exchanging CLMT Common Units for the CLMT Merger Consideration as required by this Article III (the “Exchange Agent”). Promptly after the CLMT Merger Effective Time, the General Partner will deposit, or cause to be deposited on behalf of NewCo, with the Exchange Agent for the benefit of the holders of the applicable CLMT Common Units, for exchange in accordance with this Article III, through the Exchange Agent, NewCo Shares as required by this Article III. The General Partner agrees to make available, or cause to be made available, to the Exchange Agent, from time to time as needed, cash sufficient to pay any dividends pursuant to Section 3.3(c), without interest. Any dividends with respect to NewCo Shares pursuant to Section 3.3(c) and NewCo Shares for payment of the CLMT Merger Consideration deposited with the Exchange Agent are hereinafter referred to as the “Exchange Fund.” The Exchange Agent will, pursuant to irrevocable instructions from the General Partner, deliver the CLMT Merger Consideration contemplated to be issued or paid pursuant to this Agreement out of the Exchange Fund. Except as contemplated by Section 3.3(b) and Section 3.3(c), the Exchange Fund will not be used for any other purpose.

(b) Exchange Procedures. Promptly after the CLMT Merger Effective Time, the General Partner will instruct the Exchange Agent to mail to each record holder of CLMT Common Units as of the CLMT Merger Effective Time (i) a letter of transmittal (specifying that in respect of Certificates, delivery will be effected, and risk of loss and title to the Certificates will pass, only upon proper delivery of the Certificates to the Exchange Agent, and which will be in customary form and agreed to by the Parties prior to the CLMT Merger Effective Time) and (ii) instructions (in customary form and agreed to by the Parties prior to the CLMT Merger Effective Time) for use in effecting the surrender of the Certificates or Book-Entry Units in exchange for the CLMT Merger Consideration payable in respect of CLMT Common Units represented by such Certificates or Book-Entry Units, as applicable. Promptly after the CLMT Merger Effective Time, upon surrender of Certificates, if any, for cancellation to the Exchange Agent together with such letters of transmittal, properly completed and duly executed, and other documents (including in respect of Book-Entry Units) as may be reasonably required pursuant to such instructions, each holder who held CLMT Common Units immediately prior to the CLMT Merger Effective Time will be entitled to receive upon surrender of the Certificates or Book-Entry Units therefor (subject to any applicable withholding Tax) (A) NewCo Shares representing, in the aggregate, the aggregate number of NewCo Shares that such holder has the right to receive pursuant to this Article III (after taking into account all CLMT Common Units then held by such holder) and (B) a check in an amount equal to the aggregate amount of cash that such holder has the right to receive pursuant to this Article III, including dividends pursuant to Section 3.3(c), if any. No interest will be paid or accrued on any amounts payable pursuant to this Article III, including any dividends payable pursuant to Section 3.3(c). In the event of a transfer of ownership of CLMT Common Units that is not registered in the transfer records of CLMT, the CLMT Merger Consideration payable in respect of such CLMT Common Units may be paid to a transferee if the Certificate representing such CLMT Common Units or evidence of ownership of the Book-Entry Units is presented to the Exchange Agent, and in the case of both Certificates and Book-Entry Units, accompanied by all documents reasonably required to evidence and effect such transfer, and the Person requesting such exchange will pay to the Exchange Agent in advance any transfer or other

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Taxes required by reason of the delivery of the CLMT Merger Consideration in any name other than that of the record holder of such CLMT Common Units, or will establish to the satisfaction of the Exchange Agent that such Taxes have been paid or are not payable. Until all such required documentation has been delivered and Certificates, if any, have been surrendered as contemplated by this Section 3.3(b), each Certificate or Book-Entry Unit will be deemed at any time after the CLMT Merger Effective Time to represent only the right to receive the CLMT Merger Consideration upon such delivery and surrender, any cash or dividends to which such holder is entitled pursuant to Section 3.3(c) and any distribution in respect of the CLMT Common Units with a record date occurring prior to the CLMT Merger Effective Time that may have been declared by CLMT on the CLMT Common Units in accordance with the terms of this Agreement and the CLMT Partnership Agreement and remain unpaid at the CLMT Merger Effective Time.

(c) Dividends with Respect to Unexchanged CLMT Common Units. No dividends with respect to NewCo Shares issued in the CLMT Merger shall be paid to the holder of any unsurrendered Certificates or Book-Entry Units until such Certificates or Book-Entry Units are surrendered as provided in this Section 3.3. Following such surrender, subject to the effect of escheat, Tax or other Applicable Laws, there shall be paid, without interest, to the record holder of the NewCo Shares issued in exchange therefor (i) at the time of such surrender, all dividends payable in respect of any such NewCo Shares with a record date after the CLMT Merger Effective Time and a payment date on or prior to the date of such surrender and not previously paid and (ii) at the appropriate payment date, the dividends payable with respect to such NewCo Shares with a record date after the CLMT Merger Effective Time but with a payment date subsequent to such surrender. For purposes of dividends in respect of NewCo Shares, all NewCo Shares to be issued pursuant to the CLMT Merger shall be entitled to dividends pursuant to the immediately preceding sentence as if issued and outstanding as of the CLMT Merger Effective Time.

(d) No Further Rights in CLMT Common Units. The CLMT Merger Consideration issued upon exchange of a CLMT Common Unit in accordance with the terms hereof will be deemed to have been issued and paid in full satisfaction of all rights pertaining to such CLMT Common Unit (other than any distribution in respect of the CLMT Common Units with a record date occurring prior to the CLMT Merger Effective Time that may have been declared by CLMT on the CLMT Common Units in accordance with the terms of this Agreement and the CLMT Partnership Agreement and which remains unpaid at the CLMT Merger Effective Time).

(e) Termination of Exchange Fund. Any portion of the Exchange Fund that remains undistributed to the holders of CLMT Common Units on the one year anniversary of the CLMT Merger Effective Time will be delivered to the Surviving CLMT upon demand by the Surviving CLMT and, from and after such delivery, any former holders of CLMT Common Units who have not theretofore complied with this Article III will thereafter look only to the Surviving CLMT for the CLMT Merger Consideration payable in respect of such CLMT Common Units pursuant to Section 3.1(a) or any dividends with respect to NewCo Shares to which they are entitled pursuant to Section 3.3(c), in each case, without any interest thereon. Any amounts remaining unclaimed by holders of CLMT Common Units immediately prior to such time as such amounts would otherwise escheat to or become the property of any Governmental Authority will, to the extent permitted by applicable Law, become the property of the Surviving CLMT. Without limitation of the foregoing, after the date that is the one year anniversary of the CLMT Merger

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Effective Time, any amounts remaining unclaimed by holders of CLMT Common Units will become the property of the Surviving CLMT, subject to the legitimate claims of any Person previously entitled thereto hereunder or under abandoned property, escheat or similar Laws. Notwithstanding anything in this Agreement to the contrary, none of the Sponsor Parties, NewCo, the Surviving Entities, the Exchange Agent, or any other Person shall be liable to any former holder of CLMT Common Units for any amount properly delivered to a public official pursuant to any abandoned property, escheat or similar Law.

(f) Lost, Stolen or Destroyed Certificates. If any Certificate is lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving CLMT, the posting by such Person of an indemnity agreement or a bond, in a customary amount, as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed Certificate and affidavit the CLMT Merger Consideration payable in respect of CLMT Common Units represented by such Certificate as contemplated by this Article III and pay any dividends pursuant to Section 3.3(c).

(g) Withholding Taxes. Each of NewCo, the Surviving Entities, the Exchange Agent and their Affiliates, as applicable, are entitled to deduct and withhold from any amounts, including the CLMT Merger Consideration, payable pursuant to this Agreement to any Person such amounts as NewCo, the Surviving Entities, the Exchange Agent or their Affiliates, as applicable, reasonably deems it is required to deduct and withhold under the Code or any provision of state, local, or foreign Tax Law with respect to the making of such payment. Such deduction and withholding may be taken in securities (including NewCo Shares), in which case NewCo, the Surviving Entities, the Exchange Agent or their Affiliates, as applicable, shall be treated as having sold such securities for an amount of cash equal to the fair market value of such securities at the time of such deemed sale. To the extent that deducted and withheld amounts (including deemed proceeds from the deemed sale of securities) are paid over to the appropriate Governmental Authority, such amounts (including securities) will be treated for all purposes of this Agreement as having been paid or issued to the Person in respect of whom such deduction and withholding was made.

(h) Book-Entry Shares. All NewCo Shares to be issued in the Mergers will be issued in book-entry form, without physical certificates.

(i) Investment of Exchange Fund. The Surviving CLMT may cause the Exchange Agent to invest the cash in the Exchange Fund as directed by the Surviving CLMT on a daily basis, in the Surviving CLMT’s sole discretion; provided, however, that no such investment or loss thereon shall affect the amounts payable or timing of the amounts payable to the holders of CLMT Common Units pursuant to the other provisions of this Article III. Any interest and other income resulting from such investments shall be paid promptly to the Surviving CLMT.

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Section 3.4 Anti-Dilution Provisions. Notwithstanding any provision of this Article III to the contrary, if between the date of this Agreement and the CLMT Merger Effective Time the number of outstanding CLMT Common Units or NewCo Shares shall have been changed into a different number of units or shares or a different class or series by reason of any subdivisions, reclassifications, splits, share distributions, combinations or exchanges of CLMT Common Units or NewCo Shares, as applicable, then the CLMT Merger Consideration, the Exchange Ratio, the GP Merger Consideration and any other similar dependent item, as applicable, will be correspondingly adjusted to provide to the holders of CLMT Common Units the same economic effect as contemplated by this Agreement prior to such event; provided, however, that nothing in this Section 3.4 shall be deemed to permit or authorize any Party to effect any such change that it is not otherwise authorized or permitted to be undertaken pursuant to this Agreement or the Restructuring Agreement.

Section 3.5 GP Merger Consideration. Subject to the provisions of this Agreement, at the GP Merger Effective Time, by virtue of the GP Merger and without any action on the part of any CLMT Entity or Sponsor Party, or any other Person:

(a) Exchange of GP Equity Interests. All equity interests of the General Partner issued and outstanding as of immediately prior to the GP Merger Effective Time (the “GP Equity Interests”) shall be exchanged into the right to receive an aggregate amount of 5,500,000 NewCo Shares and 2,000,000 warrants to purchase NewCo Shares (the “NewCo Warrants”) pursuant to the Warrant Agreement (collectively, the “GP Merger Consideration”), subject to adjustment pursuant to Section 3.4. The NewCo Shares and NewCo Warrants issued pursuant to this Section 3.5(a) shall be allocated among the Sponsor Parties in accordance with Schedule A.

(b) Equity of Merger Sub I. The limited liability company interests in Merger Sub I issued and outstanding immediately prior to the GP Merger Effective Time shall not be canceled and shall remain outstanding as limited liability company interests in the Surviving GP.

(c) No Further Rights in GP Equity Interests. All GP Equity Interests exchanged into the right to receive the GP Merger Consideration pursuant to Section 3.5(a) will cease to be outstanding and will automatically be canceled and will cease to exist when converted into the right to receive the GP Merger Consideration as a result of and pursuant to the GP Merger. The GP Merger Consideration issued upon exchange of the GP Equity Interests in accordance with the terms hereof will be deemed to have been issued and paid in full satisfaction of all rights pertaining thereto.

(d) Limited Liability Company Agreement, Books and Records of Surviving GP. The limited liability company agreement of Merger Sub I immediately prior to the GP Merger Effective Time shall replace and become the limited liability company agreement of the Surviving GP. The books and records of the Surviving GP shall be revised to reflect the exchange and cancellation of all GP Equity Interests in accordance with Section 3.5(a) and the exchange of the limited liability company interests in Merger Sub I and Section 3.5(b).

(e) Withholding Taxes. Each of NewCo, the Surviving Entities, the Exchange Agent and their Affiliates, as applicable, are entitled to deduct and withhold from any amounts, including the GP Merger Consideration, payable pursuant to this Agreement to any Person such amounts as NewCo, the Surviving Entities, the Exchange Agent, or their Affiliates, as applicable, reasonably deems it is required to deduct and withhold under the Code or any provision of state, local, or foreign Tax Law, with respect to the making of such payment. Such deduction and withholding may be taken in securities (including NewCo Shares and NewCo Warrants), in which case NewCo, the Surviving Entities, the Exchange Agent or their Affiliates, as applicable, shall be

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treated as having sold such securities for an amount of cash equal to the fair market value of such securities at the time of such deemed sale. To the extent that deducted and withheld amounts (including deemed proceeds from the deemed sale of securities) are paid over to the appropriate Governmental Authority, such amounts (including securities) will be treated for all purposes of this Agreement as having been paid or issued to the Person in respect of whom such deduction and withholding was made.

Section 3.6 Treatment of CLMT Awards. Prior to the CLMT Merger Effective Time, the Sponsor Parties, NewCo, the General Partner and CLMT shall take all action as may be necessary or required in accordance with applicable Law and the CLMT LTIP (including the award agreements in respect of awards granted thereunder) to give effect to this Section 3.6.

(a) As of the CLMT Merger Effective Time, by virtue of the CLMT Merger and without any action on the part of the holders thereof, each CLMT Phantom Unit Award that is outstanding immediately prior to the CLMT Merger Effective Time shall cease to relate to or represent any right to receive CLMT Common Units or the cash equivalent of a CLMT Common Unit, if applicable, and shall be converted at the CLMT Merger Effective Time, into an award of restricted stock units relating to a number of shares of NewCo Common Stock (the “NewCo RSUs”) equal to the product of (a) the number of CLMT Common Units subject to or referenced within the corresponding CLMT Phantom Unit Award as of immediately prior to the CLMT Merger Effective Time, multiplied by (b) the Exchange Ratio, on substantially the same terms and conditions as were applicable to the corresponding CLMT Phantom Unit Award, including any applicable payment timing provisions, the form of settlement (i.e., cash or equity-based) and dividend equivalent rights, as applicable, except as adjusted by this Agreement.

(b) As of the CLMT Merger Effective Time, NewCo shall assume the CLMT LTIP which shall continue to govern the CLMT Phantom Unit Awards as assumed pursuant to this Section 3.6 and for the purpose of making future grants relating to NewCo Shares to applicable employees and other service providers of NewCo and its Subsidiaries, which CLMT LTIP shall be amended and adjusted as reasonably necessary to give effect to the transactions contemplated by this Agreement.

Section 3.7 No Dissenters’ Rights. No dissenters’ or appraisal rights shall be available with respect to the CLMT Merger or the GP Merger or the other transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE PARTIES

Section 4.1 Representations and Warranties Concerning CLMT Entities. Except as disclosed in the correspondingly numbered section of the disclosure schedules delivered by the CLMT Entities to the Sponsor Parties simultaneously with the execution of this Agreement (it being agreed that disclosure of any item in any section or subsection of such disclosure schedules shall be deemed disclosure with respect to any other section or subsection of this Agreement to which the relevance of such item is reasonably apparent on its face, notwithstanding the omission of a cross-reference to such other section or subsection), the General Partner, CLMT, NewCo, Merger Sub I and Merger Sub II hereby represent and warrant to the Sponsor Parties as follows:

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(a) Organization.

(i) Each of NewCo, Merger Sub I and Merger Sub II is a corporation or limited liability company, as the case may be, duly incorporated or formed and validly existing and in good standing under the Laws of the State of Delaware.

(ii) Since their respective incorporation or formation, as applicable, and until the date hereof, none of NewCo, Merger Sub I and Merger Sub II have engaged in any business activities, has any operations, has owned any assets, has generated any revenues, and has incurred any liabilities of any kind, whether known or unknown or otherwise, in each case except liabilities incurred in connection with their respective incorporation or formation and continued existence as legal entities (including liabilities incurred in connection with the preparation and filing of Tax Returns, regulatory or governmental filings and the like).

(b) Capitalization.

(i) CLMT is the sole stockholder of NewCo and directly owns 100% of the shares in NewCo free and clear of all Encumbrances.

(ii) NewCo is the sole member of Merger Sub I and directly owns 100% of the issued and outstanding limited liability company interests of Merger Sub I free and clear of all Encumbrances.

(iii) NewCo is the sole member of Merger Sub II and directly owns 100% of the issued and outstanding limited liability company interests of Merger Sub II free and clear of all Encumbrances.

(iv) When issued pursuant to the terms of this Agreement, all NewCo Shares constituting the CLMT Merger Consideration and GP Merger Consideration will be duly authorized, validly issued, fully paid and nonassessable and free of preemptive rights.

(v) The NewCo Warrants will be exercisable for shares of NewCo Common Stock (the “Conversion Shares”) in accordance with the terms of the Warrant Agreement. The Conversion Shares have been duly authorized and reserved by NewCo for issuance upon exercise of the NewCo Warrants and, when issued upon exercise in accordance with the terms of the Warrant Agreement, will be validly issued, fully paid and non-assessable, and the issuance of the Conversion Shares will not be subject to any preemptive, participation, rights of first refusal or other similar rights.

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(c) Authorization. Each of CLMT, the General Partner, NewCo, Merger Sub I and Merger Sub II has full limited partnership, corporate or limited liability company, as applicable, power and authority to execute, deliver and perform this Agreement, any Ancillary Documents, as applicable, and the transactions contemplated hereby and thereby, as applicable, subject to obtaining the CLMT Unitholder Approval. The execution, delivery and performance by each of CLMT, the General Partner, NewCo, Merger Sub I and Merger Sub II of this Agreement and any Ancillary Document (as applicable) and the consummation by such Parties of the transactions contemplated hereby and thereby (as applicable), have been duly authorized by all necessary limited partnership, corporate or limited liability company action, as the case may be. This Agreement is duly executed and delivered by each of CLMT, the General Partner, NewCo, Merger Sub I and Merger Sub II and constitutes, a valid and legally binding obligation of such Parties, enforceable against such Parties in accordance with its terms, except to the extent that such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar Applicable Laws affecting creditors’ rights and remedies generally and (ii) equitable principles which may limit the availability of certain equitable remedies (such as specific performance) in certain instances.

(d) No Conflicts or Violations. The execution, delivery and performance of this Agreement, any Ancillary Document (as applicable) and the consummation of the transactions contemplated hereby and thereby (as applicable), do not and will not: (i) assuming the CLMT Unitholder Approval is obtained, violate or conflict with any provision of the Organizational Documents of CLMT, the General Partner, NewCo, Merger Sub I or Merger Sub II; (ii) violate any Law applicable to CLMT, the General Partner, NewCo, Merger Sub I or Merger Sub II; (iii) violate, result in a breach of, constitute (with due notice or lapse of time or both) a default or cause any obligation, penalty or premium to arise or accrue under any Contract to which any of CLMT, the General Partner, NewCo, Merger Sub I or Merger Sub II is a party; (iv) result in the creation or imposition of any Encumbrance upon any of the properties or assets of CLMT, the General Partner, NewCo, Merger Sub I or Merger Sub II; or (v) result in the cancellation, modification, revocation or suspension of any Permit of any of CLMT, the General Partner, NewCo, Merger Sub I or Merger Sub II, except, in the case of clauses (ii) through (v), as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(e) Consents and Approvals. Except (i) as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or (ii) for any filings required for compliance with any applicable requirements of the federal securities Laws, any applicable state or other local securities Laws, any applicable requirements of a national securities exchange, including the filing with the SEC of the Registration Statement and the Proxy Statement, any applicable Antitrust Laws and the filing of the CLMT Merger Certificate and GP Merger Certificate, neither the execution and delivery by any of CLMT, the General Partner, NewCo, Merger Sub I or Merger Sub II of this Agreement or any Ancillary Document (as applicable), nor the performance by any of CLMT, the General Partner, NewCo, Merger Sub I or Merger Sub II of its obligations hereunder or thereunder (as applicable), requires the consent, approval, waiver or authorization of, or declaration, filing, registration or qualification with any Governmental Authority by such Party.

Section 4.2 Representations and Warranties Concerning the Sponsor Parties. Except as disclosed in the correspondingly numbered section of the disclosure schedules delivered by the Sponsor Parties to CLMT simultaneously with the execution of this Agreement (it being agreed that disclosure of any item in any section or subsection of such disclosure schedules shall be deemed disclosure with respect to any other section or subsection of this Agreement to which the relevance of such item is reasonably apparent on its face, notwithstanding the omission of a cross-reference to such other section or subsection), each Sponsor Party, severally and not jointly, hereby represents and warrants to CLMT as follows with respect to such Sponsor Party:

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(a) Authorization. Such Sponsor Party has full power and authority to execute, deliver and perform this Agreement and any Ancillary Documents to which it is a party. As applicable, the execution, delivery and performance by such Sponsor Party of this Agreement, any Ancillary Documents to which it is a party, and the consummation by such Sponsor Party of the transactions contemplated hereby and thereby, as applicable, have been duly authorized by all necessary limited partnership, limited liability company or trust action, as the case may be. This Agreement and the Ancillary documents to which such Sponsor Party is a party, have been duly executed and delivered by such Sponsor Party and constitutes a valid and legally binding obligation of such Sponsor Party, enforceable against such Sponsor Party in accordance with their respective terms, except to the extent that such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar Applicable Laws affecting creditors’ rights and remedies generally and (ii) equitable principles which may limit the availability of certain equitable remedies (such as specific performance) in certain instances.

(b) No Conflicts or Violations. As applicable, the execution, delivery and performance of this Agreement, any Ancillary Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby, as applicable, do not: (i) violate or conflict with any provision of the Organizational Documents of such Sponsor Party; (ii) violate any Law applicable to such Sponsor Party; (iii) violate, result in a breach of, constitute (with due notice or lapse of time or both) a default or cause any obligation, penalty or premium to arise or accrue under any Contract to which such Sponsor Party is a party; (iv) result in the creation or imposition of any Encumbrance upon any of the properties or assets of such Sponsor Party; or (v) result in the cancellation, modification, revocation or suspension of any Permit of such Sponsor Party, except, in the case of clauses (ii) through (v), as would not, individually or in the aggregate, reasonably be expected to have a Sponsor Material Adverse Effect with respect to such Sponsor Party.

(c) Consents and Approvals. Except (i) as would not, individually or in the aggregate, reasonably be expected to have a Sponsor Material Adverse Effect with respect to such Sponsor Party or (ii) for any filings required for compliance with any applicable requirements of the federal securities Laws, any applicable state or other local securities Laws, any applicable requirements of a national securities exchange, including the filing with the SEC of the Registration Statement and Proxy Statement, any applicable Antitrust Laws and the filing of the CLMT Merger Certificate or the GP Merger Certificate, neither such Sponsor Party’s execution and delivery of this Agreement or any Ancillary Documents to which it is a party, nor the performance by such Sponsor Party of its obligations hereunder or thereunder, as applicable, requires the consent, approval, waiver or authorization of, or declaration, filing, registration or qualification with any Governmental Authority by such Sponsor Party.

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Section 4.3 EXCLUSIVITY OF REPRESENTATIONS AND WARRANTIES. NOTWITHSTANDING THE DELIVERY OR DISCLOSURE BY ANY PARTY OR THEIR RESPECTIVE OFFICERS, MANAGERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES OF ANY DOCUMENTATION OR OTHER INFORMATION (INCLUDING ANY FINANCIAL PROJECTIONS OR OTHER SUPPLEMENTAL DATA), EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS ARTICLE IV, EACH OF THE PARTIES EXPRESSLY DISCLAIMS ANY AND ALL REPRESENTATIONS OR WARRANTIES OF ANY KIND OR NATURE, EXPRESS OR IMPLIED, AS TO THE CONDITION, VALUE OR QUALITY OF THEIR RESPECTIVE BUSINESSES OR ASSETS, AND EACH OF THE PARTIES SPECIFICALLY DISCLAIMS ANY AND ALL REPRESENTATIONS OR WARRANTIES OF MERCHANTABILITY, USAGE, SUITABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE WITH RESPECT TO ITS ASSETS, ANY PART THEREOF, THE WORKMANSHIP THEREOF, AND THE ABSENCE OF ANY DEFECTS THEREIN, WHETHER LATENT OR PATENT, IT BEING UNDERSTOOD THAT ANY ASSETS ACQUIRED BY VIRTUE OF THE TRANSACTIONS CONTEMPLATED HEREBY ARE BEING ACQUIRED “AS IS, WHERE IS” ON THE CLOSING DATE, AND IN THEIR PRESENT CONDITION.

ARTICLE V

ADDITIONAL COVENANTS AND AGREEMENTS

Section 5.1 Covenants by NewCo. Prior to the CLMT Merger Effective Time, the NewCo Board shall cause NewCo to:

(a) subject to obtaining the CLMT Unitholder Approval, adopt the NewCo Bylaws and the NewCo Charter; and

(b) execute and deliver the Stockholders Agreement, the Registration Rights Agreement and the Warrant Agreement to the Sponsor Parties.

Section 5.2 Covenants by the Sponsor Parties. Prior to the CLMT Merger Effective Time, the Sponsor Parties shall counter-execute and deliver the Stockholders Agreement, the Registration Rights Agreement and the Warrant Agreement to NewCo.

ARTICLE VI

CONDITIONS PRECEDENT

Section 6.1 Conditions to Each Party’s Obligation to Effect the CLMT Merger. The respective obligations of each Party hereto to effect the CLMT Merger shall be subject to the satisfaction (or waiver, if permissible under Applicable Laws) on or prior to the Closing Date of the following conditions:

(a) CLMT Unitholder Approval. The CLMT Unitholder Approval shall have been obtained at the CLMT Special Meeting in accordance with Applicable Laws and the CLMT Partnership Agreement.

(b) No Injunctions or Restraints. No Law, injunction, judgment or ruling enacted, promulgated, issued, entered, amended or enforced by any Governmental Authority shall be in effect enjoining, restraining, preventing or prohibiting consummation of the transactions contemplated by this Agreement or making the consummation of the transactions contemplated by this Agreement illegal.

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(c) Registration Statement. The Registration Statement shall have been declared effective by the SEC under the Securities Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued by the SEC and remain in effect and no proceedings for that purpose shall have been initiated (unless subsequently withdrawn).

(d) Nasdaq Listing. The NewCo Shares to be issued pursuant to this Agreement shall have been approved for listing on the Nasdaq, subject to official notice of issuance.

(e) Regulatory Approval. Any consent or approval of any Governmental Authority required to be obtained pursuant to any applicable Antitrust Law shall have been duly obtained and shall be in full force and effect, and all terminations or expirations of waiting periods imposed by any Governmental Authority necessary for the consummation of the transactions contemplated hereby, including under any Antitrust Law, shall have occurred.

(f) CTB Election. The General Partner shall have made the CTB Election in accordance with the procedures set forth in IRS Form 8832 and its instructions.

Section 6.2 Conditions to Each Party’s Obligation to Effect the GP Merger. The respective obligations of each Party hereto to effect the GP Merger shall be subject to the satisfaction (or waiver, if permissible under Applicable Laws) on or prior to the Closing Date of the following conditions:

(a) All conditions to each Party’s obligation to effect the CLMT Merger shall have been satisfied.

Section 6.3 Conditions to CLMT’s Obligation to Effect the Mergers. The obligations of CLMT to, and to cause each of its Subsidiaries and Affiliates, as applicable, to, effect the Mergers shall be subject to the fulfillment (or, to the extent permitted by applicable Law, written waiver by CLMT) on or prior to the GP Merger Effective Time of the following conditions:

(a) Bring Down of Representations and Warranties. The representations and warranties set forth in Section 4.2 shall be true and correct in all respects as of the Closing Date as though made on and as of the Closing Date, except for such inaccuracies as would not be material in amount or effect.

(b) Performance of Covenants. The Sponsor Parties shall have performed and complied with, in all material respects, all covenants required by this Agreement to be performed or complied with by such Persons prior to the Closing Date.

Section 6.4 Conditions to Sponsor Parties’ Obligation to Effect the Mergers. The obligations of each of the Sponsor Parties to, and to cause their Affiliates, as applicable, to, effect the Mergers shall be subject to the fulfillment (or, to the extent permitted by Applicable Law, written waiver by the Sponsor Parties) on or prior to the GP Merger Effective Time of the following conditions:

(a) Bring Down of Representations and Warranties. The representations and warranties set forth in Section 4.1 shall be true and correct in all respects as of the Closing Date as though made on and as of the Closing Date, except for such inaccuracies as would not be material in amount or effect.

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(b) Performance of Covenants. The CLMT Entities shall have performed and complied with, in all material respects, all covenants required by this Agreement to be performed or complied with by the CLMT Entities prior to Closing.

Section 6.5 Frustration of Closing Conditions. No Party may rely on the failure of any condition set forth in Section 6.1, Section 6.2, Section 6.3 or Section 6.4, as the case may be, to be satisfied if such failure was due to the failure of such Party to perform and comply in all material respects with the covenants and agreements in this Agreement to be performed or complied with by such Party prior to the Closing.

ARTICLE VII

TERMINATION

Section 7.1 Termination. This Agreement may be terminated and the transactions contemplated by this Agreement abandoned at any time prior to the GP Merger Effective Time:

(a) by mutual written agreement of CLMT (which shall require prior approval by the Conflicts Committee) and the Sponsor Parties;

(b) by either CLMT or the Sponsor Parties if the CLMT Special Meeting shall have concluded and the CLMT Unitholder Approval shall not have been obtained;

(c) by either CLMT or the Sponsor Parties if any injunction or other order, decree, decision, determination or judgment permanently restraining, enjoining or otherwise prohibiting consummation of the transactions contemplated hereby shall become final and non-appealable or any Law that permanently makes consummation of the transactions contemplated illegal or otherwise prohibited shall be in effect;

(d) by CLMT if there has been a breach of, or failure to perform, any representation, warranty, covenant or agreement made by the Sponsor Parties in this Agreement, such that the conditions set forth in Section 6.3 would not be satisfied and such breach or failure to perform is not curable or, if curable, is not cured by the earlier of (i) the Outside Date and (ii) 45 days following receipt by the Sponsor Parties of notice of such breach or failure from CLMT; provided that the right to terminate this Agreement pursuant to this Section 7.1(d) shall not be available if CLMT is itself in breach of any provision of this Agreement or has failed to perform any of its representations, warranties, covenants or agreements set forth in this Agreement, and which breach or failure to perform would result in the failure of the conditions set forth in Section 6.4;

(e) by the Sponsor Parties if there has been a breach of, or failure to perform, any representation, warranty, covenant or agreement made by the CLMT Entities in this Agreement, such that the conditions set forth in Section 6.4 would not be satisfied and such breach or failure to perform is not curable or, if curable, is not cured by the earlier of (i) the Outside Date and (ii) 45 days following receipt by CLMT of notice of such breach or failure from the Sponsor Parties; provided that the right to terminate this Agreement pursuant to this Section 7.1(e) shall not be available if any of the Sponsor Parties is itself in breach of any provision of this Agreement or has failed to perform any of its representations, warranties, covenants or agreements set forth in this Agreement, and which breach or failure to perform would result in the failure of the conditions set forth in Section 6.3;

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(f) by either CLMT or the Sponsor Parties in the event that the Restructuring Agreement is terminated; or

(g) by either CLMT or the Sponsor Parties if the Closing shall not have been consummated on or before August 7, 2024 (the “Outside Date”); provided, however, that the Outside Date may be extended for an additional three months upon the mutual agreement of the Parties; provided, further that the right to terminate this Agreement pursuant to this Section 7.1(g) shall not be available if the failure of the Party so requesting termination to perform any covenant or obligation under this Agreement shall have been the primary cause of the failure of the Closing to occur on or prior to such date.

Section 7.2 Effect of Termination. In the event that this Agreement is terminated, this Agreement shall become null and void and no Party, or any Party’s Affiliates, Subsidiaries, directors, officers or employees, shall have any further obligation or any liability of any kind to any Person by reason of this Agreement, except for any liability arising out of or resulting from fraud or any willful or intentional breach of any covenant or agreement occurring prior to termination of the Agreement.

ARTICLE VIII

MISCELLANEOUS

Section 8.1 Non-Survival of Representations, Warranties, Covenants and Agreements None of the representations, warranties, covenants and agreements of the Parties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the GP Merger Effective Time; provided, however, that this Section 8.1 shall not limit the enforceability of any covenant or agreement of the Parties in this Agreement or in any instrument delivered pursuant to this Agreement to the extent that such covenant or agreement contemplates performance after the GP Merger Effective Time.

Section 8.2 Expenses. Except as otherwise provided herein, each Party agrees that it shall be solely responsible for the payment of all costs and expenses incurred by such Party in connection with the consummation of the transactions contemplated hereby.

Section 8.3 Notices. All notices and demands provided for hereunder shall be in writing and shall be given by overnight delivery to the following addresses (with a copy sent via electronic mail, which shall not constitute notice):

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(a)	If to the Sponsor Parties:

The Heritage Group

5400 W. 86th Street

Indianapolis, Indiana 46268

Attention:  Amy Schumacher

Email:    ams@thgrp.com

With copies (which shall not constitute notice) to:

Kirkland & Ellis LLP

609 Main Street

Houston, Texas 77002

Attention: Sean T. Wheeler, P.C.

  Debbie Yee, P.C.

Email:      Sean.Wheeler@kirkland.com

  Debbie.Yee@kirkland.com

(b)	If to any CLMT Entity:

Calumet Specialty Products Partners, L.P.

2780 Waterfront Parkway East Drive, Suite 200

Indianapolis, Indiana 46214

Attention:  Greg Morical

Email:    greg.morical@calumetspecialty.com

With a copy (which shall not constitute notice) to:

Gibson, Dunn & Crutcher LLP

811 Main Street, Suite 3000

Houston, Texas 77002

Attention:  Hillary H. Holmes

Email:    HHolmes@gibsondunn.com

(c)	If to the Conflicts Committee:

Conflicts Committee of Calumet

Specialty Products Partners, L.P.

2780 Waterfront Pkwy. E. Dr

Indianapolis, Indiana 46214

Attention:  Karen Twitchell, as Chairman

Email:    karent@clmt.com

With a copy (which shall not constitute notice) to:

Hunton Andrews Kurth LLP

600 Travis Street, Suite 4200

Houston, Texas 77002

Attention: G. Michael O’Leary

Email:    moleary@HuntonAK.com

24

Section 8.4 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns. No Party may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the other Parties.

Section 8.5 No Third-Party Rights. The provisions of this Agreement are intended to bind the Parties as to each other and are not intended to, and do not, create rights in any other Person or confer upon any other Person any benefits, rights or remedies, and no Person is or is intended to be a third-party beneficiary of any of the provisions of this Agreement. Without limiting the generality of the foregoing, the Parties agree that their respective representations, warranties and covenants set forth in this Agreement are the product of negotiations among the Parties and are for the sole benefit of the Parties, in accordance with and subject to the terms of this Agreement, and no other Person has the right to rely upon the representations and warranties, or the right to enforce any covenants, set forth herein. Any inaccuracies in such representations and warranties are subject to waiver by the Parties in accordance with Section 8.9 without notice or liability to any other Person. In some instances, the representations and warranties in this Agreement may represent an allocation among the Parties of risks associated with particular matters regardless of the knowledge of any of the Parties. Consequently, Persons other than the Parties may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.

Section 8.6 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which, when taken together, shall be deemed one agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic image scan shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 8.7 Applicable Law. This Agreement shall be construed in accordance with and governed by the Laws of the State of Delaware, without regard to the principles of conflicts of law. EACH OF THE PARTIES AGREES THAT THIS AGREEMENT INVOLVES AT LEAST U.S. $100,000.00 AND THAT THIS AGREEMENT HAS BEEN ENTERED INTO IN EXPRESS RELIANCE UPON 6 Del. C. § 2708. EACH OF THE PARTIES IRREVOCABLY AND UNCONDITIONALLY AGREES (a) TO BE SUBJECT TO THE JURISDICTION OF THE COURTS OF THE STATE OF DELAWARE AND OF THE FEDERAL COURTS SITTING IN THE STATE OF DELAWARE, AND (b) TO THE EXTENT SUCH PARTY IS NOT OTHERWISE SUBJECT TO SERVICE OF PROCESS IN THE STATE OF DELAWARE, TO APPOINT AND MAINTAIN AN AGENT IN THE STATE OF DELAWARE AS SUCH PARTY’S AGENT FOR ACCEPTANCE OF LEGAL PROCESS AND TO NOTIFY THE OTHER PARTIES OF THE NAME AND ADDRESS OF SUCH AGENT.

Section 8.8 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be valid and effective under Applicable Law, but if any provision of this Agreement or the application of any such provision to any Person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and the Parties shall negotiate in good faith with a view to substitute for such provision a suitable and equitable solution in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid, illegal or unenforceable provision.

25

Section 8.9 Amendment or Modification; Waiver. At any time prior to the GP Merger Effective Time, any provision of this Agreement may be amended, supplemented or waived in any and all respects by, in the case of an amendment or supplement, the written agreement of the Parties and, in the case of a waiver, the written agreement by the Party against whom the waiver is to be effective; provided, however, that the CLMT Board may not take or authorize any such amendment, supplement or waiver unless it has been approved by the Conflicts Committee; provided, further, that there shall be no amendment or change to the provisions of this Agreement that under Applicable Laws, the CLMT Partnership Agreement or stock exchange rule would require further approval by the Limited Partners, unless such amendment is submitted to a vote of the Limited Partners.

Section 8.10 Specific Performance. The Parties agree that irreparable damage would occur and that the Parties would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached and it is accordingly agreed that the Parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, in each case, in accordance with this Section 8.10 in the Delaware Court of Chancery or any other state or federal court sitting in the State of Delaware, this being in addition to any other remedy to which they are entitled at law or in equity. Each of the Parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief as provided herein on the basis that (a) a Party has an adequate remedy at law or (b) an award of specific performance is not an appropriate remedy for any reason at law or equity (it being understood that nothing in this sentence shall prohibit the Parties from raising other defenses to a claim for specific performance or other equitable relief under this Agreement). Each Party further agrees that no Party shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 8.10, and each Party irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

Section 8.11 Action of the Sponsor Parties. The Sponsor Parties agree that any action to be taken or consented to by the Sponsor Parties under this Agreement (including any termination by the Sponsor Parties under Article VII or any amendments or waivers of this Agreement under Section 8.9) shall require only the approval of Sponsor Parties holding at least a majority of the membership interests in the General Partner.

Section 8.12 Tax Treatment. For U.S. federal (and applicable state and local) income tax purposes, (i) the CTB Election, (ii) the CLMT Merger and (iii) the GP Merger each shall be treated as tax-deferred contributions governed by Section 351 of the Code (and any corresponding provision of state or local law).

[Signature pages follow.]

26

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.

By:	Calumet GP, LLC, its general partner

By:	/s/ Todd Borgmann
Name:	Todd Borgmann
Title:	Chief Executive Officer

Signature Page to Conversion Agreement

CALUMET GP, LLC

By:	/s/ Todd Borgmann
Name:	Todd Borgmann
Title:	Chief Executive Officer

Signature Page to Conversion Agreement

CALUMET, INC.

By:	/s/ Todd Borgmann
Name:	Todd Borgmann
Title:	President & Chief Executive Officer

Signature Page to Conversion Agreement

CALUMET MERGER SUB I LLC

By:	Calumet, Inc., its sole member

By:	/s/ Todd Borgmann
Name:	Todd Borgmann
Title:	President & Chief Executive Officer

Signature Page to Conversion Agreement

CALUMET MERGER SUB II LLC

By:	Calumet, Inc., its sole member

By:	/s/ Todd Borgmann
Name:	Todd Borgmann
Title:	President & Chief Executive Officer

Signature Page to Conversion Agreement

THE HERITAGE GROUP

By:	/s/ Amy Schumacher
Name:	Amy Schumacher
Title:	Chief Executive Officer

Signature Page to Conversion Agreement

/s/ Jennifer Straumins
JENNIFER STRAUMINS

Signature Page to Conversion Agreement

/s/ William Grube Jr.
WILLIAM GRUBE JR.

Signature Page to Conversion Agreement

IRREVOCABLE INTERVIVOS TRUST NUMBER 12.27.73 FOR THE BENEFIT OF FRED MEHLERT FEHSENFELD, JR. AND HIS ISSUE U/A DATED DECEMBER 18, 2012

By:	/s/ Fred M. Fehsenfeld
Name:	Fred M. Fehsenfeld
Title:	Trustee

Signature Page to Conversion Agreement

MAGGIE FEHSENFELD TRUST NUMBER 106 12.30.74 FOR THE BENEFIT OF FRED MEHLERT FEHSENFELD, JR. AND HIS ISSUE U/A DATED DECEMBER 18, 2012

By:	/s/ Fred M. Fehsenfeld
Name:	Fred M. Fehsenfeld
Title:	Trustee

Signature Page to Conversion Agreement

Schedule A

Sponsor Parties

Sponsor Parties	NewCo Shares	NewCo Warrants
The Heritage Group	2,805,000	1,020,000
Jennifer Straumins	825,000	300,000
William Grube Jr.	825,000	300,000
Irrevocable Intervivos Trust Number 12.27.73 for the Benefit of Fred Mehlert Fehsenfeld, Jr. and His Issue U/A Dated December 18, 2012	522,500	190,000
Maggie Fehsenfeld Trust Number 106 12.30.74 for the Benefit of Fred Mehlert Fehsenfeld, Jr. and His Issue U/A Dated December 18, 2012	522,500	190,000

Schedule A-1

Exhibit A

CLMT Merger Certificate

See attached.

CERTIFICATE OF MERGER

OF

CALUMET MERGER SUB II LLC

(a Delaware limited liability company)

with and into

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.

(a Delaware limited partnership)

Dated: [•], 2024

Pursuant to Title 6, Section 17-211 of the Delaware Revised Uniform Limited Partnership Act and Title 6, Section 18-209 of the Delaware Limited Liability Company Act, the undersigned limited partnership formed and existing under the laws of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: The name, jurisdiction of formation or organization and type of entity of each of the constituent entities which is to merge are as follows:

Name	Jurisdiction of Formation or Organization	Type of Entity
Calumet Merger Sub II LLC	Delaware	Limited Liability Company

Calumet Specialty Products Partners, L.P.	Delaware	Limited Partnership

SECOND: A Conversion Agreement (as amended, the “Conversion Agreement”) has been approved and executed by: (i) Calumet Specialty Products Partners, L.P., a Delaware limited partnership, (ii) Calumet, Inc., a Delaware corporation, (iii) Calumet Merger Sub I LLC, a Delaware limited liability company, (iv) Calumet Merger Sub II LLC, a Delaware limited liability company, (v) Calumet GP, LLC, a Delaware limited liability company, and (vi) other parties thereto.

THIRD: The name of the surviving Delaware limited partnership is Calumet Specialty Products Partners, L.P.

FOURTH: The merger of Calumet Merger Sub II LLC with and into Calumet Specialty Products Partners, L.P. will be effective at 9:00 am on [•], 2024.

FIFTH: The executed Conversion Agreement is on file at a place of business of Calumet Specialty Products Partners, L.P. The address of such place of business of Calumet Specialty Products Partners, L.P. is 2780 Waterfront Parkway East Drive, Suite 200, Indianapolis, Indiana 46214.

SIXTH: A copy of the Conversion Agreement will be furnished by Calumet Specialty Products Partners, L.P., on request and without cost, to any partner of Calumet Specialty Products Partners, L.P. and any member of Calumet Merger Sub II LLC.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Calumet Specialty Products Partners, L.P., a Delaware limited partnership, has caused this Certificate of Merger to be duly executed as of the date first-above written.

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.

By:	CALUMET GP, LLC, its General Partner

By:
Name:
Title:

Signature Page to Certificate of Merger

Exhibit B

GP Merger Certificate

See attached.

CERTIFICATE OF MERGER

OF

CALUMET MERGER SUB I LLC

(a Delaware limited liability company)

with and into

CALUMET GP, LLC

(a Delaware limited liability company)

Dated: [•], 2024

Pursuant to Title 6, Section 18-209 of the Delaware Limited Liability Company Act, the undersigned limited liability company formed and existing under the laws of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: The name, jurisdiction of formation or organization and type of entity of each of the constituent entities which is to merge are as follows:

Name	Jurisdiction of Formation or Organization	Type of Entity
Calumet Merger Sub I LLC	Delaware	Limited Liability Company

Calumet GP, LLC	Delaware	Limited Liability Company

SECOND: A Conversion Agreement (as amended, the “Conversion Agreement”) has been approved and executed by: (i) Calumet Specialty Products Partners, L.P., a Delaware limited partnership, (ii) Calumet, Inc., a Delaware corporation, (iii) Calumet Merger Sub I LLC, a Delaware limited liability company, (iv) Calumet Merger Sub II LLC, a Delaware limited liability company, (v) Calumet GP, LLC, a Delaware limited liability company, and (vi) other parties thereto.

THIRD: The name of the surviving Delaware limited liability company is Calumet GP, LLC.

FOURTH: The merger of Calumet Merger Sub I LLC with and into Calumet GP, LLC will be effective at 9:01 am on [•], 2024.

FIFTH: The executed Conversion Agreement is on file at a place of business of Calumet GP, LLC. The address of such place of business of Calumet GP, LLC is 2780 Waterfront Parkway East Drive, Suite 200, Indianapolis, Indiana 46214

SIXTH: A copy of the Conversion Agreement will be furnished by Calumet GP, LLC, on request and without cost, to any member of Calumet GP, LLC and of Calumet Merger Sub I LLC.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Calumet GP, LLC, a Delaware limited liability company, has caused this Certificate of Merger to be duly executed as of the date first-above written.

Calumet GP, LLC

By:
Name:
Title:

Signature Page to Certificate of Merger

Exhibit C

NewCo Bylaws

See attached.

Final Form

AMENDED AND RESTATED

BYLAWS

OF

CALUMET, INC.

(a Delaware corporation)

ARTICLE I

CORPORATE OFFICES

Section 1.1 Registered Office. The registered office of Calumet, Inc., a Delaware corporation (the “Corporation”), shall be fixed in the Certificate of Incorporation of the Corporation (as the same may be amended and/or restated from time to time, the “Certificate of Incorporation”).

Section 1.2 Other Offices. The Corporation may also have an office or offices, and keep the books and records of the Corporation, except as otherwise required by law, at such other place or places, either within or without the State of Delaware, as the Corporation may from time to time determine or the business of the Corporation may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

Section 2.1 Annual Meeting. The annual meeting of stockholders, for the election of directors and for the transaction of such other business as may properly come before the meeting, shall be held at such place, if any, either within or without the State of Delaware, on such date, and at such time as the Board of Directors of the Corporation (the “Board of Directors” or the “Board”) shall fix. The Board of Directors may postpone, reschedule or cancel any annual meeting of stockholders previously scheduled by the Board of Directors.

Section 2.2 Special Meeting.

Except as otherwise required by law, and except as otherwise provided for or fixed pursuant to the Certificate of Incorporation, including any certificate of designations relating to any series of Preferred Stock (each hereinafter referred to as a “Preferred Stock Designation”), a special meeting of the stockholders of the Corporation may be called at any time only by the Board of Directors and may not be called by any other person or persons. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting by or at the direction of the Board of Directors.

Section 2.3 Notice of Stockholders’ Meetings.

(a) Whenever stockholders are required or permitted to take any action at a meeting, a notice of the meeting of stockholders shall specify the place, if any, date and time of the meeting of stockholders, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for determining the stockholders entitled to notice of the meeting), and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting. The notice shall be given not less than 10 nor more than 60 days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting, except as otherwise provided by law, the Certificate of Incorporation (including any Preferred Stock Designation) or these Bylaws. In the case of a special meeting, the purpose or purposes for which the meeting is called also shall be set forth in the notice.

(b) Except as otherwise required by law, notice may be given in writing directed to a stockholder’s mailing address as it appears on the records of the Corporation and shall be given: (i) if mailed, when notice is deposited in the U.S. mail, postage prepaid; and (ii) if delivered by courier service, the earlier of when the notice is received or left at such stockholder’s address.

(c) So long as the Corporation is subject to the Securities and Exchange Commission’s proxy rules set forth in Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), notice shall be given in the manner required by such rules. To the extent permitted by such rules, notice may be given by electronic transmission directed to the stockholder’s electronic mail address, and if so given, shall be given when directed to such stockholder’s electronic mail address unless the stockholder has notified the Corporation in writing or by electronic transmission of an objection to receiving notice by electronic mail or such notice is prohibited by Section 232(e) of the General Corporation Law of the State of Delaware (as the same exists or may hereafter be amended from time to time, the “DGCL”). If notice is given by electronic mail, such notice shall comply with the applicable provisions of Sections 232(a) and 232(d) of the DGCL.

(d) Notice may be given by other forms of electronic transmission with the consent of a stockholder in the manner permitted by Section 232(b) of the DGCL and shall be deemed given as provided therein.

(e) An affidavit that notice has been given, executed by the Secretary, Assistant Secretary (or other officer designated by the Board) or any transfer agent or other agent of the Corporation, shall be prima facie evidence of the facts stated in the notice in the absence of fraud. Notice shall be deemed to have been given to all stockholders who share an address if notice is given in accordance with the “householding” rules set forth in Rule 14a-3(e) under the Exchange Act and Section 233 of the DGCL.

(f) When a meeting is adjourned to another time or place (including an adjournment taken to address a technical failure to convene or continue a meeting using remote communication), notice need not be given of the adjourned meeting if the place, if any, date and time thereof, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting are: (i) announced at the meeting at which the adjournment is taken; (ii) displayed, during the time scheduled for the meeting, on the same electronic network used to enable stockholders and proxyholders to participate in the meeting by means of remote communication; or (iii) set forth in the notice of meeting given in accordance with Section 2.3(a); provided, however, that if the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the Board of Directors shall fix a new record date for notice of such adjourned meeting in accordance with Section 7.6(a), and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.

Section 2.4 Organization.

(a) Meetings of stockholders shall be presided over by the Chairperson of the Board, or in his or her absence, by the Chief Executive Officer (if separate) or another person designated by or in the manner provided by the Board of Directors. The Secretary, or in his or her absence, an Assistant Secretary, or in the absence of the Secretary and all Assistant Secretaries, a person whom the chairperson of the meeting shall appoint, shall act as secretary of the meeting and keep a record of the proceedings thereof.

(b) The date and time of the opening and the closing of the polls for each matter upon which the stockholders shall vote at a meeting of stockholders shall be announced at the meeting. The Board of Directors may adopt such rules and regulations for the conduct of any meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairperson of the meeting shall have the authority to adopt and enforce such rules and regulations for the conduct of any meeting of stockholders and the safety of those in attendance as, in the judgment of the chairperson, are necessary, appropriate or convenient for the conduct of the meeting. Rules and regulations for the conduct of meetings of stockholders, whether adopted by the Board of Directors or by the chairperson of the meeting, may include, without limitation, establishing: (i) an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies, qualified representatives (including rules around who qualifies as such) and such other persons as the chairperson of the meeting shall permit; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; (v) limitations on the time allotted for consideration of each agenda item and for questions and comments by participants; (vi) regulations for the opening and closing of the polls for balloting and matters which are to be voted on by ballot (if any); and (vii) procedures (if any) requiring attendees to provide the Corporation advance notice of their intent to attend the meeting. Subject to any rules and regulations adopted by the Board of Directors, the chairperson of the meeting may convene and, for any or no reason, from time to time, adjourn and/or recess any meeting of stockholders pursuant to Section 2.7. The chairperson of the meeting, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall declare that a nomination or other business was not properly brought before the meeting if the facts warrant (including if a determination is made that a nomination or other business was not made or proposed, as the case may be, in accordance with Section 2.10 of these Bylaws), and if such chairperson should so declare, such nomination shall be disregarded or such other business shall not be transacted.

Section 2.5 List of Stockholders. The Corporation shall prepare, no later than the 10th day before each meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting; provided, however, that if the record date for determining the stockholders entitled to vote is less than 10 days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the 10th day before the meeting date. Such list shall be arranged in alphabetical order and shall show the address of each stockholder and the number of shares registered in the name of each stockholder. Nothing in this Section 2.5 shall require the Corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for 10 days ending on the day before the meeting date: (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of meeting; or (b) during ordinary business hours at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. Except as otherwise required by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list of stockholders required by this Section 2.5 or to vote in person or by proxy at any meeting of stockholders.

Section 2.6 Quorum. Except as otherwise required by law, the Certificate of Incorporation (including any Preferred Stock Designation) or these Bylaws, at any meeting of stockholders, the holders of a majority of the voting power of the stock outstanding and entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business; provided, however, that where a separate vote by a class or series or classes or series is required, the holders of a majority of the voting power of the stock of such class or series or classes or series outstanding and entitled to vote on that matter, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to such matter. If a quorum is not present or represented at any meeting of stockholders, then the chairperson of the meeting, or the holders of a majority of the voting power of the stock present in person or represented by proxy at the meeting and entitled to vote thereon, shall have power to adjourn or recess the meeting from time to time in accordance with Section 2.7, until a quorum is present or represented. Subject to applicable law, if a quorum initially is present at any meeting of stockholders, the stockholders may continue to transact business until adjournment or recess, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, but if a quorum is not present at least initially, no business other than adjournment or recess may be transacted.

Section 2.7 Adjourned or Recessed Meeting. Any annual or special meeting of stockholders, whether or not a quorum is present, may be adjourned or recessed for any or no reason from time to time by the chairperson of the meeting, subject to any rules and regulations adopted by the Board of Directors pursuant to Section 2.4(b). Any such meeting may be adjourned for any or no reason (and may be recessed if a quorum is not present or represented) from time to time by the holders of a majority of the voting power of the stock present in person or represented by proxy at the meeting and entitled to vote thereon. At any such adjourned or recessed meeting at which a quorum is present, any business may be transacted that might have been transacted at the meeting as originally called.

Section 2.8 Voting; Proxies.

(a) Except as otherwise required by law or the Certificate of Incorporation (including any Preferred Stock Designation), each holder of stock of the Corporation entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of such stock held of record by such holder that has voting power upon the subject matter in question.

(b) Except as otherwise required by law, the Certificate of Incorporation (including any Preferred Stock Designation), these Bylaws or any law, rule or regulation applicable to the Corporation or its securities, at each meeting of stockholders at which a quorum is present, all corporate actions to be taken by vote of the stockholders shall be authorized by the affirmative vote of the holders of at least a majority of the voting power of the stock present in person or represented by proxy and entitled to vote on the subject matter, and where a separate vote by a class or series or classes or series is required, if a quorum of such class or series or classes or series is present, such act shall be authorized by the affirmative vote of the holders of at least a majority of the voting power of the stock of such class or series or classes or series present in person or represented by proxy and entitled to vote on the subject matter. Voting at meetings of stockholders need not be by written ballot.

(c) Every stockholder entitled to vote for directors, or on any other matter, shall have the right to do so either in person or by one or more persons authorized to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Corporation generally. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary (or other officer designated by the Board) a revocation of the proxy or an executed new proxy bearing a later date.

Section 2.9 Submission of Information Regarding Director Nominees.

(a) As to each person whom a stockholder proposes to nominate for election or reelection as a director of the Corporation pursuant to Section 2.10, the stockholder must deliver to the Secretary (or other officer designated by the Board) at the principal executive offices of the Corporation the following information:

(i) a written representation and agreement, which shall be signed by the person proposed to be nominated and pursuant to which such person shall represent and agree that such person: (A) consents to being named as a nominee in a proxy statement and form of proxy relating to the meeting at which directors are to be elected and to serving as a director if elected, and currently intends to serve as a director for the full term for which such person is standing for election; (B) is not and will not become a party to any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity: (1) as to how the person, if elected as a director, will act or vote on any issue or question, except as disclosed in such representation and agreement; or (2) that could limit or interfere with the person’s ability to comply, if elected as a director, with such person’s fiduciary duties under applicable law; (C) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director or nominee, except as disclosed in such representation and agreement; and (D) if elected as a director, will comply with all of the Corporation’s corporate governance policies and guidelines related to conflict of interest, confidentiality, stock ownership and trading policies and guidelines, and any other policies and guidelines applicable to directors (which will be provided within five business days following a request therefor);

(ii) all fully completed and signed questionnaires prepared by the Corporation (including those questionnaires required of the Corporation’s directors and any other questionnaire the Corporation determines is necessary or advisable to assess whether a nominee will satisfy any qualifications or requirements imposed by the Certificate of Incorporation or these Bylaws, any law, rule, regulation or listing standard that may be applicable to the Corporation, and the Corporation’s corporate governance policies and guidelines) and the background of any other person or entity on whose behalf the nomination is being made (all of the foregoing, “Questionnaires”). The Questionnaires will be provided by the Corporation within five business days following a request therefor; and

(iii) a representation that each person whom a stockholder proposes to nominate for election or reelection as a director of the Corporation pursuant to Section 2.10 will provide to the Corporation such other information as the Corporation may reasonably request, including such information reasonably necessary for the Corporation to determine whether a nominee will satisfy any qualifications or requirements imposed by the Certificate of Incorporation or these Bylaws, any law, rule, regulation or listing standard that may be applicable to the Corporation, or relevant to a determination whether such person can be considered an independent director.

(b) If a stockholder has submitted notice of an intent to nominate a candidate for election or re-election as a director pursuant to Section 2.10, all written and signed representations and agreements and all fully completed and signed Questionnaires described in Section 2.9(a) above shall be provided to the Corporation at the same time as such notice, and the additional information described in Section 2.9(a)(iii) above shall be provided to the Corporation promptly upon request by the Corporation, but in any event within five business days after such request (or by the day prior to the day of the annual meeting of stockholders, if earlier). All information provided pursuant to this Section 2.9 shall be deemed part of the stockholder’s notice submitted pursuant to Section 2.10.

(c) Notwithstanding the foregoing, if any information or communication submitted pursuant to this Section 2.9 is inaccurate or incomplete in any material respect (as determined by the Board of Directors (or any authorized committee thereof)) such information shall be deemed not to have been provided in accordance with this Section 2.9. Upon written request of the Secretary, the stockholder giving notice of an intent to nominate a candidate for election shall provide, within five business days after delivery of such request (or such longer period as may be specified in such request), (i) written verification, reasonably satisfactory to the Corporation, to demonstrate the accuracy of any information submitted and (ii) a written affirmation of any information submitted as of an earlier date. If such stockholder fails to provide such written verification or affirmation within such time period, the information as to which written verification or affirmation was requested may be deemed not to have been provided in accordance with this Section 2.9.

Section 2.10 Notice of Stockholder Business and Nominations.

(a) Annual Meeting.

(i) Nominations of persons for election to the Board of Directors and the proposal of business other than nominations to be considered by the stockholders may be made at an annual meeting of stockholders only: (A) pursuant to the Corporation’s notice of meeting (or any supplement thereto); (B) by or at the direction of the Board of Directors (or any authorized committee thereof); or (C) by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 2.10(a) is delivered to the Secretary (or other officer designated by the Board), who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 2.10(a). For the avoidance of doubt, the foregoing clause (C) shall be the exclusive means for a stockholder to make nominations or propose other business at an annual meeting of stockholders (other than a proposal included in the Corporation’s proxy statement pursuant to and in compliance with Rule 14a-8 under the Exchange Act). Notwithstanding anything to the contrary contained in this Section 2.10, for as long as the THG Investor (as defined in that certain Stockholders’ Agreement, dated [•] (as the same may be amended, supplemented, restated or otherwise modified from time to time, the “Stockholders Agreement”)) (including, for the avoidance of doubt, its Permitted Transferees (as defined in the Stockholders Agreement) has nomination rights under the Stockholders Agreement, the THG Investor (including, for the avoidance of doubt, its Permitted Transferees) shall not be subject to the notice procedures set forth in this Section 2.10 with respect to any THG Designee (as defined in the Stockholders Agreement) nominated by the THG Investor at any annual or special meeting of stockholders pursuant to, and in accordance with, Section 2.1 of the Stockholders Agreement.

(ii) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (C) of the foregoing paragraph, the stockholder must have given timely notice thereof in writing to the Secretary (or other officer designated by the Board) and, in the case of business other than nominations, such business must be a proper subject for stockholder action. To be timely, a stockholder’s notice must be delivered to the Secretary (or other officer designated by the Board) at the principal executive offices of the Corporation not later than the close of business (as defined in Section 2.10(c)(iii) below) on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, or if no annual meeting was held or deemed to have been held in the preceding year, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the date on which public announcement (as defined in Section 2.10(c)(iii) below) of the date of such meeting is first made by the Corporation. In no event shall an adjournment or recess of an annual meeting, or a postponement of an annual meeting for which notice of the meeting has already been given to stockholders or a public announcement of the meeting date has already been made, commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. A stockholder’s notice given in accordance with this Section 2.10 must contain the names of only the nominees for whom such stockholder (or beneficial owner, if any) intends to solicit proxies. For the avoidance of doubt, the number of nominees a stockholder may nominate for election at the annual meeting (or in the case of a stockholder giving the notice on behalf of a beneficial owner, the number of nominees a stockholder may nominate for election at the annual meeting on behalf of the beneficial owner) shall not exceed the number of directors to be elected at such annual meeting. For purposes of this Section 2.10, the 2024 annual meeting of stockholders shall be deemed to have been held on [June 15, 2024]. Such stockholder’s notice shall set forth:

(A) as to each person whom the stockholder proposes to nominate for election or re-election as a director: (1) a written statement, not to exceed 500 words, in support of such person; (2) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Exchange Act; and (3) the information required to be submitted regarding nominees pursuant to Section 2.9 above, including, within the time period specified in Section 2.9(b) above, all fully completed and signed Questionnaires described in Section 2.9(a)(ii) above;

(B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws of the Corporation, the language of the proposed amendment), the reasons for conducting such business at the meeting and any substantial interest (within the meaning of Item 5 of Schedule 14A under the Exchange Act) in such business of such stockholder and the beneficial owner (within the meaning of Section 13(d) of the Exchange Act), if any, on whose behalf the proposal is made, and if such stockholder or beneficial owner is an entity, any related person (as defined below);

(C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made or the other business is proposed:

(1) the name and address of such stockholder, as they appear on the Corporation’s books, and the name and address of such beneficial owner;

(2) the class or series and number of shares of stock of the Corporation which are owned of record by such stockholder and such beneficial owner as of the date of the notice, and a representation that the stockholder will notify the Corporation in writing within five business days after the record date for such meeting of the class or series and number of shares of stock of the Corporation owned of record by the stockholder and such beneficial owner as of the record date for the meeting; and

(3) a representation that the stockholder (or a qualified representative of the stockholder) intends to appear at the meeting to make such nomination or propose such business; and

(D) as to the stockholder giving the notice or, if the notice is given on behalf of a beneficial owner on whose behalf the nomination is made or the other business is proposed, as to such beneficial owner, and if such stockholder or beneficial owner is an entity, as to each individual who is a director, executive officer, general partner or managing member of such entity or of any other entity that has or shares control of such entity (any such individual or entity, a “related person”):

(1) the class or series and number of shares of stock of the Corporation which are beneficially owned (as defined in Section 2.10(c)(iii)below) by such stockholder or beneficial owner and by any related person as of the date of the notice, and a representation that the stockholder will notify the Corporation in writing within five business days after the record date for such meeting of the class or series and number of shares of stock of the Corporation beneficially owned by such stockholder or beneficial owner and by any related person as of the record date for the meeting;

(2) a description (which description shall include, in addition to all other information described in this clause (2), information identifying all parties thereto) of (x) any plans or proposals which such stockholder, beneficial owner, if any, or related person may have with respect to securities of the Corporation that would be required to be disclosed pursuant to Item 4 of Exchange Act Schedule 13D and (y) any agreement, arrangement or understanding with respect to the nomination or other business between or among such stockholder, beneficial owner, if any, or related person and any other person, including, without limitation any agreements that would be required to be disclosed pursuant to Item 5 or Item 6 of Exchange Act Schedule 13D (in the case of either clause (x) or (y), regardless of whether the requirement to file a Schedule 13D is applicable) and a representation that the stockholder will notify the Corporation in writing within five business days after the record date for such meeting of any such plans or proposals with respect to securities of the Corporation or any such agreement, arrangement or understanding in effect as of the record date for the meeting;

(3) a description (which description shall include, in addition to all other information described in this clause (3), information identifying all parties thereto) of any agreement, arrangement or understanding (including, without limitation, any option, warrant, forward contract, swap, contract of sale, or other derivative or similar agreement or short positions, profit interests, hedging or pledging transactions, voting rights, dividend rights, and/or borrowed or loaned shares), whether the instrument or agreement is to be settled with shares or with cash based on the notional amount or value of outstanding shares of stock, that has been entered into as of the date of the stockholder’s notice by, or on behalf of, such stockholder, beneficial owner, if any, or related person, the effect or intent of which is to mitigate loss, manage risk or benefit from changes in the share price of any class or series of the Corporation’s stock or maintain, increase or decrease the voting power of the stockholder, beneficial owner, if any, or related person with respect to securities of the Corporation, and a representation that the stockholder will notify the Corporation in writing within five business days after the record date for such meeting of any such agreement, arrangement or understanding in effect as of the record date for the meeting;

(4) any performance-related fees (other than an asset-based fee) that such stockholder, beneficial owner, if any, or related person is directly or indirectly entitled to based on any increase or decrease in the value of shares of the Corporation or based on any agreement, arrangement or understanding under clause (a)(ii)(D)(3) of this Section 2.10 and a representation that the stockholder will notify the Corporation in writing within five business days after the record date for such meeting of any performance-related fees in effect as of the record date for the meeting;

(5) a representation as to whether the stockholder, beneficial owner, if any, related person or any other participant (as defined in Item 4 of Schedule 14A under the Exchange Act) will engage in a solicitation with respect to such nomination or proposal and, if so, whether such solicitation will be conducted as an exempt solicitation under Rule 14a-2(b) of the Exchange Act, the name of each participant in such solicitation and (x) in the case of a proposal of business other than nominations, whether such person or group intends to deliver a proxy statement and form of proxy to holders of at least the percentage of the Corporation’s voting shares required under applicable law to carry the proposal, (y) in the case of any solicitation that is subject to Rule 14a-19 of the Exchange Act, confirming that such person or group will deliver, through means satisfying each of the conditions that would be applicable to the Corporation under either Exchange Act Rule 14a-16(a) or Exchange Act Rule 14a-16(n), a proxy statement and form of proxy to holders of at least 67% of the voting power of the Corporation’s stock entitled to vote generally in the election of directors; and

(6) a representation that promptly after soliciting the holders of the Corporation’s stock referred to in the representation required under clause (a)(ii)(D)(5) of this Section 2.10, and in any event no later than the 10th day before such meeting of stockholders, such stockholder or beneficial owner will provide the Corporation with documents, which may take the form of a certified statement and documentation from a proxy solicitor, specifically demonstrating that the necessary steps have been taken to deliver a proxy statement and form of proxy to holders of such percentage of the Corporation’s stock.

(iii) Notwithstanding anything in Section 2.10(a)(ii) above or Section 2.10(b) below to the contrary, if the record date for determining the stockholders entitled to vote at any meeting of stockholders is different from the record date for determining the stockholders entitled to notice of the meeting, a stockholder’s notice required by this Section 2.10 shall set forth a representation that the stockholder will notify the Corporation in writing within five business days after the record date for determining the stockholders entitled to vote at the meeting, or by the opening of business on the date of the meeting (whichever is earlier), of the information required under this Section 2.10(a), and such information when provided to the Corporation shall be current as of the record date for determining the stockholders entitled to vote at the meeting.

(iv) This Section 2.10(a) shall not apply to a proposal proposed to be made by a stockholder if the stockholder has notified the Corporation of his or her intention to present the proposal at an annual or special meeting only pursuant to and in compliance with Rule 14a-8 under the Exchange Act and such proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such meeting.

(v) Notwithstanding anything in this Section 2.10(a) to the contrary, in the event that the number of directors to be elected to the Board of Directors at an annual meeting is increased and there is no public announcement by the Corporation naming all of the nominees proposed by the Board of Directors to be elected at such meeting or specifying the size of the increased Board of Directors made by the Corporation at least 10 days prior to the last day a stockholder may deliver a notice in accordance with Section 2.10(a)(ii) above, a stockholder’s notice required by this Section 2.10(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary (or other officer designated by the Board) at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

(b) Special Meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting: (i) by or at the direction of the Board of Directors (or any authorized committee thereof); or (ii) provided that the Board of Directors has determined that one or more directors are to be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 2.10(b) is delivered to the Secretary (or other officer designated by the Board), who is entitled to vote at the meeting and upon such election and who delivers notice thereof in writing setting forth the information required by Section 2.10(a) above and provides the additional information required by Section 2.9 above. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the notice required by this Section 2.10(b) shall be delivered to the Secretary (or other officer designated by the Board) at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the date on which public announcement of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting is first made by the Corporation. A stockholder’s notice given in accordance with this Section 2.10(b) must contain the names of only the nominees for whom such stockholder (or beneficial owner, if any) intends to solicit proxies. For the avoidance of doubt, the number of nominees a stockholder may nominate for election at the special meeting (or in the case of a stockholder giving the notice on behalf of a beneficial owner, the number of nominees a stockholder may nominate for election at the special meeting on behalf of such beneficial owner) shall not exceed the number of directors to be elected at such special meeting. In no event shall an adjournment, recess or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

(c) General.

(i) Except as otherwise required by law, only such persons who are nominated in accordance with the procedures set forth in this Section 2.10 shall be eligible to be elected at any meeting of stockholders of the Corporation to serve as directors and only such other business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.10. Notwithstanding any other provision of these Bylaws, a stockholder (and any beneficial owner on whose behalf a nomination is made or other business is proposed, and if such stockholder or beneficial owner is an entity, any related person) shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 2.10; provided, however, that any references in these Bylaws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to this Section 2.10. The Chairperson of the Board, the chairperson of the meeting, or any other person designated by the Board shall determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 2.10 (including whether a stockholder or beneficial owner provided all information and complied with all representations required under Section 2.9 or this Section 2.10 or complied with the requirements of Rule 14a-19 under the Exchange Act). If any proposed nomination or other business is not in compliance with this Section 2.10, including due to a failure to comply with the requirements of Rule 14a-19 under the Exchange Act, then except as otherwise required by law, the chairperson of the meeting shall declare that such nomination shall be disregarded or such other business shall not be transacted, notwithstanding that proxies and votes in respect of any such nomination or other business may have been received by the Corporation. In furtherance and not by way of limitation of the foregoing provisions of this Section 2.10, unless otherwise required by law, or otherwise determined by the Chairperson of the Board, the chairperson of the meeting or any other person designated by the Board, (A) if the stockholder does not provide the information required under Section 2.9 or Section 2.10 to the Corporation within the time frames specified herein or (B) if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or other business, any such nomination shall be disregarded or such other business shall not be transacted, notwithstanding that proxies and votes in respect of any such nomination or other business may have been received by the Corporation.

(ii) To be considered a qualified representative of a stockholder for purposes of these Bylaws, a person must be a duly authorized officer, manager or partner of such stockholder or authorized by a writing executed by such stockholder (or a reliable reproduction of the writing) delivered to the Corporation prior to the making of such nomination or proposal at such meeting (and in any event not fewer than five business days before the meeting) stating that such person is authorized to act for such stockholder as proxy at the meeting of stockholders.

(iii) For purposes of this Section 2.10, the “close of business” shall mean 6:00 p.m. local time at the principal executive offices of the Corporation on any calendar day, whether or not the day is a business day, and a “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act. For purposes of clause (a)(ii)(D)(1) of this Section 2.10, shares shall be treated as “beneficially owned” by a person if the person beneficially owns such shares, directly or indirectly, for purposes of Section 13(d) of the Exchange Act and Regulations 13D and 13G thereunder or has or shares pursuant to any agreement, arrangement or understanding (whether or not in writing): (A) the right to acquire such shares (whether such right is exercisable immediately or only after the passage of time or the fulfillment of a condition or both); (B) the right to vote such shares, alone or in concert with others; provided, however, that a person shall not be deemed to beneficially own such shares if the right to vote such shares arises solely from a revocable proxy or consent given to such person in response to a public proxy or consent solicitation made pursuant to and in accordance with applicable rules and regulations promulgated under the Exchange Act; and/or (C) investment power with respect to such shares, including the power to dispose of, or to direct the disposition of, such shares.

(iv) Nothing in this Section 2.10 shall be deemed to affect any rights (A) of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 promulgated under the Exchange Act or (B) of the holders of any series of Preferred Stock to elect directors pursuant to any applicable provisions of the Certificate of Incorporation (including any Preferred Stock Designation).

(v) Any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white, which shall be reserved for the exclusive use for solicitation by the Board of Directors.

Section 2.11 No Action by Written Consent. Except as otherwise provided for or fixed pursuant to the Certificate of Incorporation (including any Preferred Stock Designation), any action required or permitted to be taken at any annual or special meeting of the stockholders of the Corporation may be taken only at an annual or special meeting of stockholders duly called and may not be taken by consent of the stockholders in lieu of such a meeting. Notwithstanding the foregoing, any action required or permitted to be taken by the holders of Preferred Stock, voting separately as a series or separately as a class with one of more other such series, may be taken without a meeting, without prior notice and without a vote, to the extent expressly so provided by the applicable Preferred Stock Designation related to such series of Preferred Stock.

Section 2.12 Inspectors of Election. Before any meeting of stockholders, the Corporation may, and shall if required by law, appoint one or more inspectors of election to act at the meeting and make a written report thereof. Inspectors may be employees of the Corporation. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the chairperson of the meeting may, and shall if required by law, appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. Inspectors need not be stockholders. No director or nominee for the office of director at an election shall be appointed as an inspector at such election.

Such inspectors shall:

(a) determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, and the validity of proxies and ballots;

(b) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors;

(c) count and tabulate all votes and ballots; and

(d) certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots.

Section 2.13 Meetings by Remote Communications. The Board of Directors may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication in accordance with Section 211(a)(2) of the DGCL. If authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication: (a) participate in a meeting of stockholders; and (b) be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that: (i) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder; (ii) the Corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings; and (iii) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

Section 2.14 Delivery to the Corporation. Whenever this Article II requires one or more persons (including a record or beneficial owner of stock) to deliver a document or information (other than a document authorizing another person to act for a stockholder by proxy at a meeting of stockholders pursuant to Section 212 of the DGCL) to the Corporation or any officer, employee or agent thereof (including any notice, request, questionnaire, revocation, representation or other document or agreement), the Corporation shall not be required to accept delivery of such document or information unless the document or information is in writing exclusively (and not in an electronic transmission) and delivered exclusively by hand (including, without limitation, overnight courier service) or by certified or registered mail, return receipt requested. For the avoidance of doubt, the Corporation expressly opts out of Section 116 of the DGCL with respect to the delivery of information and documents (other than a document authorizing another person to act for a stockholder by proxy at a meeting of stockholders pursuant to Section 212 of the DGCL) to the Corporation required by this Article II.

ARTICLE III

DIRECTORS

Section 3.1 Powers. Except as otherwise required by the DGCL or as provided in the Certificate of Incorporation (including any Preferred Stock Designation) and the Stockholders Agreement, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authorities these Bylaws expressly confer upon it, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, the Certificate of Incorporation (including any Preferred Stock Designation) or these Bylaws required to be exercised or done by the stockholders.

Section 3.2 Number and Election. Except as otherwise provided for or fixed pursuant to the Certificate of Incorporation (including any Preferred Stock Designation), the Board of Directors shall consist of such number of directors as shall be determined from time to time solely by resolution adopted by the affirmative vote of a majority of the total number of directors then authorized, subject to the rights granted to the THG Investor pursuant to the Stockholders Agreement. At any meeting of stockholders at which directors are to be elected, directors shall be elected by a plurality of the votes cast. Directors need not be stockholders unless so required by the Certificate of Incorporation (including any Preferred Stock Designation) or these Bylaws, wherein other qualifications for directors may be prescribed.

Section 3.3 Vacancies and Newly Created Directorships. Subject to the rights of the holders of any outstanding series of Preferred Stock, and unless otherwise required by law, newly created directorships resulting from any increase in the authorized number of directors and any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled only in the manner provided in and to the extent permitted under the Certificate of Incorporation and the Stockholders Agreement.

Section 3.4 Resignations and Removal.

(a) Any director may resign at any time upon notice given in writing or by electronic transmission to the Board of Directors, the Chairperson of the Board or the Secretary. Such resignation shall take effect upon delivery, unless the resignation specifies a later effective date or time or an effective date or time determined upon the happening of an event or events. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

(b) Directors of the Corporation may only be removed from office in the manner provided in and to the extent permitted in the Certificate of Incorporation and subject to the Stockholders Agreement.

Section 3.5 Regular Meetings. Regular meetings of the Board of Directors shall be held at such place or places, within or without the State of Delaware, on such date or dates and at such time or times, as shall have been established by the Board of Directors and publicized among all directors. A notice of each regular meeting shall not be required.

Section 3.6 Special Meetings. Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the Chairperson of the Board, the Chief Executive Officer (if separate) or a majority of the directors then in office. The person or persons authorized to call special meetings of the Board of Directors may fix the place, within or without the State of Delaware, date and time of such meetings. Except as otherwise provided in the Stockholders Agreement, notice of each such meeting shall be given to each director, if by mail, addressed to such director at his or her residence or usual place of business, at least five days before the day on which such meeting is to be held, or shall be sent to such director by electronic transmission, or be delivered personally or by telephone, in each case at least 24 hours prior to the time set for such meeting. A notice of special meeting need not state the purpose of such meeting, and, unless indicated in the notice thereof, any and all business may be transacted at a special meeting.

Section 3.7 Remote Participation in Meetings. Members of the Board of Directors, or of any committee thereof, may participate in a meeting of such Board of Directors or committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting.

Section 3.8 Quorum and Voting. Except as otherwise required by law, the Certificate of Incorporation or these Bylaws, and subject to the rights granted to the THG Investor pursuant to the Stockholders Agreement, a majority of the of the total number of directors then authorized shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, and the vote of a majority of the directors present at a duly held meeting at which a quorum is present shall be the act of the Board of Directors. The chairperson of the meeting or a majority of the directors present may adjourn the meeting to another time and place whether or not a quorum is present. Except as otherwise provided in the Stockholders Agreement, at any adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called.

Section 3.9 Board of Directors Action by Written Consent Without a Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or any committee thereof, may be taken without a meeting, provided that all members of the Board of Directors or committee, as the case may be, consent in writing or by electronic transmission to such action. After an action is taken, the consent or consents relating thereto shall be filed with the minutes or proceedings of the Board of Directors or committee in the same paper or electronic form as the minutes are maintained. Any person (whether or not then a director) may provide, whether through instruction to an agent or otherwise, that a consent to action shall be effective at a future time (including a time determined upon the happening of an event), no later than 60 days after such instruction is given or such provision is made and such consent shall be deemed to have been given at such effective time so long as such person is then a director and did not revoke the consent prior to such time. Any such consent shall be revocable prior to its becoming effective.

Section 3.10 Chairperson of the Board. The Chairperson of the Board shall preside at meetings of stockholders in accordance with Section 2.4(a) above and at meetings of directors and shall perform such other duties as the Board of Directors may from time to time determine. If the Chairperson of the Board is not present at a meeting of the Board of Directors, the Chief Executive Officer (if separate and serving as a director) or another director chosen by or in the manner provided by the Board of Directors shall preside.

Section 3.11 Rules and Regulations. The Board of Directors may adopt such rules and regulations not inconsistent with the provisions of law, the Certificate of Incorporation, these Bylaws or the Stockholders Agreement for the conduct of its meetings and management of the affairs of the Corporation as the Board of Directors shall deem proper.

Section 3.12 Fees and Compensation of Directors. Unless otherwise restricted by the Certificate of Incorporation, directors may receive such compensation, if any, for their services on the Board of Directors and its committees, and such reimbursement of expenses, as may be fixed or determined by resolution of the Board of Directors.

Section 3.13 Emergency Bylaws. This Section 3.13 shall be operative during any emergency condition as contemplated by Section 110 of the DGCL (an “Emergency”), notwithstanding any different or conflicting provisions in these Bylaws, the Certificate of Incorporation or the DGCL. In the event of any Emergency, or other similar emergency condition, the director or directors in attendance at a meeting of the Board of Directors or a standing committee thereof shall constitute a quorum. Such director or directors in attendance may further take action to appoint one or more of themselves or other directors to membership on any standing or temporary committees of the Board of Directors as they shall deem necessary and appropriate. Except as the Board of Directors may otherwise determine, during any Emergency, the Corporation and its directors and officers, may exercise any authority and take any action or measure contemplated by Section 110 of the DGCL.

ARTICLE IV

COMMITTEES

Section 4.1 Committees of the Board of Directors. The Board of Directors may designate one or more committees, each such committee to consist of one or more of the directors of the Corporation, subject to the rights granted to the THG Investor pursuant to the Stockholders Agreement. The Board of Directors may designate one or more directors as alternate members of any committee to replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent permitted by law and provided in the resolution of the Board of Directors establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to the following matters: (a) approving or adopting, or recommending to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval; or (b) adopting, amending or repealing any bylaw of the Corporation. All committees of the Board of Directors shall keep minutes of their meetings and shall report their proceedings to the Board of Directors when requested or required by the Board of Directors.

Section 4.2 Meetings and Action of Committees. Unless the Board of Directors provides otherwise by resolution, any committee of the Board of Directors may adopt, alter and repeal such rules and regulations not inconsistent with the provisions of law, the Certificate of Incorporation or these Bylaws for the conduct of its meetings as such committee may deem proper. Subject to the rights granted to the THG Investor pursuant to the Stockholders Agreement, a majority of the directors then serving on a committee shall constitute a quorum for the transaction of business by the committee except as otherwise required by law, the Certificate of Incorporation or these Bylaws and except as otherwise provided in a resolution of the Board of Directors; provided, however, that in no case shall a quorum be less than one-third of the directors then serving on the committee. Unless the Certificate of Incorporation, these Bylaws or a resolution of the Board of Directors requires a greater number, the vote of a majority of the members of a committee present at a meeting at which a quorum is present shall be the act of the committee.

ARTICLE V

OFFICERS

Section 5.1 Officers. Subject to the rights granted to the THG Investor pursuant to the Stockholders Agreement, the officers of the Corporation shall include a Chief Executive Officer and a Secretary, who shall be elected by the Board of Directors. The Corporation may have such other officers as the Board of Directors or the Chief Executive Officer or another authorized officer may determine and appoint from time to time. Officers shall have such authority, functions or duties as set forth in these Bylaws or as determined by the Board of Directors or the Chief Executive Officer or another authorized officer. To the extent not so set forth or determined, each such officer shall have such authority, functions or duties as those that generally pertain to their respective offices, subject to the control of the Board of Directors. Each officer shall hold office until such person’s successor shall have been duly elected and qualified, or until such person’s earlier death, disqualification, resignation or removal. Any number of offices may be held by the same person; provided, however, that no officer shall execute, acknowledge or verify any instrument in more than one capacity if such instrument is required by law, the Certificate of Incorporation or these Bylaws to be executed, acknowledged or verified by two or more officers. The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his or her duties. The Board of Directors may determine to leave any office vacant.

Section 5.2 Additional Positions and Titles. The Corporation may have assistants to officers, with such powers and duties as the Board of Directors, or the Chief Executive Officer or another authorized officer, may from time to time determine. Any officer or employee may be assigned any additional title, with such powers and duties, as the Board of Directors or an authorized officer may from time to time determine. Any persons appointed as assistant officers, and any persons upon whom such titles are conferred, shall not be deemed officers of the Corporation unless appointed by the Board of Directors or the Chief Executive Officer pursuant to Section 5.1.

Section 5.3 Compensation. The salaries of the officers of the Corporation and the manner and time of the payment of such salaries shall be fixed and determined by the Board of Directors or by a duly authorized officer and may be altered by the Board of Directors from time to time as it deems appropriate, subject to the rights, if any, of such officers under any contract of employment.

Section 5.4 Removal, Resignation and Vacancies. Subject to the rights granted to the THG Investor pursuant to the Stockholders Agreement, any officer of the Corporation may be removed, with or without cause, by the Board of Directors or by a duly authorized officer, without prejudice to the rights, if any, of such officer under any contract to which he or she is a party. Any officer may resign at any time upon notice given in writing or by electronic transmission to the Corporation, without prejudice to the rights, if any, of the Corporation under any contract to which such officer is a party. Subject to the rights granted to the THG Investor pursuant to the Stockholders Agreement, any vacancy occurring in any office of the Corporation may be filled by the Board of Directors or in accordance with Section 5.1 or Section 5.2, as applicable, by the Chief Executive Officer or another authorized officer or such office may be left vacant.

Section 5.5 Chief Executive Officer. The Chief Executive Officer shall have general supervision and direction of the business and affairs of the Corporation, shall be responsible for corporate policy and strategy, and shall report directly to the Board of Directors. Unless otherwise provided in these Bylaws or determined by the Board of Directors, all other officers of the Corporation shall report directly to the Chief Executive Officer or as otherwise determined by the Chief Executive Officer.

Section 5.6 Secretary. The powers and duties of the Secretary shall include acting as Secretary at all meetings of the Board of Directors, of the committees of the Board of Directors and of the stockholders, and performing all other duties incident to the office of Secretary. The Secretary shall perform such other duties as the Board of Directors, the Chief Executive Officer or another authorized officer may from time to time determine. In the absence or disability of Secretary, the Assistant Secretary (if any) or another person appointed by the Board shall fill the role of Secretary.

Section 5.7 Checks; Drafts; Evidences of Indebtedness. From time to time, the Board of Directors shall determine the method, and designate (or authorize officers of the Corporation to designate) the person or persons who shall have authority, to sign or endorse all checks, drafts, other orders for payment of money and notes, bonds, debentures or other evidences of indebtedness that are issued in the name of or payable by the Corporation, and only the persons so authorized shall sign or endorse such instruments.

Section 5.8 Corporate Contracts and Instruments; How Executed. Except as otherwise provided in these Bylaws, the Board of Directors may determine the method, and designate (or authorize officers of the Corporation to designate) the person or persons who shall have authority to enter into any contract or execute any instrument in the name of and on behalf of the Corporation. Such authority may be general or confined to specific instances. Unless so authorized, or within the power incident to a person’s office or other position with the Corporation, no person shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

Section 5.9 Action with Respect to Securities of Other Corporations or Entities. The Chief Executive Officer, or any other person or persons the Board of Directors or the Chief Executive Officer has delegated such authority, is authorized to vote, represent, and exercise on behalf of the Corporation all rights incident to any and all shares or other equity interests of any other corporation or entity or corporations or entities, standing in the name of the Corporation. The authority herein granted may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by the person having such authority.

Section 5.10 Delegation. The Board of Directors or an authorized officer may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding the foregoing provisions of this Article V.

ARTICLE VI

INDEMNIFICATION AND ADVANCEMENT OF EXPENSES

Section 6.1 Right to Indemnification.

(a) Each person who was or is a party or is threatened to be made a party to, or was or is otherwise involved in, any action, suit, arbitration, alternative dispute resolution mechanism, investigation, inquiry, judicial, administrative or legislative hearing, or any other threatened, pending or completed proceeding, whether brought by or in the right of the Corporation or otherwise, including any and all appeals, whether of a civil, criminal, administrative, legislative, investigative or other nature (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director or an officer of the Corporation or while a director or an officer of the Corporation is or was serving at the request of the Corporation as a director, officer, employee, agent or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “indemnitee”), or by reason of anything done or not done by him or her in any such capacity, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended, against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes, penalties and amounts paid in settlement by or on behalf of the indemnitee) actually and reasonably incurred by such indemnitee in connection therewith, all on the terms and conditions set forth in these Bylaws; provided, however, that, except as otherwise required by law or provided in Section 6.4 with respect to suits to enforce rights under this Article VI, the Corporation shall indemnify any such indemnitee in connection with a proceeding, or part thereof, voluntarily initiated by such indemnitee (including claims and counterclaims, whether such counterclaims are asserted by such indemnitee or the Corporation in a proceeding initiated by such indemnitee) only if such proceeding, or part thereof, was authorized or ratified by the Board of Directors or the Board of Directors otherwise determines that indemnification or advancement of expenses is appropriate.

(b) To receive indemnification under this Article VI, an indemnitee shall submit a written request to the Secretary (or other officer designated by the Board) of the Corporation. Such request shall include documentation or information that is necessary to determine the entitlement of the indemnitee to indemnification and that is reasonably available to the indemnitee. Upon receipt by the Secretary (or other officer designated by the Board) of the Corporation of such a written request, unless indemnification is required by Section 6.3, the entitlement of the indemnitee to indemnification shall be determined by the following person or persons who shall be empowered to make such determination, as selected by the Board of Directors (except with respect to clause (v) of this Section 6.1(b)): (i) the Board of Directors by a majority vote of the directors who are not parties to such proceeding, whether or not such majority constitutes a quorum; (ii) a committee of such directors designated by a majority vote of such directors, whether or not such majority constitutes a quorum; (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to the indemnitee; (iv) the stockholders of the Corporation; or (v) in the event that a change of control (as defined below) has occurred, by independent legal counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to the indemnitee. The determination of entitlement to indemnification shall be made and, unless a contrary determination is made, such indemnification shall be paid in full by the Corporation not later than 60 days after receipt by the Secretary (or other officer designated by the Board) of the Corporation of a written request for indemnification. For purposes of this Section 6.1(b), a “change of control” will be deemed to have occurred if, with respect to any particular 24-month period, the individuals who, at the beginning of such 24-month period, constituted the Board of Directors (the “incumbent board”), cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to the beginning of such 24-month period whose election, or nomination for election by the stockholders of the Corporation, was approved by a vote of at least a majority of the directors then comprising the incumbent board shall be considered as though such individual were a member of the incumbent board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board of Directors.

(c) Any reference to an officer of the Corporation in this Article VI shall be deemed to refer exclusively to the Chief Executive Officer, the Secretary and any officer of the Corporation (1) appointed by the Board of Directors pursuant to Section 5.1 or (2) designated by the Board of Directors as such for purposes of Section 16 of the Exchange Act, and any reference to an officer of any other enterprise shall be deemed to refer exclusively to an officer appointed by the board of directors or equivalent governing body of such other enterprise pursuant to the certificate of incorporation and bylaws (or equivalent organizational documents) of such other enterprise. The fact that any person who is or was an employee of the Corporation or an employee of any other enterprise has been given or has used the title of “Vice President” or any other title that could be construed to suggest or imply that such person is or may be an officer of the Corporation or of such other enterprise shall not, by itself, result in such person being constituted as, or being deemed to be, an officer of the Corporation or of such other enterprise for purposes of this Article VI.

Section 6.2 Right to Advancement of Expenses.

(a) In addition to the right to indemnification conferred in Section 6.1, an indemnitee shall, to the fullest extent permitted by law, also have the right to be paid by the Corporation the expenses (including attorneys’ fees) incurred in defending any proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that an advancement of expenses shall be made only upon delivery to the Corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision of a court of competent jurisdiction from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expenses under this Article VI or otherwise.

(b) Notwithstanding the foregoing Section 6.2(a), the Corporation shall not make or continue to make advancements of expenses to an indemnitee if a determination is reasonably made that the facts known at the time such determination is made demonstrate clearly and convincingly that the indemnitee acted in bad faith or in a manner that the indemnitee did not reasonably believe to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal proceeding, that the indemnitee had reasonable cause to believe his or her conduct was unlawful. Such determination shall be made: (i) by the Board of Directors by a majority vote of directors who are not parties to such proceeding, whether or not such majority constitutes a quorum; (ii) by a committee of such directors designated by a majority vote of such directors, whether or not such majority constitutes a quorum; or (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to the indemnitee.

Section 6.3 Indemnification for Successful Defense. Notwithstanding anything to the contrary, to the extent that an indemnitee has been successful on the merits or otherwise in defense of any proceeding (or in defense of any claim, issue or matter therein), such indemnitee shall be indemnified under this Section 6.3 against expenses (including attorneys’ fees) actually and reasonably incurred in connection with such defense. Indemnification under this Section 6.3 shall not be subject to satisfaction of a standard of conduct, and the Corporation may not assert the failure to satisfy a standard of conduct as a basis to deny indemnification or recover amounts advanced, including in a suit brought pursuant to Section 6.4 (notwithstanding anything to the contrary therein).

Section 6.4 Right of Indemnitee to Bring Suit. If a request for indemnification under Section 6.1 or Section 6.3 is not paid in full by the Corporation within 60 days, or if a request for an advancement of expenses under Section 6.2 is not paid in full by the Corporation within 20 days, after a written request has been received by the Secretary (or other officer designated by the Board), the indemnitee may at any time thereafter bring suit against the Corporation in a court of competent jurisdiction in the State of Delaware seeking an adjudication of entitlement to such indemnification or advancement of expenses. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit to the fullest extent permitted by law. In any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that the indemnitee has not met any applicable standard of conduct for indemnification set forth in Section 145(a) or Section 145(b) of the DGCL. Further, in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that the indemnitee has not met any applicable standard of conduct for indemnification set forth in Section 145(a) or Section 145(b) of the DGCL. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met such applicable standard of conduct, nor an actual determination by the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under applicable law, this Article VI or otherwise shall be on the Corporation.

Section 6.5 Non-Exclusivity of Rights. The rights to indemnification and to the advancement of expenses conferred in this Article VI shall not be exclusive of any other right which any person may have or hereafter acquire under any law, agreement, vote of stockholders or disinterested directors, provisions of a certificate of incorporation or bylaws, or otherwise.

Section 6.6 Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

Section 6.7 Indemnification of Employees and Agents of the Corporation; Services at Subsidiaries. The Corporation may, to the extent and in the manner permitted by law, and to the extent authorized from time to time, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation. Any person serving as a director or officer of a subsidiary of the Corporation shall be entitled to the rights to indemnification conferred in this Article VI, and to the advancement of expenses, as defined in Section 6.2, with respect to his or her service at such subsidiary; provided, however, that the advancement of expenses to any person who is not an indemnitee as defined in Section 6.1(a) shall be at the discretion of the Corporation. Any director or officer of a subsidiary is deemed to be serving such subsidiary at the request of the Corporation, and the Corporation is deemed to be requesting such service. This Article VI shall, to the fullest extent permitted by law, supersede any conflicting provisions contained in the corporate governance documents of any other subsidiary of the Corporation. In addition, the Corporation may, to the extent and in the manner permitted by law, and to the extent authorized from time to time, grant rights to indemnification and to the advancement of expenses to individuals with respect to their service as an employee or agent of subsidiaries of the Corporation.

Section 6.8 Nature of Rights. The rights conferred upon indemnitees in this Article VI shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director or officer and shall inure to the benefit of the indemnitee’s heirs, executors and administrators. Any amendment, alteration or repeal of this Article VI that adversely affects any right of an indemnitee or its successors shall be prospective only and shall not limit or eliminate any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment, alteration or repeal.

Section 6.9 Settlement of Claims. Notwithstanding anything in this Article VI to the contrary, the Corporation shall not be liable to indemnify any indemnitee under this Article VI for any amounts paid in settlement of any proceeding effected without the Corporation’s written consent, which consent shall not be unreasonably withheld.

Section 6.10 Subrogation. In the event of payment under this Article VI, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the indemnitee (excluding insurance obtained on the indemnitee’s own behalf), and the indemnitee shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Corporation effectively to bring suit to enforce such rights.

Section 6.11 Severability. If any provision or provisions of this Article VI shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law: (a) the validity, legality and enforceability of such provision in any other circumstance and of the remaining provisions of this Article VI (including, without limitation, all portions of any paragraph of this Article VI containing any such provision held to be invalid, illegal or unenforceable, that are not by themselves invalid, illegal or unenforceable) and the application of such provision to other persons or entities or circumstances shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Article VI (including, without limitation, all portions of any paragraph of this Article VI containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent of the parties that the Corporation provide protection to the indemnitee to the fullest extent set forth in this Article VI.

ARTICLE VII

CAPITAL STOCK

Section 7.1 Certificates of Stock. The shares of the Corporation may be certificated or uncertificated. Any certificates shall be in such form as shall be determined by the Board of Directors, and shall be numbered and entered in the books of the Corporation as they are issued. Every holder of stock represented by certificates shall be entitled to have a certificate signed by or in the name of the Corporation by any two authorized officers of the Corporation, including, without limitation, the Chief Executive Officer or the Secretary, or the President, the Chief Financial Officer, the Treasurer, the Controller, or an Assistant Treasurer or Assistant Secretary, if any, certifying the number of shares owned by such holder in the Corporation. Any or all such signatures may be facsimiles or otherwise electronic signatures. In case any officer, transfer agent or registrar who has signed or whose facsimile or otherwise electronic signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

Section 7.2 Special Designation on Certificates. If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the registered owner thereof shall be given a notice, in writing or by electronic transmission, containing the information required to be set forth or stated on certificates pursuant to this Section 7.2 or Section 151, 156, 202(a) or 218(a) of the DGCL or with respect to this Section 7.2 and Section 151 of the DGCL a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated stock and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

Section 7.3 Transfers of Stock. Transfers of shares of stock of the Corporation shall be made only on the books of the Corporation upon authorization by the registered holder thereof or by such holder’s attorney thereunto authorized by a power of attorney duly executed and filed with the Secretary (or other officer designated by the Board) or a transfer agent for such stock, and if such shares are represented by a certificate, upon surrender of the certificate or certificates for such shares properly endorsed or accompanied by a duly executed stock transfer power and the payment of any taxes thereon; provided, however, that the Corporation shall be entitled to recognize and enforce any lawful restriction on transfer. Transfers may also be made in any manner authorized by the Corporation (or its authorized transfer agent) and permitted by Section 224 of the DGCL.

Section 7.4 Lost Certificates. The Corporation may issue a new share certificate or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate or the owner’s legal representative to give the Corporation a bond (or other adequate security) sufficient to indemnify it against any claim that may be made against it (including any expense or liability) on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares. The Board of Directors may adopt such other provisions and restrictions with reference to lost certificates, not inconsistent with applicable law, as it shall in its discretion deem appropriate.

Section 7.5 Registered Stockholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise required by law.

Section 7.6 Record Date for Determining Stockholders.

(a) In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjourned meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall, unless otherwise required by law, not be more than 60 nor less than 10 days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business (as defined in Section 2.10(c)(i) above) on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjourned meeting; provided, however, that the Board of Directors may fix a new record date for the determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.

(b) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than 60 days prior to such action. If no such record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 7.7 Regulations. To the extent permitted by applicable law, the Board of Directors may make such additional rules and regulations as it may deem expedient concerning the issue, transfer and registration of shares of stock of the Corporation.

Section 7.8 Waiver of Notice. Whenever notice is required to be given under any provision of the DGCL or the Certificate of Incorporation or these Bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, the Board of Directors or a committee of the Board of Directors need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Certificate of Incorporation or these Bylaws.

ARTICLE VIII

GENERAL MATTERS

Section 8.1 Fiscal Year. The fiscal year of the Corporation shall begin on the first day of January of each year and end on the last day of December of the same year, or shall extend for such other 12 consecutive months as the Board of Directors may designate.

Section 8.2 Corporate Seal. The Board of Directors may provide a suitable seal, containing the name of the Corporation, which seal shall be in the charge of the Secretary (or other officer designated by the Board). If and when so directed by the Board of Directors or a committee thereof, duplicates of the seal may be kept and used by the Treasurer or by an Assistant Secretary or Assistant Treasurer, if any.

Section 8.3 Reliance upon Books, Reports and Records. Each director and each member of any committee designated by the Board of Directors shall, in the performance of his or her duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors so designated, or by any other person as to matters which such director or committee member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

Section 8.4 Subject to Law and Certificate of Incorporation. All powers, duties and responsibilities provided for in these Bylaws, whether or not explicitly so qualified, are qualified by the Certificate of Incorporation (including any Preferred Stock Designation) and applicable law.

Section 8.5 Electronic Signatures, etc. Except as otherwise required by the Certificate of Incorporation (including as otherwise required by any Preferred Stock Designation) or these Bylaws (including, without limitation, as otherwise required by Section 2.14), any document, including, without limitation, any consent, agreement, certificate or instrument, required by the DGCL, the Certificate of Incorporation (including any Preferred Stock Designation) or these Bylaws to be executed by any officer, director, stockholder, employee or agent of the Corporation may be executed using a facsimile or other form of electronic signature to the fullest extent permitted by applicable law. All other contracts, agreements, certificates or instruments to be executed on behalf of the Corporation may be executed using a facsimile or other form of electronic signature to the fullest extent permitted by applicable law. The terms “electronic mail,” “electronic mail address,” “electronic signature” and “electronic transmission” as used herein shall have the meanings ascribed thereto in the DGCL.

ARTICLE IX

AMENDMENTS

Section 9.1 Amendments. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, but subject to the terms of any series of Preferred Stock then outstanding and the rights granted to the THG Investor pursuant to the Stockholders Agreement, and except as otherwise provided in the Certificate of Incorporation, the Board of Directors is expressly authorized to adopt, amend or repeal these Bylaws. Except as otherwise provided in the Certificate of Incorporation (including the terms of any Preferred Stock Designation that require an additional vote) or these Bylaws, and in addition to any requirements of law and the rights granted to the THG Investor pursuant to the Stockholders Agreement, the affirmative vote of at least 66 2⁄3% of the voting power of the stock outstanding and entitled to vote thereon, voting together as a single class, shall be required for the stockholders to adopt, amend or repeal, or adopt any provision inconsistent with, any provision of these Bylaws; provided, however, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.

The foregoing Amended and Restated Bylaws were adopted by the Board of Directors on [•].

Exhibit D

NewCo Charter

See attached.

Final Form

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

CALUMET, INC.

(a Delaware corporation)

Calumet, Inc., a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1.	The name of the Corporation is Calumet, Inc.

2.	The original certificate of incorporation was filed with the Secretary of State of the State of Delaware on January 8, 2024, under the name “Calumet, Inc.”.

3.

This Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) restates and amends the original certificate of incorporation of the Corporation. This Certificate of Incorporation has been duly adopted in accordance with Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware (the “DGCL”).

4.	The text of the original certificate of incorporation of the Corporation is hereby amended and restated to read in its entirety as follows:

ARTICLE I

NAME

The name of the Corporation is Calumet, Inc. (the “Corporation”).

ARTICLE II

AGENT

The address of the Corporation’s registered office in the State of Delaware is 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE III

PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

ARTICLE IV

STOCK

Section 4.1 Authorized Stock. The total number of shares which the Corporation shall have authority to issue is [•], of which [•] shall be designated as Common Stock, par value $0.01 per share (the “Common Stock”), and [•] shall be designated as Preferred Stock, par value $0.01 per share (the “Preferred Stock”).

Section 4.2 Common Stock.

(a) Each holder of Common Stock, as such, shall be entitled to one vote for each share of Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote; provided, however, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate of Incorporation, including any certificate of designations relating to any series of Preferred Stock (each hereinafter referred to as a “Preferred Stock Designation”), that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any Preferred Stock Designation).

(b) Dividends. Subject to the rights of the holders of any outstanding series of Preferred Stock, the holders of shares of Common Stock shall be entitled to receive any dividends to the extent permitted by law when, as and if declared by the board of directors of the Corporation (the “Board of Directors”).

(c) Liquidation. Upon the dissolution, liquidation or winding up of the Corporation, subject to the rights of the holders of any outstanding series of Preferred Stock, the holders of shares of Common Stock shall be entitled to receive the assets of the Corporation available for distribution to its stockholders ratably in proportion to the number of shares of Common Stock held by them.

Section 4.3 Preferred Stock. The Preferred Stock may be issued from time to time in one or more series. Subject to limitations prescribed by law and the provisions of this Article IV (including any Preferred Stock Designation), the Board of Directors is hereby authorized to provide by resolution and by causing the filing of a Preferred Stock Designation for the issuance of the shares of Preferred Stock in one or more series, and to establish from time to time the number of shares to be included in each such series, and to fix the designations, powers, preferences, and relative, participating, optional or other rights, if any, and the qualifications, limitations or restrictions, if any, of the shares of each such series.

Section 4.4 No Class Vote on Changes in Authorized Number of Shares of Stock. Subject to the rights of the holders of any outstanding series of Preferred Stock, the number of authorized shares of Common Stock or Preferred Stock may only be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of at least a majority of the voting power of the stock outstanding and entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL.

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Section 4.5 Reservation of Shares of Common Stock for Warrants. The Corporation shall at all times reserve and keep available out of its authorized and unissued shares of Common Stock the number of shares of Common Stock that are issuable in connection with the exercise of any and all outstanding warrants issued by the Corporation.

ARTICLE V

BOARD OF DIRECTORS

Section 5.1 Number. Except as otherwise provided for or fixed pursuant to the provisions of Article IV hereof (including any Preferred Stock Designation), the Board of Directors shall consist of such number of directors as shall be determined from time to time solely by resolution adopted by the affirmative vote of a majority of the total number of directors then authorized, subject to the rights granted to the THG Investor (as defined in that certain Stockholders’ Agreement, dated [•] (as the same may be amended, supplemented, restated or otherwise modified from time to time, the “Stockholders Agreement”)) pursuant to the Stockholders Agreement.

Section 5.2 Classification.

(a) Except as may be otherwise provided with respect to directors elected by the holders of any series of Preferred Stock provided for or fixed pursuant to the provisions of Article IV hereof (including any Preferred Stock Designation (the “Preferred Stock Directors”)) and subject to the Stockholders Agreement, the Board of Directors shall be divided into three classes, designated Class I, Class II and Class III. Class I directors shall initially serve until the Company’s 2025 annual meeting of stockholders; Class II directors shall initially serve until the Company’s 2026 annual meeting of stockholders; and Class III directors shall initially serve until the Company’s 2027 annual meeting of stockholders. Upon the expiration of the initial term of each class of directors set forth in the preceding sentence of this Section 5.2(a), respectively, directors of each class, the term of which shall then expire, shall be elected to hold office for a three-year term and until the election and qualification of their respective successors in office or until any such director’s earlier death, resignation, removal, retirement or disqualification. Subject to the rights granted to the THG Investor pursuant to the Stockholders Agreement, in case of any increase or decrease, from time to time, in the number of directors (other than Preferred Stock Directors), the number of directors in each class shall be fixed solely by the Board of Directors (as determined solely by the Board of Directors). Subject to the rights granted to the THG Investor pursuant to the Stockholders Agreement, the Board of Directors shall have the exclusive power to fix the number of directors in each class and is authorized to assign members of the Board of Directors already in office to Class I, Class II or Class III.

(b) Subject to the rights of the holders of any outstanding series of Preferred Stock, and unless otherwise required by law, newly created directorships resulting from any increase in the authorized number of directors and any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors, or by the sole remaining director, in each case in the manner permitted by the Stockholders Agreement and subject to the rights granted to the THG Investor therein. Any director so chosen shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall have been duly elected and qualified or until any such director’s earlier death, resignation, removal, retirement or disqualification. No decrease in the authorized number of directors shall shorten the term of any incumbent director.

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(c) Subject to the rights granted to the THG Investor pursuant to the Stockholders Agreement, any director, or the entire Board of Directors (other than any Preferred Stock Director), may be removed from office at any time, but only for cause and only by the affirmative vote of at least 66 2/3% of the voting power of the stock outstanding and entitled to vote on the election of directors, voting together as a single class. Notwithstanding the foregoing and subject to the Stockholders Agreement, whenever the holders of any class or series are entitled to elect one or more directors by this Certificate of Incorporation (including any Preferred Stock Designation), with respect to the removal without cause of a director or directors so elected, the vote of the holders of the outstanding shares of that class or series, and not the vote of the outstanding shares as a whole, shall apply.

(d) Subject to the rights granted to the THG Investor pursuant to the Stockholders Agreement, during any period when the holders of any series of Preferred Stock have the right to elect additional directors as provided for or fixed pursuant to the provisions of Article IV hereof (including any Preferred Stock Designation), and upon commencement and for the duration of the period during which such right continues: (i) the then otherwise total authorized number of directors of the Corporation shall be increased by such number of directors that the holders of any series of Preferred Stock have a right to elect, and the holders of such Preferred Stock shall be entitled to elect the additional directors so provided for or fixed pursuant to said provisions; and (ii) each Preferred Stock Director shall serve until such Preferred Stock Director’s successor shall have been duly elected and qualified, or until such director’s right to hold such office terminates pursuant to said provisions, whichever occurs earlier, subject to his or her earlier death, disqualification, resignation or removal. Except as otherwise provided for or fixed pursuant to the provisions of Article IV hereof (including any Preferred Stock Designation), whenever the holders of any series of Preferred Stock having such right to elect additional directors cease to have or are otherwise divested of such right pursuant to said provisions, the terms of office of all such Preferred Stock Directors elected by the holders of such Preferred Stock, or elected to fill any vacancies resulting from the death, resignation, disqualification or removal of such additional directors, shall forthwith terminate (in which case each such Preferred Stock Director shall cease to be qualified as a director and shall cease to be a director) and the total authorized number of directors of the Corporation shall be automatically reduced accordingly.

Section 5.3 Powers. Except as otherwise required by the DGCL or as provided in this Certificate of Incorporation (including any Preferred Stock Designation), and subject to the rights granted to the THG Investor pursuant to the Stockholders Agreement, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

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Section 5.4 Election; Annual Meeting of Stockholders.

(a) Written Ballot Not Required. The directors of the Corporation need not be elected by written ballot unless the Bylaws of the Corporation (as amended and/or restated from time to time, the “Bylaws”) so provide.

(b) Notice. Advance notice of nominations for the election of directors, and of business other than nominations, to be proposed by stockholders for consideration at a meeting of stockholders of the Corporation shall be given in the manner and to the extent provided in or contemplated by the Bylaws.

(c) Annual Meeting. The annual meeting of stockholders, for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place, if any, either within or without the State of Delaware, on such date, and at such time as the Board of Directors shall fix. The Board of Directors may postpone, reschedule or cancel any annual meeting of stockholders previously scheduled by the Board of Directors.

ARTICLE VI

STOCKHOLDER ACTION

Except as otherwise provided for or fixed pursuant to the provisions of Article IV hereof (including any Preferred Stock Designation) and subject to the Bylaws, any action required or permitted to be taken at any annual or special meeting of the stockholders of the Corporation may be taken only at an annual or special meeting of stockholders duly called and may not be taken by consent of the stockholders in lieu of such a meeting. Notwithstanding the foregoing, any action required or permitted to be taken by the holders of Preferred Stock, voting separately as a series or separately as a class with one of more other such series, may be taken without a meeting, without prior notice and without a vote, to the extent expressly so provided by the applicable Preferred Stock Designation related to such series of Preferred Stock.

ARTICLE VII

SPECIAL MEETINGS OF STOCKHOLDERS

Except as otherwise required by law, and except as otherwise provided for or fixed pursuant to the provisions of Article IV hereof (including any Preferred Stock Designation), a special meeting of the stockholders of the Corporation may be called at any time only by the Board of Directors, and may not be called by any other person or persons. The Board of Directors may postpone, reschedule or cancel any special meeting of stockholders previously scheduled by the Board of Directors. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting by or at the direction of the Board of Directors.

ARTICLE VIII

BUSINESS COMBINATIONS WITH INTERESTED STOCKHOLDERS

Section 8.1 Opt Out. The Corporation hereby expressly elects that it shall not be governed by, or otherwise subject to, Section 203 of the DGCL.

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Section 8.2 Applicable Restrictions to Business Combinations. Notwithstanding the provisions of Section 8.1, the Corporation shall not engage in any business combination (as defined below), at any point in time at which any class of Common Stock is registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934 (the “Exchange Act”) with any interested stockholder (as defined below) for a period of three years following the time that such stockholder became an interested stockholder, unless:

(a) prior to such time such stockholder became an interested stockholder, the Board of Directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

(b) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock (as defined below) of the Corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned by (i) persons who are directors and also officers and (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

(c) at or subsequent to such time, the business combination is approved by the Board of Directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2⁄3% of the outstanding voting stock of the Corporation which is not owned by the interested stockholder.

Section 8.3 Certain Definitions. For purposes of this Article VIII:

(a) “affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another person (as defined below).

(b) “associate,” when used to indicate a relationship with any person, means: (i) any corporation, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of voting stock; (ii) any trust or other estate in which such person has at least a 20% beneficial ownership or as to which such person serves as trustee or in a similar fiduciary capacity; and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.

(c) “business combination,” when used in reference to the Corporation and any interested stockholder of the Corporation, means:

(i) any merger or consolidation of the Corporation or any direct or indirect majority-owned subsidiary of the Corporation (A) with the interested stockholder, or (B) with any other corporation, partnership, unincorporated association or other entity if the merger or consolidation is caused by the interested stockholder and as a result of such merger or consolidation this Article VIII is not applicable to the surviving entity;

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(ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of the Corporation, to or with the interested stockholder, whether as part of a dissolution or otherwise, of assets of the Corporation or of any direct or indirect majority-owned subsidiary of the Corporation which assets have an aggregate market value equal to 10% or more of either the aggregate market value of all the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the Corporation;

(iii) any transaction which results in the issuance or transfer by the Corporation or by any direct or indirect majority-owned subsidiary of the Corporation of any stock of the Corporation or of such subsidiary to the interested stockholder, except: (A) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which securities were outstanding prior to the time that the interested stockholder became such; (B) pursuant to a merger under Section 251(g) of the DGCL; (C) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which security is distributed, pro rata, to all holders of a class or series of stock of the Corporation subsequent to the time the interested stockholder became such; (D) pursuant to an exchange offer by the Corporation to purchase stock made on the same terms to all holders of said stock; or (E) any issuance or transfer of stock by the Corporation; provided, however, that in no case under items (C) through (E) of this subsection (iii) shall there be an increase in the interested stockholder’s proportionate share of the stock of any class or series of the Corporation or of the voting stock of the Corporation (except as a result of immaterial changes due to fractional share adjustments);

(iv) any transaction involving the Corporation or any direct or indirect majority-owned subsidiary of the Corporation which has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or securities convertible into the stock of any class or series, of the Corporation or of any such subsidiary which is owned by the interested stockholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the interested stockholder; or

(v) any receipt by the interested stockholder of the benefit, directly or indirectly (except proportionately as a stockholder of the Corporation), of any loans, advances, guarantees, pledges, or other financial benefits (other than those expressly permitted in subsections (i) through (iv) above) provided by or through the Corporation or any direct or indirect majority-owned subsidiary.

(d) “control,” including the terms “controlling,” “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting stock, by contract, or otherwise. A person who is the owner of 20% or more of the outstanding voting stock of a corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting stock, in good faith and not for the purpose of circumventing this Article VIII, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group (as such term is used in Rule 13d-5 under the Exchange Act, as such Rule is in effect as of the date of this Certificate of Incorporation) have control of such entity.

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(e) “interested stockholder” means any person (other than the Corporation or any direct or indirect majority-owned subsidiary of the Corporation) that either (i) is the owner of 15% or more of the outstanding voting stock of the Corporation, or (ii) is an affiliate or associate of the Corporation and was the owner of 15% or more of the outstanding voting stock of the Corporation at any time within the three-year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder; and the affiliates and associates of such person; provided, however, that the term “interested stockholder” shall not include (A) any Principal Holder or Principal Holder Direct Transferee, (B) a stockholder that becomes an interested stockholder inadvertently and (x) as soon as practicable divests itself of ownership of sufficient shares so that such stockholder ceases to be an interested stockholder and (y) would not, at any time within the three-year period immediately prior to a business combination between the Corporation and such stockholder, have been an interested stockholder but for the inadvertent acquisition of ownership or (C) any person whose ownership of shares in excess of the 15% limitation set forth herein is the result of any action taken solely by the Corporation; provided, however, that such person specified in this clause (C) shall be an interested stockholder if thereafter such person acquires additional shares of voting stock of the Corporation, except as a result of further corporate action not caused, directly or indirectly, by such person. For the purpose of determining whether a person is an interested stockholder, the voting stock of the Corporation deemed to be outstanding shall include stock deemed to be owned by the person through application of the definition of “owner” below but shall not include any other unissued stock of the Corporation which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise. For the avoidance of doubt, for purposes of this Article VIII, the Board of Directors, in its sole discretion, shall determine whether a stockholder became an interested stockholder inadvertently.

(f) “owner,” including the terms “own” and “owned,” when used with respect to any stock, means a person that individually or with or through any of its affiliates or associates:

(i) beneficially owns such stock, directly or indirectly, for purposes of Section 13(d) of the Exchange Act and Regulations 13D and 13G thereunder;

(ii) has (A) the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the owner of stock tendered pursuant to a tender or exchange offer made by such person or any of such person’s affiliates or associates until such tendered stock is accepted for purchase or exchange; or (B) the right to vote such stock pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the owner of any stock because of such person’s right to vote such stock if the agreement, arrangement or understanding to vote such stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to 10 or more persons; or

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(iii) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in clause (B) of subsection (ii) above), or disposing of such stock with any other person that beneficially owns, or whose affiliates or associates beneficially own, directly or indirectly, such stock.

(g) “person” means any individual, corporation, partnership, unincorporated association or other entity.

(h) “Principal Holder Direct Transferee” means any person that acquires (other than in a registered public offering), directly from one or more of the Principal Holders, beneficial ownership of 15% or more of the then-outstanding voting stock of the Corporation.

(i) “Principal Holders” means The Heritage Group and (A) its current and future affiliates (so long as any such respective affiliate remains an affiliate), (B) its and their related trusts, trustees and family members, (C) its and their respective successors and assigns and (D) any “group” of which any such person referred to in the foregoing clauses (A) through (C) is part under Rule 13d-5 of the Exchange Act; provided, however, that the term “Principal Holders” shall not include the Corporation or any of the Corporation’s direct or indirect subsidiaries.

(j) “stock” means, with respect to any corporation, capital stock and, with respect to any other entity, any equity interest.

(k) “voting stock” means stock of any class or series entitled to vote generally in the election of directors and, with respect to any entity that is not a corporation, any equity interest entitled to vote generally in the election of the governing body of such entity. Every reference in this Article VIII to a percentage or proportion of voting stock shall refer to such percentage or other proportion of the votes of such voting stock.

ARTICLE IX

EXISTENCE

The Corporation shall have perpetual existence.

ARTICLE X

AMENDMENT

Section 10.1 Amendment of Certificate of Incorporation. Subject to the rights granted to the THG Investor pursuant to the Stockholders Agreement, the Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Certificate of Incorporation (including any Preferred Stock Designation), and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by the laws of the State of Delaware, and all powers, preferences and rights of any nature conferred upon stockholders, directors or any other

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persons by and pursuant to this Certificate of Incorporation (including any Preferred Stock Designation) in its present form or as hereafter amended are granted subject to this reservation. Notwithstanding the foregoing and subject to the rights granted to the THG Investor pursuant to the Stockholders Agreement and except as otherwise provided in this Certificate of Incorporation (including any provision of a Preferred Stock Designation that provides for a greater or lesser vote) and in addition to any other vote required by law, the affirmative vote of at least 66 2⁄3% of the voting power of the stock outstanding and entitled to vote thereon, voting together as a single class, shall be required for the stockholders to adopt, amend or repeal, or adopt any provision inconsistent with, Article V, Article VI, Article VII, Article VIII, Article X, Article XI, Article XII and Article XIII of this Certificate of Incorporation. For the avoidance of doubt, but subject to the rights of the holders of any outstanding Preferred Stock and subject to the rights granted to the THG Investor pursuant to the Stockholders Agreement, Section 242(d) of the DGCL shall apply to amendments to the Certificate of Incorporation.

Section 10.2 Amendment of Bylaws. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, but subject to the terms of any series of Preferred Stock then outstanding and subject to the rights granted to the THG Investor pursuant to the Stockholders Agreement, the Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws. Except as otherwise provided in this Certificate of Incorporation (including the terms of any Preferred Stock Designation that require an additional vote) or the Bylaws, and in addition to any requirements of law and subject to the rights granted to the THG Investor pursuant to the Stockholders Agreement, the affirmative vote of at least 66 2⁄3% of the voting power of the stock outstanding and entitled to vote thereon, voting together as a single class, shall be required for the stockholders to adopt, amend or repeal, or adopt any provision inconsistent with, any provision of the Bylaws; provided, however, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the Board of Directors that would have been valid if such Bylaws had not been adopted.

ARTICLE XI

COMPETITION AND CORPORATE OPPORTUNITIES

Section 11.1 General. In recognition and anticipation that (a) certain directors, principals, members, officers, associated funds, employees and/or other representatives of the THG Investor and its Affiliates may serve as directors, officers or agents of the Corporation, (b) the THG Investor and its Affiliates may now engage and may continue to engage in the same or similar activities or related lines of business as those in which the Corporation, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Corporation, directly or indirectly, may engage, and (c) members of the Board of Directors who are not employees of the Corporation (“Non-Employee Directors”) and their respective Affiliates may now engage and may continue to engage in the same or similar activities or related lines of business as those in which the Corporation, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Corporation, directly or indirectly, may engage, the provisions of this Article XI are set forth to regulate and define the conduct of certain affairs of the Corporation with respect to certain classes or categories of business opportunities as they may involve the THG Investor, the Non-Employee Directors or their respective Affiliates and the powers, rights, duties and liabilities of the Corporation and its directors, officers and stockholders in connection therewith.

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Section 11.2 Renunciation of Certain Corporate Opportunities; No Duty to Refrain. To the fullest extent permitted by law, the Corporation hereby renounces any interest or expectancy in, or right to be offered an opportunity to participate in, any business opportunity which may be a corporate opportunity for (a) the THG Investor or any of its Affiliates or (b) any Non-Employee Director or his or her Affiliates (such Persons (as defined below) identified in (a) and (b) above being referred to, collectively, as “Identified Persons” and, individually, as an “Identified Person”) and the Corporation or any of its Affiliates. To the fullest extent permitted by law, none of the Identified Persons shall have any duty to refrain from directly or indirectly (i) engaging in the same or similar business activities or lines of business in which the Corporation or any of its Affiliates now engages or proposes to engage or (ii) otherwise competing with the Corporation or any of its Affiliates, and, to the fullest extent permitted by law, no Identified Person shall be liable to the Corporation or its stockholders or to any Affiliate of the Corporation for breach of any fiduciary duty solely by reason of the fact that such Identified Person engages in any such activities. In the event that any Identified Person acquires knowledge of a potential transaction or other business opportunity which may be a corporate opportunity for itself, herself or himself and the Corporation or any of its Affiliates, such Identified Person shall, to the fullest extent permitted by law, have no duty to communicate or offer such transaction or other business opportunity to the Corporation or any of its Affiliates and, to the fullest extent permitted by law, shall not be liable to the Corporation or its stockholders or to any Affiliate of the Corporation for breach of any fiduciary duty as a stockholder, director or officer of the Corporation solely by reason of the fact that such Identified Person pursues or acquires such corporate opportunity for itself, herself or himself, or offers or directs such corporate opportunity to another Person. Notwithstanding the foregoing and anything in this Section 11.2 of this Article XI to the contrary, the Corporation does not renounce its interest in any corporate opportunity offered to any Non-Employee Director if such opportunity is expressly offered in writing to such person solely in his or her capacity as a director or officer of the Corporation, and the provisions of Section 11.1 of this Article XI shall not apply to any such corporate opportunity.

Section 11.3 Opportunities Not Deemed Corporate Opportunities. In addition to and notwithstanding the foregoing provisions of this Article XI, a corporate opportunity shall not be deemed to be a potential corporate opportunity for the Corporation if it is a business opportunity that (a) the Corporation is neither financially or legally able, nor contractually permitted, to undertake, (b) from its nature, is not in the line of the Corporation’s business or is of no practical advantage to the Corporation or (c) is one in which the Corporation has no interest or reasonable expectancy.

Section 11.4 Definitions. For purposes of this Article XI, (a) “Affiliate” shall mean (i) in respect of THG Investor, any Person that, directly or indirectly, is controlled by the THG Investor, controls the THG Investor, or is under common control with the THG Investor, and shall include any principal, member, director, partner, stockholder, officer, employee or other representative of any of the foregoing (other than the Corporation and any Person that is controlled by the Corporation) and any Person that is deemed an affiliate of the THG Investor under the Stockholders Agreement, (ii) in respect of a Non-Employee Director, any Person that, directly or indirectly, is controlled by such Non-Employee Director (other than the Corporation and any entity that is controlled by the Corporation) and (iii) in respect of the Corporation, any Person that, directly or indirectly, is controlled by the Corporation; and (ii) “Person” shall mean any individual, corporation, general or limited partnership, limited liability company, joint venture, trust, association or any other entity.

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Section 11.5 Notice and Consent. To the fullest extent permitted by law, any Person purchasing or otherwise acquiring or holding any interest in any shares of capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article XI.

ARTICLE XII

LIABILITY OF DIRECTORS AND OFFICERS

Section 12.1 No Personal Liability. To the fullest extent permitted by the DGCL as the same exists or as may hereafter be amended, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, as applicable.

Section 12.2 Amendment or Repeal. Any amendment, repeal or elimination of this Article XII, or the adoption of any provision of the Certificate of Incorporation inconsistent with this Article XII, shall not affect its application with respect to an act or omission by a director or officer occurring before such amendment, adoption, repeal or elimination.

ARTICLE XIII

FORUM FOR ADJUDICATION OF DISPUTES

Section 13.1 Forum. Unless the Corporation, in writing, selects or consents to the selection of an alternative forum: (a) the sole and exclusive forum for any complaint asserting any internal corporate claims (as defined below), to the fullest extent permitted by law, and subject to applicable jurisdictional requirements, shall be the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have, or declines to accept, jurisdiction, another state court or a federal court located within the State of Delaware); and (b) the sole and exclusive forum for any complaint asserting a cause of action arising under the Securities Act of 1933, to the fullest extent permitted by law, shall be the federal district courts of the United States of America. For purposes of this Article XIII, “internal corporate claims” means claims, including claims in the right of the Corporation that are based upon a violation of a duty by a current or former director, officer, employee or stockholder in such capacity, or as to which the DGCL confers jurisdiction upon the Court of Chancery. Any person or entity purchasing or otherwise acquiring or holding any interest in shares of stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XIII.

Section 13.2 Enforceability. If any provision of this Article XIII shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provision in any other circumstance and of the remaining provisions of this Article XIII (including, without limitation, each portion of any sentence of this Article XIII containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities or circumstances shall not in any way be affected or impaired thereby.

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IN WITNESS WHEREOF, this Certificate of Incorporation has been executed by a duly authorized officer of the Corporation on this [•] day of [•], [•].

By:
Name:
Title:

Signature Page to Amended and Restated Certificate of Incorporation

Exhibit E

Registration Rights Agreement

See attached.

Final Form

REGISTRATION RIGHTS AGREEMENT

by and among

CALUMET, INC.

and

THE ORIGINAL HOLDERS PARTY HERETO

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of [•] by and between Calumet, Inc., a Delaware corporation (the “Company”), and the stockholders of the Company listed on the signature pages hereto (the “Original Holders”).1

RECITALS

WHEREAS, the Company entered into that certain Conversion Agreement, dated [•] (the “Conversion Agreement”), by and among Calumet Specialty Products Partners, L.P., a Delaware limited partnership (“CLMT”), the Company, Calumet Merger Sub I LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (“Merger Sub I”), Calumet Merger Sub II LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (“Merger Sub II”), Calumet GP, LLC, a Delaware limited liability company and the general partner of CLMT (the “General Partner”), and the other parties to the Conversion Agreement;

WHEREAS, pursuant to the Conversion Agreement, (i) Merger Sub II merged with and into CLMT, with CLMT continuing as the surviving entity and as a subsidiary of the General Partner and the Company (the “CLMT Merger”), and (ii) immediately after the CLMT Merger, Merger Sub I merged with and into the General Partner, with the General Partner continuing as the surviving entity and a wholly owned subsidiary of the Company (together with the CLMT Merger and the other transactions contemplated by the Conversion Agreement, the “Conversion”);

WHEREAS, in connection with the Conversion, (i) each CLMT Common Unit (as defined in the Conversion Agreement) issued and outstanding as of immediately prior to the effective time of the CLMT Merger was exchanged into the right to receive one share of Common Stock (as defined below) and (ii) the Original Holders, as applicable, exchanged their equity interests in the General Partner for an aggregate of 5,500,000 shares (shares of Common Stock referred to in clauses (i) and (ii), collectively the “Conversion Shares”) of Common Stock and 2,000,000 warrants (the “Warrants”) to purchase Common Stock; and

WHEREAS, in connection with, and effective upon, the date of completion of the Conversion, the parties hereto desire to enter into this Agreement to provide the Holders with certain registration rights as set forth below.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. The terms set forth below are used herein as so defined:

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning specified therefor in the introductory paragraph of this Agreement.

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NTD: “Original Holders” will consist of The Heritage Group and its affiliates (including Calumet, Incorporated, Irrevocable Intervivos Trust Number 12.27.73 for the Benefit of Fred Mehlert Fehsenfeld, Jr. and His Issue U/A Dated December 18, 2012: 989,902, Maggie Fehsenfeld Trust Number 106 12.30.74 for the Benefit of Fred Mehlert Fehsenfeld, Jr. and His Issue U/A Dated December 18, 2012: 989,902, The Heritage Group Investment Company, LLC, James C Fehsenfeld Revocable Trust, Fred M Fehsenfeld Revocable Trust U/A 01/28/20, Suzanne M Fehsenfeld Revocable Trust U/A 01/28/20, and Paul James Schumacher & Amy Mae Schumacher Joint Account) and all other members of the MLP’s general partner.

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“Automatic Shelf Registration Statement” means a registration statement filed on Form S-3 (or successor form or other appropriate form under the Securities Act) by a WKSI pursuant to General Instruction I.C. or I.D. (or other successor or appropriate instruction) of such forms, respectively.

“Business Day” means Monday through Friday of each week, except that a legal holiday recognized as such by the government of the United States of America or any of the States of Delaware, Texas and New York shall not be regarded as a Business Day.

“CLMT” has the meaning specified therefor in the Recitals of this Agreement.

“CLMT Merger” has the meaning specified therefor in the Recitals of this Agreement.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock, par value $0.01 per share, of the Company and any securities issued in respect thereof, or in substitution therefor, in connection with any stock split, dividend or combination, or any reclassification, recapitalization, merger, consolidation, exchange or other similar reorganization.

“Company” has the meaning specified therefor in the introductory paragraph of this Agreement.

“Conversion” has the meaning specified therefor in the Recitals of this Agreement.

“Conversion Agreement” has the meaning specified therefor in the Recitals of this Agreement.

“Conversion Shares” has the meaning specified therefor in the Recitals of this Agreement.

“Demand Request Cap” has the meaning specified therefor in Section 2.3(a) of this Agreement.

“Effectiveness Period” has the meaning specified therefor in Section 2.1(a) of this Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.

“General Partner” has the meaning specified therefor in the Recitals of this Agreement.

“Holder” means any Original Holder and any Person who shall acquire and hold Registrable Securities in accordance with the terms of this Agreement.

“Included Registrable Securities” has the meaning specified therefor in Section 2.2(a) of this Agreement.

“Losses” has the meaning specified therefor in Section 2.7(a) of this Agreement.

“Managing Underwriter” means, with respect to any Underwritten Offering, the lead book running manager(s) of such Underwritten Offering.

“Merger Sub I” has the meaning specified therefor in the Recitals of this Agreement.

“Merger Sub II” has the meaning specified therefor in the Recitals of this Agreement.

“Minimum Commitment” has the meaning specified therefor in Section 2.3(a) of this Agreement.

“Original Holder” or “Original Holders” has the meaning set forth in the introductory paragraph of this Agreement.

“Other Holder” has the meaning specified in Section 2.2(b) of this Agreement.

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“Person” means any individual, corporation, company, voluntary association, partnership, joint venture, trust, limited liability company, unincorporated organization, government or any agency, instrumentality or political subdivision thereof, or any other form of entity.

“Piggyback Notice” has the meaning specified therefor in Section 2.2(a) of this Agreement.

“Piggyback Opt-Out Notice” has the meaning specified therefor in Section 2.2(a) of this Agreement.

“Piggyback Registration” has the meaning specified therefor in Section 2.2(a) of this Agreement.

“Registrable Securities” means, subject to Section 1.2 of this Agreement, (i) the shares of Common Stock issued as consideration pursuant to the Conversion Agreement (including the Conversion Shares), (ii) the Warrants, (iii) the shares of Common Stock issuable upon exercise of the Warrants and (iv) any shares of Common Stock otherwise acquired or owned by a Holder or such Holder’s Affiliate following the date hereof to the extent such securities are “restricted securities” (as defined in Rule 144) or are otherwise held by an Affiliate of the Company.

“Registration” means any registration pursuant to this Agreement, including pursuant to the Shelf Registration Statement.

“Registration Expenses” has the meaning specified therefor in Section 2.6(a) of this Agreement.

“Rule 144” has the meaning specified therefor in Section 1.2 of this Agreement.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.

“Selling Expenses” means all underwriting discounts and commissions and transfer taxes allocable to the sale of the Registrable Securities.

“Selling Holder” means a Holder who is selling Registrable Securities pursuant to a Registration.

“Selling Holder Election Notice” has the meaning specified therefor in Section 2.3(a) of this Agreement.

“Shelf Registration Statement” means a registration statement under the Securities Act to permit the public resale of the Registrable Securities from time to time as permitted by Rule 415 of the Securities Act (or any similar provision then in force under the Securities Act).

“Underwritten Offering” means an offering (including an offering pursuant to a Shelf Registration Statement) in which Common Stock is sold to an underwriter on a firm commitment basis for reoffering to the public or an offering that is a “bought deal” with one or more investment banks.

“Warrant” has the meaning specified therefor in the Recitals of this Agreement.

“WKSI” means a well-known seasoned issuer (as defined in Rule 405 under the Securities Act).

Section 1.2 Registrable Securities. Any Registrable Security will cease to be a Registrable Security at the earliest of the following: (a) when a registration statement covering such Registrable Security has been declared effective by the Commission and such Registrable Security has been sold or disposed of pursuant to such effective registration statement; (b) when such Registrable Security is held by the Company or one of its subsidiaries; (c) when such Registrable Security has been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of such securities; (d) the date on which such Registrable Security has been sold pursuant to any section of Rule 144 under the Securities Act (or any similar provision then in force under the Securities Act, “Rule 144”) or any other exemption from the registration requirements of the Securities Act as a result of which the legend on any certificate or book-entry notation representing such Registrable Security restricting transfer of such Registrable Security has been removed; and (e) such Registrable Security has been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.

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ARTICLE II

REGISTRATION RIGHTS

Section 2.1 Shelf Registration.

(a) Shelf Registration. The Company shall use its reasonable best efforts to (i) prepare and file an initial Shelf Registration Statement under the Securities Act covering all Registrable Securities as soon as practicable but in no event more than 30 days following the date of this Agreement and (ii) cause such initial Shelf Registration Statement to become effective no later than 60 days after the filing thereof. The Company will use its reasonable best efforts to cause such initial Shelf Registration Statement filed pursuant to this Section 2.1(a) to be continuously effective under the Securities Act until the earliest of (1) all Registrable Securities covered by the Shelf Registration Statement have been distributed in the manner set forth and as contemplated in such Shelf Registration Statement and (2) there are no longer any Registrable Securities outstanding (the “Effectiveness Period”). A Shelf Registration Statement filed pursuant to this Section 2.1(a) shall be on such appropriate registration form of the Commission as shall be selected by the Company; provided, however, that, if the Company is then eligible, it shall file any Shelf Registration Statement on Form S-3 and, if the Company is a WKSI, such Shelf Registration Statement shall be an Automatic Shelf Registration Statement. A Shelf Registration Statement when declared effective (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (and, in the case of any prospectus contained in such Shelf Registration Statement, in the light of the circumstances under which a statement is made). As soon as practicable following the date that a Shelf Registration Statement becomes effective, but in any event within one Business Day of such date, the Company shall provide the Holders with written notice of the effectiveness of a Shelf Registration Statement.

(b) Notwithstanding the Company’s registration obligations set forth in Section 2.1(a), if the Commission does not permit, as a result of the application of Rule 415, all of the Registrable Securities to be registered for resale as a secondary offering on a single registration statement, the Company shall use its reasonable best efforts to file amendments to the initial Shelf Registration Statement as required by the Commission, covering the maximum number of Registrable Securities, applied on a pro rata basis among the Holders, permitted by the Commission to be registered on such Shelf Registration Statement. In the event the Company amends the initial Shelf Registration Statement in accordance with the foregoing, the Company shall use its reasonable best efforts to file with the Commission, as promptly as allowed by Commission, one or more Shelf Registration Statements covering those Registrable Securities that were not registered for resale on the initial Shelf Registration Statement, as amended.

(c) Delay Rights. Notwithstanding anything to the contrary contained herein, the Company may, upon written notice to any Selling Holder whose Registrable Securities are included in the Shelf Registration Statement, suspend such Selling Holder’s use of any prospectus which is a part of the Shelf Registration Statement (in which event the Selling Holder shall discontinue sales of the Registrable Securities pursuant to the Shelf Registration Statement) if (i) the Company is pursuing an acquisition, merger, reorganization, disposition or other similar transaction and the Company determines in good faith that the Company’s ability to pursue or consummate such a transaction would be materially and adversely affected by any required disclosure of such transaction in the Shelf Registration Statement or (ii) the Company has experienced some other material non-public event the disclosure of which at such time, in the good faith judgment of the Company, would materially and adversely affect the Company; provided, however, that in no event shall the Selling Holders be suspended from selling Registrable Securities pursuant to the Shelf Registration Statement for a period of 45 consecutive days or an aggregate of 90 days in any 360-day period. Upon disclosure of such information or the termination of the condition described above, the Company shall provide prompt notice (which notice shall not contain any material, non-public information regarding the Company), to the Selling Holders whose Registrable Securities are included in the Shelf Registration Statement, and shall promptly terminate any suspension of sales it has put into effect and shall take such other actions necessary or appropriate to permit registered sales of Registrable Securities as contemplated in this Agreement.

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Section 2.2 Piggyback Registration

(a) Participation. If, at any time or from time to time after the date hereof, the Company shall determine to register the sale of any of its securities or conduct an offering of registered securities in connection with an Underwritten Offering of its securities to the general public for cash on a form which would permit the registration or offering of Registrable Securities in secondary sales (including, for the avoidance of doubt, pursuant to a Shelf Registration Statement), in each case, for its own account and/or another Person, then the Company shall give not less than three Business Days advance notice (including, but not limited to, notification by e-mail; such notice, a “Piggyback Notice”) of such proposed registration or Underwritten Offering to each Holder, and such notice shall offer such Holder the opportunity to participate in any such registration or Underwritten Offering and to include therein such number of Registrable Securities (the “Included Registrable Securities”) as each such Holder may request in writing (a “Piggyback Registration”); provided, however, that if the Company has been advised by the Managing Underwriter that the inclusion of Registrable Securities for sale for the benefit of the Holders will have material and adverse effect on the offering price, timing or probability of success of the distribution of the Common Stock in the Underwritten Offering, then the amount of Registrable Securities to be offered for the accounts of Holders shall be determined based on the provisions of Section 2.2(b). If the Company is not required to offer the opportunity for a Piggyback Registration in respect of a proposed Underwritten Offering as a result of the circumstance described in the immediately preceding sentence, then the Company shall nevertheless be required to furnish to such Holders the Piggyback Notice in respect of such proposed Underwritten Offering, which notice shall describe the Company’s intention to conduct an Underwritten Offering and, if the determination described in the immediately preceding sentence has been made at the time that the Piggyback Notice is required to be given by the Company, shall include notification that the Holders do not have the opportunity to include Registrable Securities in such Underwritten Offering because the Company has been advised by the Managing Underwriter in writing that the inclusion of Registrable Securities for sale for the benefit of the Holders will have a material and adverse effect on the offering price, timing or probability of success of the distribution of the Common Stock in the Underwritten Offering. If the Company is so advised by the Managing Underwriter after the Piggyback Notice has been given, then the Company shall notify the Holders who were provided such Piggyback Notice (or if the five Business Day period referred to in the next sentence has lapsed, the Holders who have timely elected to include Registrable Securities in such offering) in writing of such circumstance and the aggregate number of Registrable Securities, if any, that can be included in such offering. Each Piggyback Notice shall be provided to Holders on a Business Day pursuant to Section 3.1 hereof and confirmation of receipt of such notice shall be requested in the notice, and each Holder will have five Business Days (or, in the case of an “overnight” offering or a “bought deal,” one Business Day) after a Piggyback Notice has been delivered to request in writing the inclusion of Registrable Securities in the Piggyback Registration referenced therein. If no request for inclusion from a Holder is received within the specified time, such Holder shall have no further right to participate in such Piggyback Registration. If, at any time after giving written notice of its intention to undertake an Underwritten Offering and prior to the closing of such Underwritten Offering, the Company shall determine for any reason not to undertake or to delay such Underwritten Offering, the Company may, at its election, give written notice of such determination to the Selling Holders and, (x) in the case of a determination not to undertake such Underwritten Offering, shall be relieved of its obligation to sell any Included Registrable Securities in connection with such terminated Underwritten Offering, and (y) in the case of a determination to delay such Underwritten Offering, shall be permitted to delay offering any Included Registrable Securities for the same period as the delay in the Underwritten Offering. Any Selling Holder shall have the right to withdraw such Selling Holder’s request for inclusion of such Selling Holder’s Registrable Securities in such Underwritten Offering by giving written notice to the Company of such withdrawal up to and including the time of pricing of such offering. Any Holder may deliver written notice (a “Piggyback Opt-Out Notice”) to the Company requesting that such Holder not receive notice from the Company of any proposed Underwritten Offering; provided, however, that such Holder may later revoke any such Piggyback Opt-Out Notice in writing. Following receipt of a Piggyback Opt-Out Notice from a Holder, the Company shall not be required to deliver any notice to such Holder pursuant to this Section 2.2(a) and such Holder shall no longer be entitled to participate in Underwritten Offerings by the Company pursuant to this Section 2.2(a), unless such Piggyback Opt-Out Notice is revoked by such Holder.

(b) Priority of Piggyback Registration. If the Managing Underwriter of any proposed Underwritten Offering of shares of Common Stock included in a Piggyback Registration advises the Company that the total shares of Common Stock which the Selling Holders and any other Persons intend to include in such offering exceeds the number which can be sold in such offering without being likely to have a material and adverse effect on the offering price, timing or probability of success of the distribution of the Common Stock offered or the market for the Common Stock, then the Piggyback Notice provided by the Company pursuant to Section 2.2(a) shall include notification of such determination or, if such determination is made after the Piggyback Notice has been given, then

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the Company shall furnish notice in writing (including by e-mail) to the Holders (or to those who have timely elected to participate in such Underwritten Offering), and the Common Stock to be included in such Underwritten Offering shall include the number of shares of Common Stock that such Managing Underwriter advises the Company can be sold without having such material and adverse effect, with such number to be allocated (i) if such Piggyback Registration was initiated by the Company, (A) first, to the Company, (B) second, pro rata among the Selling Holders and any other Persons who have been or after the date hereof are granted registration rights on parity with the registration rights granted under this Agreement (the “Other Holders”) who have requested participation in the Piggyback Registration (based, for each such Selling Holder or Other Holder, on the percentage derived by dividing (1) the number of shares of Common Stock proposed to be sold by such Selling Holder or such Other Holder in such offering; by (2) the aggregate number of shares of Common Stock proposed to be sold by all Selling Holders and all Other Holders in the Piggyback Registration), and (C) third, to any other holder of shares of Common Stock with registration rights that are subordinate to the rights of the Holders hereunder; and (ii) if such Piggyback Registration was not initiated by the Company, (A) first, to the Persons initiating such Piggyback Registration, (B) second, pro rata among the Selling Holders and any Other Holders who have requested participation in the Piggyback Registration (based, for each such Selling Holder or Other Holder, on the percentage derived by dividing (1) the number of shares of Common Stock proposed to be sold by such Selling Holder or such Other Holder in such offering; by (2) the aggregate number of shares of Common Stock proposed to be sold by all Selling Holders and all Other Holders in the Piggyback Registration other than the Persons initiating such Registration), and (C) third, to any other holder of shares of Common Stock with registration rights that are subordinate to the rights of the Holders hereunder.

Section 2.3 Secondary Underwritten Offering.

(a) Demand Request. In the event that one or more Selling Holders elects to dispose of Registrable Securities under the Shelf Registration Statement pursuant to an Underwritten Offering reasonably expected to result in gross proceeds in an aggregate amount of at least $25.0 million (such amount, the “Minimum Commitment”), such Selling Holder or Selling Holders shall give notice of such election in writing (including, but not limited to, notification by e-mail; such notice, the “Selling Holder Election Notice”) to the Company not less than 10 Business Days before the date such Selling Holders intend for such Underwritten Offering to commence marketing (whether on a confidential basis or on a public basis); provided that the Company shall not be required to conduct more than two Underwritten Offerings pursuant to this Section 2.3 in any twelve-month period pursuant to Selling Holder Election Notices (the “Demand Request Cap”); provided, further, that if, prior to filing of the applicable “red herring prospectus” or prospectus supplement used for marketing such Underwritten Offering, the majority-in-interest of such initiating Selling Holders withdraws from such Underwritten Offering, then such Underwritten Offering shall not count towards the Demand Request Cap. The Selling Holder Election Notice shall specify the number of Registrable Securities that the Selling Holder intends to offer in such Underwritten Offering and the expected commencement date thereof. The Company shall, at the request of such Selling Holder, enter into an underwriting agreement in customary form with the Managing Underwriter, which shall include, among other provisions, indemnities to the effect and to the extent provided in Section 2.7, and shall take all such other reasonable actions as are requested by the Managing Underwriter in order to expedite or facilitate the disposition of the Registrable Securities.

(b) Notice to Holders. Not later than two Business Days after receipt by the Company of the Selling Holder Election Notice, unless the Company determines in accordance with Section 2.1(c) to delay such Underwritten Offering (in which event the Company shall promptly notify the initiating Selling Holder(s) in writing of such determination), then the Company shall provide written notice (including, but not limited to, notification by e-mail) to the other Holders of Registrable Securities of the Selling Holder’s intention to conduct an Underwritten Offering and such notice shall offer such other Holders the opportunity to participate in such Underwritten Offering and to include in such Underwritten Offering such number of Registrable Securities as each such Holder may request in writing. Each such other Holder will have five Business Days after notice has been delivered to request in writing submitted to the Company the inclusion of Registrable Securities in the Underwritten Offering. If no request for inclusion from a Holder is received by the Company within the specified time, such Holder shall have no further right to participate in such Underwritten Offering. If, at any time after giving written notice of its intention to undertake an Underwritten Offering and prior to the closing of such Underwritten Offering, a Selling Holder giving the notice shall determine for any reason not to undertake or to delay such Underwritten Offering, such Selling Holder may, at its election, give written notice of such determination to the Company and, if the failure of such Selling Holder to participate would cause the aggregate amount of Registrable Securities participating in the Underwritten Offering to

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fall below the Minimum Commitment, the Company shall notify the other Holders and, (x) in the case of a determination not to undertake such Underwritten Offering, shall be relieved of its obligation to include Registrable Securities of any other Holder, and (y) in the case of a determination to delay such Underwritten Offering, shall be permitted to delay offering any Registrable Securities of any other Holder for the same period as the delay in the Underwritten Offering. Any other Holder shall have the right to withdraw such Holder’s request for inclusion of such Holder’s Registrable Securities in such Underwritten Offering by giving written notice to the Company of such withdrawal up to and including the time of pricing of such offering. If the Managing Underwriter of any proposed Underwritten Offering of Registrable Securities under a Shelf Registration Statement advises the Company that the total amount of Registrable Securities which the Selling Holders and any other Persons intend to include in such offering exceeds the number which can be sold in such offering without being likely to have a material and adverse effect on the offering price, timing or probability of success of the distribution of the Registrable Securities offered or the market for the Registrable Securities, then the Registrable Securities to be included in such Underwritten Offering shall include the number of Registrable Securities that such Managing Underwriter advises the Company can be sold without having such material and adverse effect, with such number to be allocated (A) first, pro rata among the Selling Holders (based, for each such Selling Holder, on the percentage derived by dividing (i) the number of Registrable Securities proposed to be sold by such Selling Holder in such offering; by (ii) the aggregate number of Registrable Securities proposed to be sold by all Selling Holders in such Underwritten Offering) and (B) second, pro rata among any Other Holders who have requested participation in the Underwritten Offering (based, for each such Other Holder, on the percentage derived by dividing (i) the number of Registrable Securities proposed to be sold by such Other Holder in such offering; by (ii) the aggregate number of Registrable Securities proposed to be sold by all Other Holders in such Underwritten Offering).

Section 2.4 Sale Procedures.

(a) General Procedures. In connection with any Underwritten Offering (i) under Section 2.2 of this Agreement, the Company shall be entitled to select the Managing Underwriter, and (ii) under Section 2.3 of this Agreement, the Selling Holders shall be entitled to select the Managing Underwriter. In connection with an Underwritten Offering contemplated by this Agreement in which a Selling Holder participates, each Selling Holder and the Company shall be obligated to enter into an underwriting agreement with the Managing Underwriter which contains such representations, covenants, indemnities and other rights and obligations as are customary in underwriting agreements for firm commitment offerings of equity securities. No Selling Holder may participate in such Underwritten Offering unless such Selling Holder agrees to sell its Registrable Securities on the basis provided in such underwriting agreement and completes and executes all questionnaires, powers of attorney, indemnities and other documents reasonably required under the terms of such underwriting agreement; provided that neither the Company nor any Selling Holder shall be obligated to enter into a lock-up agreement for a period longer than 60 days from the date of such Underwritten Offering. Each Selling Holder may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters also be made to and for such Selling Holder’s benefit and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also be conditions precedent to its obligations. No Selling Holder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Selling Holder’s ownership of the securities being registered on its behalf and its intended method of distribution and any other representation required by law or by the Managing Underwriter. If any Selling Holder disapproves of the terms of an underwriting, such Selling Holder may elect to withdraw therefrom by notice to the Company and the Managing Underwriter; provided, however, that such withdrawal must be made at least one Business Day prior to the time of pricing of such Underwritten Offering to be effective. No such withdrawal or abandonment shall affect the Company’s obligation to pay Registration Expenses. The Company and the Company’s management shall use reasonable best efforts to participate in a customary roadshow or similar marketing effort in connection with any Underwritten Offering.

(b) In connection with its obligations under this Article II, the Company will, as expeditiously as possible:

(i) prepare and file with the Commission such amendments and supplements to the Shelf Registration Statement and the prospectus used in connection therewith as may be necessary to keep a Shelf Registration Statement effective for the Effectiveness Period and as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by a Shelf Registration Statement;

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(ii) if a prospectus supplement will be used in connection with the marketing of an Underwritten Offering from a Shelf Registration Statement and the Managing Underwriter at any time shall notify the Company in writing that, in the sole judgment of such Managing Underwriter, the inclusion of detailed information to be used in such prospectus supplement is of material importance to the success of the Underwritten Offering of such Registrable Securities, the Company shall use its reasonable best efforts to include such information in the prospectus supplement;

(iii) furnish to each Selling Holder (A) as far in advance as reasonably practicable before filing a Shelf Registration Statement or any other registration statement contemplated by this Agreement or any supplement or amendment thereto, upon request, copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits and each document incorporated by reference therein to the extent then required by the rules and regulations of the Commission), and provide each such Selling Holder the opportunity to object to any information pertaining to such Selling Holder and its plan of distribution that is contained therein and make the corrections reasonably requested by such Selling Holder with respect to such information prior to filing such Shelf Registration Statement or such other registration statement and the prospectus included therein or any supplement or amendment thereto, and (B) such number of copies of such Shelf Registration Statement or such other registration statement and the prospectus included therein and any supplements and amendments thereto as such Persons may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such Shelf Registration Statement or other registration statement;

(iv) if applicable, use its reasonable best efforts to register or qualify the Registrable Securities covered by a Shelf Registration Statement or any other registration statement contemplated by this Agreement under the securities or blue sky laws of such jurisdictions as the Selling Holders shall reasonably request, provided that the Company will not be required to qualify generally to transact business in any jurisdiction where it is not then required to so qualify or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

(v) promptly notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (A) the filing of a Shelf Registration Statement or any other registration statement contemplated by this Agreement or any prospectus included therein or any amendment or supplement thereto (other than any amendment or supplement resulting from the filing of a document incorporated by reference therein), and, with respect to such Shelf Registration Statement or any other registration statement or any post-effective amendment thereto, when the same has become effective; and (B) the receipt of any written comments from the Commission with respect to any filing referred to in clause (A) and any written request by the Commission for amendments or supplements to such Shelf Registration Statement or any other registration statement or any prospectus or prospectus supplement thereto;

(vi) immediately notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (A) the happening of any event as a result of which the prospectus contained in a Shelf Registration Statement or any other registration statement contemplated by this Agreement or any supplemental amendment thereto, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; (B) the issuance or threat of issuance (of which the Company has notice) by the Commission of any stop order suspending the effectiveness of such Shelf Registration Statement or any other registration statement contemplated by this Agreement, or the initiation of any proceedings for that purpose; or (C) the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction. Following the provision of such notice, the Company agrees to as promptly as practicable amend or supplement the prospectus or prospectus supplement or take other appropriate action so that the prospectus or prospectus supplement does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and to take such other action as is necessary to remove a stop order, suspension, threat thereof or proceedings related thereto;

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(vii) upon request and subject to appropriate confidentiality obligations, furnish to each Selling Holder copies of any and all transmittal letters or other correspondence with the Commission or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering of Registrable Securities;

(viii) in the case of an Underwritten Offering, use reasonable best efforts to furnish upon request a “comfort” letter, dated the pricing date of such Underwritten Offering and a letter of like kind dated the date of the closing under the underwriting agreement, in each case, signed by the independent public accountants who have certified the Company’s financial statements included or incorporated by reference into the applicable registration statement, and the “comfort” letter shall be in customary form and covering substantially the same matters with respect to such registration statement (and the prospectus included therein and any supplement thereto) and as are customarily covered in accountants’ letters delivered to the underwriters in underwritten offerings of securities;

(ix) in the case of an Underwritten Offering, use reasonable best efforts to furnish upon request an opinion of counsel to the Company, dated the date of the closing under the underwriting agreement, in form and substance satisfactory to the underwriters of such Underwritten Offering;

(x) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

(xi) make available to the appropriate representatives of the underwriters access to such information and the Company personnel as is reasonable and customary to enable such parties and their representatives to establish a due diligence defense under the Securities Act; provided that the Company need not disclose any non-public information to any such representatives unless and until such representatives have entered into a confidentiality agreement with the Company;

(xii) cause all such Registrable Securities registered pursuant to this Agreement to be listed or quoted on each securities exchange or nationally recognized quotation system on which similar securities issued by the Company are then listed or quoted, and cause to be satisfied all requirements and conditions of such securities exchange or nationally recognized quotation system to the listing or quoting of such Registrable Securities that are reasonably within the control of the Company, including, without limitation, registering the Registrable Securities under the Exchange Act, if appropriate, and using reasonable best efforts to cause such registration to become effective pursuant to the rule of the Commission;

(xiii) use its reasonable best efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Selling Holders to consummate the disposition of such Registrable Securities;

(xiv) provide a transfer agent and registrar for all Registrable Securities covered by such registration statement; and

(xv) enter into customary agreements and take such other actions as are reasonably requested by the Selling Holders in order to expedite or facilitate the disposition of such Registrable Securities.

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(c) Each Selling Holder, upon receipt of notice from the Company of the happening of any event of the kind described in Section 2.4(b)(vi), shall forthwith discontinue disposition of the Registrable Securities until such Selling Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.4(b)(vi) or until it is advised in writing by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings incorporated by reference in the prospectus, and, if so directed by the Company, such Selling Holder will, or will request the Managing Underwriter, if any, to deliver to the Company (at the Company’s expense) all copies in their possession or control, other than permanent file copies then in such Selling Holder’s possession, of the prospectus and any prospectus supplement covering such Registrable Securities current at the time of receipt of such notice.

Section 2.5 Cooperation by Holders. The Company shall have no obligation to include Registrable Securities of a Holder in the Shelf Registration Statement or in an Underwritten Offering under Article II of this Agreement if such Selling Holder has failed to timely furnish such information which, after consultation with its counsel, is reasonably required in order for the registration statement or prospectus supplement, as applicable, to comply with the Securities Act.

Section 2.6 Expenses.

(a) Certain Definitions. “Registration Expenses” means all expenses incident to the Company’s performance under or compliance with this Agreement to effect the registration of Registrable Securities in a Shelf Registration Statement pursuant to Section 2.1, a Piggyback Registration pursuant to Section 2.2, or an Underwritten Offering pursuant to Section 2.3 and the disposition of such securities, including, without limitation, all registration, filing, securities exchange listing and fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, fees of the Financial Industry Regulatory Authority, transfer taxes and fees of transfer agents and registrars, all word processing, duplicating and printing expenses, all roadshow expenses borne by it and the fees and disbursements of independent public accountants and counsel for the Company, including the expenses of any special audits or “comfort” letters required by or incident to such performance and compliance, and, with respect to any Underwritten Offering, such reasonable fees and expenses of only one counsel to the Holders (which shall be chosen by the Holders of a majority of Registrable Securities to be included in such offering). Except as otherwise provided in Section 2.6 hereof, the Company shall not be responsible for legal fees incurred by Holders in connection with the exercise of such Holders’ rights hereunder. In addition, the Company shall not be responsible for any Selling Expenses allocable to the sale of the Registrable Securities.

(b) Expenses. The Company will pay all reasonable Registration Expenses in connection with a Shelf Registration Statement, Piggyback Registration or Underwritten Offering, whether or not any sale is made pursuant to such Shelf Registration Statement, Piggyback Registration or Underwritten Offering. Each Selling Holder shall pay its pro rata share of all Selling Expenses in connection with any sale of its Registrable Securities hereunder.

Section 2.7 Indemnification.

(a) By the Company. In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, to the extent permitted by applicable law, the Company will indemnify and hold harmless each Selling Holder thereunder, its directors, officers, partners, members, employees, investment advisers, agents, representatives and managers, and each other Person, if any, who controls such Selling Holder, within the meaning of the Securities Act and the Exchange Act, and the directors, officers, partners, members, employees, investment advisers, agents, representatives and managers of such controlling Person, against any losses, claims, damages, expenses or liabilities (including reasonable attorneys’ fees and expenses), including any of the foregoing incurred in settlement of any litigation commenced or threatened by any party other than a Selling Holder (collectively, “Losses”), joint or several, to which such Selling Holder or controlling Person or directors, officers, employees, agents, representatives or managers may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact (in the case of any prospectus, in light of the circumstances under which such statement is made) contained in the Shelf Registration Statement or any other registration statement contemplated by this Agreement, any preliminary prospectus or final prospectus contained therein, or any free writing prospectus related thereto, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, and will reimburse each such Selling Holder, its directors, managers, partners, and officers, and each

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such controlling Person and each such director, officer, partner, employee, agent, representatives or manager for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss or actions or proceedings; provided, however, that the Company will not be liable in any such case if and to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Selling Holder or such controlling Person in writing specifically for use in the Shelf Registration Statement or such other registration statement, or prospectus supplement, as applicable. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Selling Holder or any such director, officer, partner, member, employee, investment adviser, agent, representatives, manager or controlling Person, and shall survive the transfer of such securities by such Selling Holder.

(b) By Each Selling Holder. Each Selling Holder agrees severally and not jointly to indemnify and hold harmless the Company, its directors, officers, employees, representatives and agents and each Person, if any, who controls the Company within the meaning of the Securities Act or of the Exchange Act to the same extent as the foregoing indemnity from the Company to the Selling Holders, but only with respect to information regarding such Selling Holder furnished in writing by or on behalf of such Selling Holder expressly for inclusion in the Shelf Registration Statement or prospectus supplement relating to the Registrable Securities, or any amendment or supplement thereto. The maximum liability of each Selling Holder for any such indemnification shall not exceed the amount of net proceeds received by such seller from the sale of such Selling Holder’s Registrable Securities.

(c) Notice. Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under this Section 2.7(c) except to the extent that the indemnifying party is materially prejudiced by such failure. In any action brought against any indemnified party, it shall notify the indemnifying party of the commencement thereof. The indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 2.7 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, (i) if the indemnifying party has failed to assume the defense and employ counsel reasonably satisfactory to the indemnified party or (ii) if the defendants in any such action include both the indemnified party and the indemnifying party and counsel to the indemnified party shall have concluded that there may be reasonable defenses available to the indemnified party that are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party or representation by both parties by the same counsel is otherwise inappropriate under the applicable standards of professional conduct, then the indemnified party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other reasonable expenses related to such participation to be reimbursed by the indemnifying party as incurred. Notwithstanding any other provision of this Agreement, the indemnifying party shall not settle any indemnified claim without the consent of the indemnified party, unless the settlement thereof imposes no liability or obligation on, includes a complete release from liability of, and does not contain any admission of wrongdoing by, the indemnified party.

(d) Contribution. If the indemnification provided for in this Section 2.7 is held by a court or government agency of competent jurisdiction to be unavailable to the Company or any Selling Holder or is insufficient to hold them harmless in respect of any Losses, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of such Selling Holder on the other in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations; provided, however, that in no event shall such Selling Holder be required to contribute an aggregate amount in excess of the dollar amount of proceeds (net of Selling Expenses) received by such Selling Holder from the sale of Registrable Securities giving rise to such indemnification less the amount of any damages that such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The relative fault of the Company on the one hand and each Selling Holder

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on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact has been made by, or relates to, information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this paragraph. The amount paid by an indemnified party as a result of the Losses referred to in the first sentence of this paragraph shall be deemed to include any legal and other expenses reasonably incurred by such indemnified party in connection with investigating or defending any Loss which is the subject of this paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

(e) Other Indemnification. The provisions of this Section 2.7 shall be in addition to any other rights to indemnification or contribution which an indemnified party may have pursuant to law, equity, contract or otherwise.

Section 2.8 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its commercially reasonable efforts to:

(a) Make and keep public information regarding the Company available, as those terms are understood and defined in Rule 144;

(b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(c) So long as a Holder, together with its Affiliates, owns any Registrable Securities, (i) unless otherwise available at no charge by access electronically to the Commission’s EDGAR filing system (or any successor system), furnish to such Holder forthwith upon request a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration and (ii) to the extent accurate, furnish to such Holder upon reasonable request a written statement of the Company that it has complied with the reporting requirements of Rule 144.

Section 2.9 Transfer or Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities granted to the Holders by the Company under this Article II may be transferred or assigned by any Holder to one or more transferees or assignees of Registrable Securities; provided, however, that the Company is given written notice prior to any said transfer or assignment, stating the name and address of each such transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and each such transferee or assignee assumes in writing responsibility for its portion of the obligations of such Holder under this Agreement.

Section 2.10 Aggregation of Registrable Securities.

(a) All Registrable Securities held or acquired by Persons who are Affiliates of one another shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

(b) All other shares of Common Stock held by a Person and for which such Person has similar registration rights pursuant to an agreement between such Person and the Company shall be aggregated together for the purpose of determining such Person’s rights under this Agreement solely as such shares relate to minimum quantity requirements contemplated herein; provided that, for the avoidance of doubt, such Common Stock shall not otherwise be deemed Registrable Securities for any other purpose under this Agreement.

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ARTICLE III

MISCELLANEOUS

Section 3.1 Communications. All notices and demands provided for hereunder shall be in writing and shall be given by overnight delivery to the following addresses (with a copy sent via electronic mail, which shall not constitute notice) or by electronic mail, if this Agreement expressly provides for such means of delivery of any such notice or demand:

(a) if to any Holder other than the Original Holders, to the address provided pursuant to Section 2.9, and if to the Original Holders, to:

The Heritage Group

5400 W. 86th Street

Indianapolis, Indiana 46268

Attention: Amy Schumacher; David Rosen

Email: ams@thgrp.com; drosen@thgrp.com

With copies (which shall not constitute notice) to:

Kirkland & Ellis LLP

609 Main Street

Houston, Texas 77002

Attention: Sean T. Wheeler

Email: Sean.Wheeler@kirkland.com

(b)	If to the Company:

Calumet, Inc.

2780 Waterfront Parkway East Drive, Suite 200

Indianapolis, Indiana 46214

Attention: Greg Morical

Email: greg.morical@calumetspecialty.com

With a copy (which shall not constitute notice) to:

Gibson, Dunn & Crutcher LLP

811 Main Street Suite 3000

Houston, Texas 77002

Attention: Hillary H. Holmes

Email: HHolmes@gibsondunn.com

Section 3.2 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties of this Agreement and their respective successors and assigns. No party may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the other parties except as provided for in accordance with Sections 2.9 and 3.3.

Section 3.3 Assignment of Rights. All or any portion of the rights and obligations of any Holder under this Agreement may be transferred or assigned by such Holder in accordance with Section 2.9 hereof.

Section 3.4 Recapitalization (Exchanges, etc. Affecting the Registrable Securities). The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all shares of capital stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for or in substitution of, the Registrable Securities, and shall be appropriately adjusted for combinations, recapitalizations and the like occurring after the date of this Agreement.

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Section 3.5 Specific Performance. Damages in the event of breach of this Agreement by a party hereto would be difficult, if not impossible, to ascertain, and it is therefore agreed that each such Person, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof, and each of the parties hereto hereby waives (a) any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief or that a remedy at law would be adequate and (b) any requirement under any law to post securities as a prerequisite to obtaining equitable relief. The existence of this right will not preclude any such Person from pursuing any other rights and remedies at law or in equity which such Person may have.

Section 3.6 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which, when taken together, shall be deemed one agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic image scan or transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 3.7 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

Section 3.8 Governing Law, Submission to Jurisdiction. This Agreement and any dispute, controversy of claim arising out of or relating to this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, applicable to contracts executed in and to be performed entirely within that State, without giving effect to principles or rules of conflict of laws. In any judicial proceeding involving any dispute, controversy or claim arising out of or relating to this Agreement, each of the parties unconditionally accepts the jurisdiction and venue of the Delaware Court of Chancery or, if the Delaware Court of Chancery does not have subject matter jurisdiction over this matter, the Superior Court of the State of Delaware (Complex Commercial Division) or, if jurisdiction over the matter is vested exclusively in federal courts, the United States District Court for the District of Delaware, and the appellate courts to which orders and judgments thereof may be appealed. In any such judicial proceeding, the parties agree that in addition to any method for the service of process permitted or required by such courts, to the fullest extent permitted by applicable law, service of process may be made by delivery provided pursuant to the directions in Section 3.1.

Section 3.9 Waiver of Jury Trial. EACH OF THE PARTIES HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING ANY DISPUTE, CONTROVERSY OR CLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

Section 3.10 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

Section 3.11 Entire Agreement. This Agreement and the Conversion Agreement are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein or therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein with respect to the rights granted by the Company set forth herein or therein. This Agreement and the Conversion Agreement supersede all prior agreements and understandings between the parties with respect to such subject matter.

Section 3.12 Term; Amendment. This Agreement shall automatically terminate and be of no further force and effect on the date on which there are no Registrable Securities. This Agreement may be amended only by means of a written amendment signed by the Company and the Holders of a majority of the then outstanding Registrable Securities; provided, however, that no such amendment shall materially and adversely affect the rights of any Holder hereunder without the consent of such Holder.

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Section 3.13 No Presumption. In the event any claim is made by a party relating to any conflict, omission, or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular party or its counsel.

Section 3.14 Obligations Limited to Parties to Agreement. Each of the parties hereto covenants, agrees and acknowledges that no Person other than the Holders, Selling Holders, their respective permitted assignees and the Company shall have any obligation hereunder and that, notwithstanding that one or more of the Company and the Holders may be a corporation, partnership or limited liability company, no recourse under this Agreement or under any documents or instruments delivered in connection herewith or therewith shall be had against any former, current or future director, officer, employee, agent, general or limited partner, manager, member, equityholder or Affiliate of any of the Company, the Holders, Selling Holders or their respective permitted assignees, or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, equityholder or Affiliate of any of the foregoing, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise by incurred by any former, current or future director, officer, employee, agent, general or limited partner, manager, member, equityholder or Affiliate of any of the Company, the Holders, Selling Holders or any of their respective assignees, or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, equityholder or Affiliate of any of the foregoing, as such, for any obligations of the Company, the Holders, Selling Holders or their respective permitted assignees under this Agreement or any documents or instruments delivered in connection herewith or therewith or for any claim based on, in respect of or by reason of such obligation or its creation, except in each case for any assignee of the Holders or a Selling Holder hereunder.

Section 3.15 Other Registration Rights. The Company shall not, without the prior written consent of Holders of a majority of the Registrable Securities under this Agreement, enter into any agreement with any current or future holder of any securities of the Company that would allow such current or future holder to require the Company to include securities in any registration statement filed by the Company for other Holders on a basis other than expressly subordinate to the rights of the Holders of Registrable Securities hereunder. This Section 3.15 shall terminate and be of no further force and effect at such time as the Original Holders collectively beneficially own an aggregate number of shares of Common Stock representing less than 5% of the outstanding shares of Common Stock.

Section 3.16 Interpretation. Article and Section references in this Agreement are references to the corresponding Article and Section to this Agreement, unless otherwise specified. All references to instruments, documents, contracts and agreements are references to such instruments, documents, contracts and agreements as the same may be amended, supplemented and otherwise modified from time to time, unless otherwise specified. The word “including” shall mean “including but not limited to.” Whenever any determination, consent or approval is to be made or given by a Holder under this Agreement, such action shall be in such Holder’s sole discretion unless otherwise specified.

[Remainder of Page Intentionally Left Blank; Signatures Follow]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

CALUMET, INC.

By:
Name:
Title:

[Signatures continue on following page.]

Signature Page to Registration Rights Agreement

ORIGINAL HOLDERS:

THE HERITAGE GROUP

By:
Name: Amy Schumacher
Title: Chief Executive Officer

IRREVOCABLE INTERVIVOS TRUST NUMBER 12.27.73 FOR THE BENEFIT OF FRED MEHLERT FEHSENFELD, JR. AND HIS ISSUE U/A DATED DECEMBER 18, 2012

By:
Name: Amy Schumacher
Title: Trustee

MAGGIE FEHSENFELD TRUST NUMBER 106 12.30.74 FOR THE BENEFIT OF FRED MEHLERT FEHSENFELD, JR. AND HIS ISSUE U/A DATED DECEMBER 18, 2012

By:
Name: Amy Schumacher
Title: Trustee

THE HERITAGE GROUP INVESTMENT COMPANY, LLC

By:
Name:
Title:

CALUMET, INCORPORATED

By:
Name:
Title:

Signature Page to Registration Rights Agreement

JAMES C FEHSENSELD REVOCABLE TRUST

By:
Name:
Title:

FRED M FEHSENSELD, JR. REVOCABLE TRUST U/A 01/28/20

By:
Name: Fred M. Fehsenfeld
Title: Trustee

SUZANNE M FEHSENSELD REVOCABLE TRUST U/A 01/28/20

By:
Name: Suzanne M. Fehsenfeld
Title: Trustee

PAUL JAMES SCHUMACHER & AMY MAE SCHUMACHER JOINT ACCOUNT

By:
Name:
Title:

JENNIFER STRAUMINS

WILLIAM GRUBE JR.

Signature Page to Registration Rights Agreement

Exhibit F

Stockholders Agreement

See attached.

Final Form

STOCKHOLDERS’ AGREEMENT

of

CALUMET, INC.

Dated as of [•]

Exhibits

Exhibit A — Assignment and Assumption Agreement

Schedule A – Certain Affiliates of THG Investor

i

STOCKHOLDERS’ AGREEMENT

THIS STOCKHOLDERS’ AGREEMENT (as the same may be amended from time to time in accordance with its terms, the “Agreement”) is entered into as of [•], by and among Calumet, Inc., a Delaware corporation (the “Company”), and The Heritage Group (the “THG Investor”).

RECITALS

WHEREAS, the Company entered into that certain Conversion Agreement, dated [•] (the “Conversion Agreement”), by and among Calumet Specialty Products Partners, L.P., a Delaware limited partnership (“CLMT”), the Company, Calumet Merger Sub I LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (“Merger Sub I”), Calumet Merger Sub II LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (“Merger Sub II”), Calumet GP, LLC, a Delaware limited liability company and the general partner of CLMT (the “General Partner”), and the other parties to the Conversion Agreement;

WHEREAS, pursuant to the Conversion Agreement, (i) Merger Sub II shall merge with and into CLMT, with CLMT continuing as the surviving entity and as a subsidiary of the General Partner and the Company (the “CLMT Merger”), and (ii) immediately after the CLMT Merger, Merger Sub I shall merge with and into the General Partner, with the General Partner continuing as the surviving entity and a wholly owned subsidiary of the Company (together with the CLMT Merger and the other transactions contemplated by the Conversion Agreement, the “Conversion”);

WHEREAS, in connection with the Conversion, (i) each CLMT Common Unit (as defined in the Conversion Agreement) issued and outstanding as of immediately prior to the effective time of the CLMT Merger will be exchanged into the right to receive one share of Common Stock (as defined below) and (ii) each member of the General Partner will exchange its equity interests in the General Partner for Common Stock and warrants to purchase Common Stock; and

WHEREAS, in connection with, and effective upon, the date of completion of the Conversion (the “Closing Date”), the parties hereto desire to enter into this Agreement to govern certain of the THG Investor’s rights, duties and obligations with respect to its ownership of Common Stock after consummation of the Conversion.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1. Definitions. Capitalized terms used herein shall have the following meanings:

“Affiliate” shall mean, (i) with respect to any Person (other than the THG Investor), an “affiliate” as defined in Rule 405 of the regulations promulgated under the Securities Act, and (ii) with respect to the THG Investor, an “affiliate” as defined in Rule 405 of the regulations promulgated under the Securities Act, and its and their respective related trusts (including charitable trusts), trustees, family members, successors, and assigns and any investment fund, vehicle or holding company of which the THG Investor or an Affiliate of the THG Investor serves as the general partner, managing member or discretionary manager or advisor. For the avoidance of doubt, each Person listed on Schedule A shall constitute an Affiliate of the THG Investor for purposes of this Agreement.

“Agreement” shall have the meaning set forth in the Preamble.

“Applicable Law” means any applicable statute, law, regulation, ordinance, rule, judgment, rule of law (including common law), decree, permit, requirement, or other governmental restriction or any similar form of decision of, or any provision or condition issued under any of the foregoing by, or any determination by any Governmental Authority having or asserting jurisdiction over the matter or matters in question, whether now or hereafter in effect and in each case as amended (including all of the terms and provisions of the common law of such Governmental Authority), as interpreted and enforced at the time in question.

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“beneficial owner” means, with respect to any security, any Person who directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares (a) voting power, which includes the power to vote, or to direct the voting of, such security or (b) investment power, which includes the power to dispose, or to direct the disposition of, such security. The terms “beneficially own” and “beneficial ownership” shall have correlative meanings.

“Board” shall mean the board of directors of the Company.

“Business Day” means Monday through Friday of each week, except that a legal holiday recognized as such by the government of the United States of America or where federal banks are closed in the States of Delaware, Texas and New York shall not be regarded as a Business Day.

“Bylaws” shall mean the Amended and Restated Bylaws of the Company, as in effect on the date hereof and as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the terms of the Charter and the terms of this Agreement.

“Charter” shall mean the Amended and Restated Certificate of Incorporation of the Company, as in effect on the date hereof and as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof and the terms of this Agreement.

“CLMT” shall have the meaning set forth in the Recitals.

“CLMT Merger” shall have the meaning set forth in the Recitals.

“Closing Date” shall have the meaning set forth in the Recitals.

“Common Stock” shall mean the common stock, par value $0.01 per share, of the Company and any securities issued in respect thereof, or in substitution therefor, in connection with any stock split, dividend or combination, or any reclassification, recapitalization, merger, consolidation, exchange or other similar reorganization.

“Company” shall have the meaning set forth in the Preamble.

“control” (including the terms “controlling”, “controlled by” and “under common control with”), with respect to the relationship between or among two or more Persons, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise.

“Conversion” shall have the meaning set forth in the Recitals.

“Conversion Agreement” shall have the meaning set forth in the Recitals.

“Credit Agreement” shall have the meaning set forth in Section 2.1.

“Director” shall mean any member of the Board.

“Equity Securities” shall mean any and all shares of (i) Common Stock, (ii) preferred stock of the Company, and (iii) any equity securities (including, without limitation, preferred stock) of the Company convertible into, or exchangeable or exercisable for, any of the foregoing shares, and options, warrants or other rights to acquire any of the foregoing shares or other securities.

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“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated pursuant thereto.

“General Partner” shall have the meaning set forth in the Recitals.

“Governmental Authority” means any applicable multinational, foreign, federal, state, local or other governmental statutory or administrative authority, regulatory body or commission or any court, tribunal or judicial or arbitral authority which has any jurisdiction over a matter.

“Merger Sub I” shall have the meaning set forth in the Recitals.

“Merger Sub II” shall have the meaning set forth in the Recitals.

“Necessary Action” means, with respect to a specified result, all actions (to the extent such actions are permitted by Applicable Law and, in the case of any action by the Company that requires a vote or other action on the part of the Board, to the extent such action is consistent with the fiduciary duties that the Company’s directors have in such capacity) necessary to cause such result, including (a) voting or providing a written consent or proxy with respect to shares of Common Stock or other securities entitled to vote with respect to such specified result, (b) causing the adoption of stockholders’ resolutions and amendments to the organizational documents of the Company, (c) causing members of the Board (to the extent such members were designated by the Person obligated to undertake the Necessary Action) to act (subject to any applicable fiduciary duties) in a certain manner or causing them to be removed in the event they do not act in such a manner, (d) executing agreements and instruments and (e) making or causing to be made, with governmental, administrative or regulatory authorities, all filings, registrations or similar actions that are required to achieve such result.

“Permitted Transferee” shall mean any Person that is an Affiliate of the THG Investor to whom the THG Investor or another Affiliate of the THG Investor Transfers Equity Securities of the Company in accordance with the terms hereof; provided, however, that such transferee shall agree in a writing in the form attached as Exhibit A hereto to be bound by and to comply with all applicable provisions of this Agreement.

“Person” shall mean any individual, corporation, partnership, trust, joint stock company, business trust, unincorporated association, joint venture or other entity of any nature whatsoever.

“Registration Rights Agreement” shall mean the Registration Rights Agreement, dated as of [•], by and among the Company and the holders party thereto, as the same may be amended from time to time in accordance with its terms.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated pursuant thereto.

“Stock Exchange” shall mean The Nasdaq Stock Market LLC or such other securities exchange or interdealer quotation system on which shares of Common Stock are then listed or quoted.

“Stockholder” or “Stockholders” shall mean the THG Investor and its Permitted Transferees.

“Subsidiary” shall mean, with respect to an entity, (i) any corporation of which a majority of the securities entitled to vote generally in the election of directors thereof, at the time as of which any determination is being made, are owned by such entity, either directly or indirectly, and (ii) any joint venture, general or limited partnership, limited liability company or other legal entity in which the entity is the record or beneficial owner, directly or indirectly, of a majority of the voting interests or the general partner.

“THG Designee” shall mean any Director designated by the Stockholders pursuant to Section 2.1(a) of this Agreement.

“THG Investor” shall have the meaning set forth in the Preamble.

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“Transfer” shall mean, directly or indirectly, to sell, transfer, assign, encumber, hypothecate or similarly dispose of, either voluntarily or involuntarily, or to enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, assignment, encumbrance, hypothecation or similar disposition of, any shares of Equity Securities beneficially owned by a Person or any interest in any shares of Equity Securities beneficially owned by a Person.

SECTION 1.2. Construction. Whenever the context requires, the gender of all words used in this Agreement includes the masculine, feminine and neuter forms and the singular form of words shall include the plural and vice versa. All references to Articles and Sections refer to articles and sections of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted. Any percentage set forth herein shall be deemed to be automatically adjusted without any action on the part of any party hereto to take into account any stock split, stock dividend or similar transaction occurring after the date of this Agreement so that the rights provided to the Stockholders shall continue to apply to the same extent such rights would have applied absent such stock split, stock dividend or similar transaction.

ARTICLE II

CORPORATE GOVERNANCE

SECTION 2.1. Board of Directors.

(a) Following the Closing Date, the Stockholders shall have the right, but not the obligation, to designate for nomination by the Company to the Board a number of designees equal to: (i) two Directors so long as the Stockholders and their respective Affiliates collectively beneficially own 16.7% or more of the outstanding shares of Common Stock; and (ii) one Director in the event that the Stockholders and their respective Affiliates collectively beneficially own less than 16.7% but more than 5% of the outstanding shares of Common Stock; provided, that the Stockholders shall permanently, and despite any later increase in their beneficial ownership, no longer be entitled to designate a Director nominee at such time as the Stockholders and their respective Affiliates collectively beneficially own Common Stock representing less than 5% of the outstanding shares of Common Stock; provided, further, that the Board and the Company shall not change the class designation of the THG Designees following the Closing Date without the prior written approval of the Stockholders. The Company and the Stockholders agree that the Directors, including the THG Designees, will be appointed in a way that does not result in a Change of Control (as defined in the Credit Agreement) under the Third Amended and Restated Credit Agreement (the “Credit Agreement”), dated as of February 23, 2018, by and among Calumet Specialty Products Partners, L.P. and certain of its subsidiaries as Borrowers, certain of its subsidiaries as Guarantors, the Lenders, Bank of America, N.A., as Agent, JPMorgan Chase Bank, N.A and Wells Fargo Bank, N.A., as Co-Syndication Agents, as amended from time to time.

(b) Effective as of the Closing Date, the THG Designees shall initially be [•] and [•].

(c) Except as otherwise required by law or the Charter, with respect to any action or decision of the Company or its Subsidiaries requiring the approval of the Board (or any committee thereof on which any of the THG Designees serves), so long as the Stockholders and their respective Affiliates collectively beneficially own 15% or more of the outstanding shares of Common Stock, the attendance of at least one THG Designee shall be required to constitute a quorum of the Board (or any such committee) for the transaction of business with respect to such action or decision unless each THG Designee provides notice in writing or by electronic transmission to the remaining members of the Board, the Chairman of the Board or the Secretary of the Company waiving his or her right to be included in the quorum at such meeting; provided, however, that this Section 2.1(c) shall not apply to any Board meeting or committee meeting necessary to address any catastrophe or other similar emergency condition for the Company or in the case of any other emergency (as defined in Section 110 of the DGCL). Notwithstanding the foregoing, if there is less than a quorum at any meeting of the Board (or any committee thereof on which any of the THG Designees serves), a majority of the directors of the Company present may adjourn the meeting to a time no earlier than five Business Days after written notice of such adjournment has been given to each Director of the Company not then in attendance. If a THG Designee is not present at the next meeting following an adjournment, then the presence of a number of Directors of the Company exceeding 50% of the entire Board (or exceeding 50% of the entire committee, as applicable) entitled to vote shall constitute a quorum for the next meeting.

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(d) The Company agrees, to the fullest extent permitted by Applicable Law (including with respect to fiduciary duties under Delaware law), to take, or cause to be taken, all Necessary Action, and, if applicable, the Stockholders agree to vote their respective shares, to cause the election of each THG Designee to the Board, which such Necessary Action shall include, without limitation, (i) nominating and recommending each THG Designee to be elected as a director and included in the slate of nominees to be elected or appointed to the Board at the next (and each applicable subsequent) annual or special meeting of stockholders, (ii) recommending that stockholders vote in favor of any such THG Designee, (iii) soliciting proxies or consents in favor of each THG Designee, and (iv) without limiting the foregoing, otherwise using its best efforts to cause such nominees who are THG Designees to be elected to the Board, including providing at least as high a level of support for the election of such nominees as it provides to any other individual standing for election as a director. For the avoidance of doubt, the rights granted to the Stockholders to designate members of the Board are additive to, and not intended to limit in any way, the rights that the Stockholder may have to nominate, elect or remove directors under the Charter, the Bylaws or the Delaware General Corporation Law.

(e) In the event that a vacancy is created at any time by the death, disability, retirement, resignation or removal (with or without cause) of any Director designated by the Stockholders pursuant to this Section 2.1, the remaining Directors and the Company shall, to the fullest extent permitted by Applicable Law (including with respect to fiduciary duties under Delaware law), cause the vacancy created thereby to be filled by a new designee of the Stockholders as soon as possible unless the Stockholders have ceased to have the right under this Agreement to fill such vacancy, and the Company hereby agrees to take, to the fullest extent permitted by Applicable Law (including with respect to fiduciary duties under Delaware law), at any time and from time to time, all Necessary Action to accomplish the same, including calling a special meeting of the Board or the stockholders of the Company.

(f) In the event that the Stockholders shall cease to have the right to designate one or more Director(s) pursuant to this Section 2.1, the THG Designee(s) selected by the Stockholders shall continue to serve until his or her term expires at the next applicable annual meeting of stockholders of the Company or until his earlier death, resignation, removal, retirement or disqualification. In the event such THG Designee resigns or is removed in accordance with this Section 2.1(f), the Directors remaining in office shall be entitled to decrease the size of the Board to eliminate such vacancy and no consent under Section 2.3 shall be required in connection with such decrease.

(g) The Company shall reimburse the THG Designee(s) for their reasonable out-of-pocket expenses incurred by them in connection with performing his or her duties as a member of the Board (or any committee thereof), including the reasonable out-of-pocket expenses incurred by such person for attending meetings of the Board (or any committee thereof), or in connection with their service on the board or other similar governing body of any Subsidiary of the Company (or any committee thereof). In addition, the THG Designee(s) shall be entitled to compensation consistent with the Director compensation received by other Directors, including any committee fees and equity awards. If the Company adopts a policy that Directors own a minimum amount of equity in the Company, the THG Designee(s) shall not be subject to such policy.

SECTION 2.2. Committees. For so long as the Stockholders have the right to designate a THG Designee pursuant to Section 2.1, the Company agrees, to the fullest extent permitted by Applicable Law (including with respect to fiduciary duties under Delaware law), to take, or cause to be taken, all Necessary Action, to include at least one THG Designee on each committee of the Board; provided that the ability of any THG Designee to serve on a committee and the Company’s obligation under this Section 2.2 shall be subject to the Company’s obligation to comply with any applicable independence requirements of the Stock Exchange, the Securities and Exchange Commission and state law.

SECTION 2.3. Consent Rights. Until the earlier of (i) the Stockholders and their respective Affiliates first ceasing to collectively beneficially own at least 5% of the outstanding shares of Common Stock, and (ii) the third anniversary of the Closing Date, the following actions by the Company or any of its Subsidiaries shall require the approval, in addition to any approval by the stockholders of the Company or the Board’s approval (or the approval of the required governing body of any Subsidiary of the Company as required by such Subsidiary’s organizational documents) required by Applicable Law, the Charter or Bylaws of the Company, of the Stockholders:

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(a) any amendment, modification or restatement of the Charter or Bylaws of the Company or the organizational documents of any Subsidiary of the Company that is a “significant subsidiary” as defined in Rule 1-02 of Regulation S-X under the Exchange Act;

(b) subject to Section 2.1(f), any increase or decrease in the size of the Board;

(c) terminating the employment of the Chief Executive Officer of the Company or hiring a new Chief Executive Officer of the Company, or removing the Chairperson of the Board or appointing a new Chairperson of the Board; and

(d) initiating a voluntary liquidation, dissolution, receivership, bankruptcy or other insolvency proceeding involving the Company or any Subsidiary of the Company that is a “significant subsidiary” as defined in Rule 1-02 of Regulation S-X under the Exchange Act.

SECTION 2.4. Permitted Disclosure. Each THG Designee is permitted to disclose to the Stockholders information about the Company and its Affiliates that he or she receives as a result of being a Director, subject to his or her fiduciary duties under Delaware law and compliance with Applicable Law.

ARTICLE III

MISCELLANEOUS

SECTION 3.1. Action of the Stockholders. The Stockholders agree that any action to be taken or consented to by the Stockholders under this Agreement (including any amendments or waivers of this Agreement under Section 3.3) shall require only the approval of Stockholders holding at least a majority of the outstanding Common Stock held by the Stockholders in the aggregate.

SECTION 3.2. Termination. Subject to the early termination of any provision as a result of an amendment to this Agreement agreed to by the Board and the Stockholders as provided under Section 3.3, (i) the provisions of Article II shall, with respect to each Stockholder, terminate as provided in the applicable Section of Article II, and (ii) this Article III shall not terminate. Nothing herein shall relieve any party from any liability for the breach of any of the agreements set forth in this Agreement.

SECTION 3.3. Amendments and Waivers. Except as otherwise provided herein, no modification, amendment, restatement, amendment and restatement, or waiver of any provision of this Agreement shall be effective without the approval of the Board and the Stockholders; provided, however, that any Stockholder may waive (in writing) the benefit of any provision of this Agreement with respect to itself for any purpose; provided, further, that any such modification, amendment, restatement, amendment and restatement or waiver that would disproportionately and adversely affect the rights of any Stockholder hereunder (in its capacity as a Stockholder) without similarly affecting the rights hereunder of all Stockholders (in their capacities as Stockholders) having the same rights or obligations under this Agreement to which such modification, amendment, restatement, amendment and restatement or waiver relates, as the case may be, shall not be effective as to such Stockholder without such Stockholder’s prior written consent. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms. Any written amendment, restatement, amendment and restatement, or waiver to this Agreement that receives the vote or consent of the Stockholders provided herein need not be signed by all Stockholders, but shall be effective in accordance with its terms and shall be binding upon all Stockholders.

SECTION 3.4. Successors, Assigns and Transferees. This Agreement shall bind and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns. This Agreement may not be assigned without the express prior written consent of the other parties hereto, and any attempted assignment, without such consents, will be null and void; provided, however, that the THG Investor shall be entitled to assign, in whole or in part, any of its rights hereunder to any of its Permitted Transferees without such prior written consent.

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SECTION 3.5. Rights of Third Parties. The rights of the Stockholders pursuant to this Agreement are personal to the Stockholders and shall not be exercised by any Person. Except as may otherwise be expressly provided in this Agreement, this Agreement does not create any rights, claims or benefits inuring to any person that is not a party hereto nor create or establish any third party beneficiary hereto.

SECTION 3.6. Notices. All notices and other communications required or permitted under this Agreement shall be in writing and shall be deemed effectively given: (a) when delivered personally by hand to the party to be notified (with written confirmation of receipt), (b) when sent by e-mail (with written confirmation of transmission or if no failure to deliver message is generated), (c) when received or rejected by the addressee if sent by registered or certified mail, postage prepaid, return receipt requested, or (d) one Business Day following the day sent by reputable overnight courier (with written confirmation of receipt), in each case at the following addresses (or to such other address as a party may have specified by notice given to the other party pursuant to this provision):

(i)	if to the Company, to:

Calumet, Inc.

2780 Waterfront Parkway East Drive, Suite 200

Indianapolis, Indiana 46214

Attention: Greg Morical

Email: greg.morical@calumetspecialty.com

With a copy (which shall not constitute notice) to:

Gibson, Dunn & Crutcher LLP

811 Main Street Suite 3000

Houston, Texas 77002

Attention: Hillary H. Holmes

Email: HHolmes@gibsondunn.com

(ii)	if to the Stockholders, to:

The Heritage Group

5400 W. 86th Street

Indianapolis, Indiana 46268

Attention: Amy Schumacher; David Rosen

Email: ams@thgrp.com; drosen@thgrp.com

With copies (which shall not constitute notice) to:

Kirkland & Ellis LLP

609 Main Street

Houston, Texas 77002

Attention: Sean T. Wheeler

Email: Sean.Wheeler@kirkland.com

SECTION 3.7. Further Assurances. At any time or from time to time after the date hereof, the parties agree to cooperate with each other, and at the request of any other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the parties hereunder.

SECTION 3.8. Entire Agreement. This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof. There are no agreements, representations, warranties, covenants or understandings with respect to the subject matter hereof or thereof other than those expressly set forth herein and therein. This Agreement supersedes all other prior agreements and understandings between the parties with respect to such subject matter.

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SECTION 3.9. Restrictions on Other Agreements; Bylaws.

(a) Following the date hereof, no Stockholder shall enter into or agree to be bound by any stockholder agreements or arrangements of any kind with any Person with respect to any Equity Securities except pursuant to the agreements specifically contemplated herein and in the Conversion Agreement, the Registration Rights Agreement, the Warrant Agreement (as defined in the Conversion Agreement), and each of the other documents and agreements contemplated hereby and thereby.

(b) The provisions of this Agreement shall be controlling if any such provisions or the operation thereof conflict with the provisions of the Company’s Bylaws. Each of the Stockholders covenants and agrees to vote their Equity Securities and to take any other action reasonably requested by the Company or any other Stockholder to amend the Company’s Bylaws so as to avoid any conflict with the provisions hereof.

SECTION 3.10. Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on the part of any party hereto of any breach, default or noncompliance under this Agreement or any waiver on such party’s part of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to any party, shall be cumulative and not alternative.

SECTION 3.11. Governing Law; Jurisdiction; Waiver of Jury Trial.

(a) This Agreement and any dispute, controversy or claim arising out of or relating to this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, applicable to contracts executed in and to be performed entirely within that State, without giving effect to principles or rules of conflict of laws.

(b) In any judicial proceeding involving any dispute, controversy or claim arising out of or relating to this Agreement, each of the parties unconditionally accepts the jurisdiction and venue of the Delaware Court of Chancery or, if the Delaware Court of Chancery does not have subject matter jurisdiction over this matter, the Superior Court of the State of Delaware (Complex Commercial Division) or, if jurisdiction over the matter is vested exclusively in federal courts, the United States District Court for the District of Delaware, and the appellate courts to which orders and judgments thereof may be appealed. In any such judicial proceeding, the parties agree that in addition to any method for the service of process permitted or required by such courts, to the fullest extent permitted by Applicable Law, service of process may be made by delivery provided pursuant to the directions in Section 3.6.

(c) EACH OF THE PARTIES HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING ANY DISPUTE, CONTROVERSY OR CLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

SECTION 3.12. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any Applicable Law in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

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SECTION 3.13. Enforcement. Each party hereto acknowledges that money damages would not be an adequate remedy in the event that any of the covenants or agreements in this Agreement are not performed in accordance with its terms, and it is therefore agreed that in addition to and without limiting any other remedy or right it may have, the non-breaching party will have the right to an injunction, temporary restraining order or other equitable relief in any court of competent jurisdiction enjoining any such breach and enforcing specifically the terms and provisions hereof.

SECTION 3.14. Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

SECTION 3.15. No Recourse. This Agreement may only be enforced against, and any claims or cause of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement, may be made only against the entities that are expressly identified as parties hereto, and no past, present or future Affiliate, director, officer, employee, incorporator, member, manager, partner, stockholder, agent, attorney or representative of any party hereto shall have any liability for any obligations or liabilities of the parties to this Agreement or for any claim based on, in respect of, or by reason of the transactions contemplated hereby.

SECTION 3.16. Counterparts; Electronic Signatures. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement or any document to be signed in connection with this Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

SECTION 3.17. Effectiveness. This Agreement shall become effective upon the Closing Date.

[Remainder of Page Intentionally Left Blank; Signatures follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Stockholders’ Agreement as of the date set forth in the first paragraph hereof.

CALUMET, INC.

By:
Name:
Title:

[Signature Page to Calumet, Inc. Stockholders’ Agreement]

THE HERITAGE GROUP

By:
Name: Amy Schumacher
Title: Chief Executive Officer

[Signature Page to Calumet, Inc. Stockholders’ Agreement]

Exhibit A

Assignment and Assumption Agreement

Pursuant to the Stockholders’ Agreement, dated as of [•] (the “Stockholders’ Agreement”), among Calumet, Inc., a Delaware corporation (the “Company”), and The Heritage Group, _________, (the “Transferor”) hereby assigns to the undersigned the rights that may be assigned thereunder, and the undersigned hereby agrees that, having acquired Equity Securities as permitted by the terms of the Stockholders’ Agreement, the undersigned shall assume the obligations of the Transferor under the Stockholders’ Agreement. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Stockholders’ Agreement.

Listed below is information regarding the Equity Securities:

Number of Shares of

Common Stock

[Remainder of Page Intentionally Left Blank]

Exhibit A – Assignment and Assumption Agreement

IN WITNESS WHEREOF, the undersigned has executed this Assumption Agreement as of __________ ___, ________.

[NAME OF TRANSFEROR]

Name:
Title:

[NAME OF TRANSFEREE]

Name:
Title:

Acknowledged by:

CALUMET, INC.

By:
Name:
Title:

[Signature Page to Assignment and Assumption Agreement]

Schedule A

Certain Affiliates of THG Investor

1.	Calumet, Incorporated

2.	Irrevocable Intervivos Trust Number 12.27.73 for the Benefit of Fred Mehlert Fehsenfeld, Jr. and His Issue U/A Dated December 18, 2012: 989,902

3.	Maggie Fehsenfeld Trust Number 106 12.30.74 for the Benefit of Fred Mehlert Fehsenfeld, Jr. and His Issue U/A Dated December 18, 2012: 989,902

4.	The Heritage Group Investment Company, LLC

5.	James C Fehsenfeld Revocable Trust, Fred M Fehsenfeld Revocable Trust U/A 01/28/20

6.	Suzanne M Fehsenfeld Revocable Trust U/A 01/28/20, and Paul James Schumacher & Amy Mae Schumacher Joint Account

7.	Kobe Foundation Inc.

[Signature Page to Assignment and Assumption Agreement]

Exhibit G

Warrant Agreement

See attached.

Final Version

WARRANT AGREEMENT

This WARRANT AGREEMENT (this “Agreement”), dated as of [•], is entered into by and between Calumet, Inc., a Delaware corporation (the “Company”), and Computershare Inc., a Delaware corporation, and its affiliate, Computershare Trust Company, N.A., a federally chartered trust company (collectively, “Computershare” or the “Warrant Agent”).

W I T N E S S E T H:

WHEREAS, the Company entered into that certain Conversion Agreement, dated [•] (the “Conversion Agreement”), by and among Calumet Specialty Products Partners, L.P., a Delaware limited partnership (“CLMT”), the Company, Calumet Merger Sub I LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (“Merger Sub I”), Calumet Merger Sub II LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (“Merger Sub II”), Calumet GP, LLC, a Delaware limited liability company and the general partner of CLMT (the “General Partner”), and the other parties to the Conversion Agreement;

WHEREAS, pursuant to the Conversion Agreement, (i) Merger Sub I merged with and into CLMT, with CLMT continuing as the surviving entity and as a subsidiary of the General Partner and the Company (the “CLMT Merger”), and (ii) immediately after the CLMT Merger, Merger Sub II merged with and into the General Partner, with the General Partner continuing as the surviving entity and as a wholly owned subsidiary of the Company (together with the CLMT Merger and the other transactions contemplated by the Conversion Agreement, the “Conversion”);

WHEREAS, in connection with the Conversion, (i) each CLMT Common Unit (as defined in the Conversion Agreement) issued and outstanding as of immediately prior to the effective time of the CLMT Merger was exchanged into the right to receive one share of common stock, par value $0.01 per share, of the Company (“Common Stock”), and (ii) the holders of equity interests in the General Partner exchanged such equity interests for 5,500,000 shares of Common Stock and 2,000,000 warrants (“Warrants”) entitling the Holder or Holders thereof to purchase shares of Common Stock upon the terms and subject to the conditions set forth in the form of warrant certificate attached hereto as Exhibit A (a “Warrant Certificate”); and

WHEREAS, the Company desires for the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing to so act, in connection with the issuance, transfer, exchange and exercise of the Warrants.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1. Definitions. Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the applicable Warrant Certificate.

Section 2. Appointment of Warrant Agent. The Company hereby appoints the Warrant Agent to act as agent for the Company with respect to the Warrants in accordance with the express terms and conditions hereof, and the Warrant Agent hereby accepts such appointment. The Company may from time to time appoint a co-warrant agent (“Co-Warrant Agent”) as it may, in its sole discretion, deem necessary or desirable upon ten calendar days’ prior written notice to the Warrant Agent. The Warrant Agent shall have no duty to supervise, and shall in no event be liable for the acts or omissions of any such Co-Warrant Agent. In the event the Company appoints one or more Co-Warrant Agents, the respective duties of the Warrant Agent and any Co-Warrant Agent shall be as the Company shall reasonably determine, provided that such duties and determination are consistent with the terms and provisions of this Agreement.

Section 3. Warrant Statements; Warrant Certificates. The Warrants shall be issued by book-entry registration on the books of the Warrant Agent and the issuance thereof shall be confirmed by statements delivered by the Warrant Agent from time to time, including within five (5) days of the initial issuance thereof, to the Holders reflecting such book-entry position; provided, however, that, at the written request of any Holder, the Warrants held by such Holder shall be evidenced by Warrant Certificates which shall be in the form of Exhibit A attached hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement or as may be required to comply with any law or with any rule or regulation made pursuant thereto. The terms and provisions contained in the form of the Warrant Certificate attached hereto as Exhibit A constitute, and are hereby expressly made, a part of this Agreement.

The Company shall provide an opinion of counsel to the Warrant Agent prior to the issuance of Warrants and the related Common Stock subject to issuance upon exercise of Warrants. The opinion shall state that all Warrants or Common Stock, as applicable: (i) were offered, sold or issued as part of an offering registered in compliance with the Securities Act of 1933, as amended (the “1933 Act”) or pursuant to an exemption from the registration requirements of the 1933 Act; (ii) were issued in compliance with all applicable state securities or “blue sky” laws; and (iii) are validly issued, fully paid and non-assessable.

Section 4. Signature; Registration.

(a) With respect to Warrants issued in certificated form, if any, a duly authorized officer of the Company (an “Officer”) shall execute the Warrant Certificates for the Company by electronic or manual signature in the name and on behalf of the Company. If an Officer whose signature is on a Warrant Certificates no longer holds that office after the time the Warrant is countersigned, the Warrant Certificate will still be valid.

(b) With respect to Warrants issued in certificated form, if any, a Warrant Certificate will not be valid until an authorized signatory of the Warrant Agent countersigns the Warrant Certificate, by electronic or manual signature, and the signature shall be conclusive evidence that the Warrant Certificate has been countersigned under this Agreement. The Warrant Agent will keep or cause to be kept, at its offices or at the office of one of its agents, books for registration and transfer of the Warrant Certificates issued hereunder, or dematerialized evidence of beneficial ownership of such Warrants for any Warrants issued by book-entry registration on the books of the Warrant Agent. Such books shall show the names and addresses of the respective Holders of the Warrants and the number of Warrants beneficially owned by each respective Holder.

Section 8 of the applicable Warrant Certificate is incorporated herein by reference.

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Section 5. Exercise of Warrants.

(a) The Warrants shall be exercisable on the terms and according to the procedures as set forth in the Warrant Certificate. Such terms and procedures set forth therein are incorporated herein by reference. In the event of a Holder electing to exercise a Warrant by Cashless Exercise, the Company shall calculate and promptly transmit written instructions to the Warrant Agent regarding, and the Warrant Agent shall have no obligation under this Section 5 to calculate, the number of shares of Common Stock to be issued in accordance with such instructions or to investigate or confirm whether the Company’s determination of the number of shares of Common Stock to be issued on such exercise, pursuant to this Section 5, is accurate or correct. Such notification shall be made as promptly as practicable following (but in no event later than five Business Days following) receipt by the Company of such Holder’s Warrant Exercise Documentation. In the event of a Cashless Exercise, the Company shall provide the cost basis for shares to be issued pursuant to a Cashless Exercise prior to the transmittal of the number of Warrant Shares issuable in connection with the Cashless Exercise to the Warrant Agent.

(b) In the event of a cash exercise, the Company hereby instructs the Warrant Agent to record the cost basis for newly issued shares (to the extent the Warrant Agent is required by applicable law to report such cost basis) as the sum of (1) the Exercise Price per share of Common Stock under the Warrant plus (2) the Holder’s cost basis in the exercised Warrant which the Company shall request of the Holder, if necessary.

(c) Computershare shall forward all funds received by it under this Agreement that are to be distributed or applied by Computershare in the performance of the services hereunder (the “Funds”) by the 5th Business Day of the following month by wire transfer to an account designated by the Company. The Funds shall be held by Computershare as agent for the Company and deposited in one or more bank accounts to be maintained by Computershare in its name as agent for the Company. Until paid pursuant to this Agreement, Computershare may hold or invest the Funds through such accounts in: (a) funds backed by obligations of, or guaranteed by, the United States of America; (b) debt or commercial paper obligations rated A-1 or P-1 or better by S&P Global Inc. (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”), respectively; (c) Government and Treasury backed AAA-rated Fixed NAV money market funds that comply with Rule 2a-7 of the Investment Company Act of 1940, as amended; or (d) short term certificates of deposit, bank repurchase agreements, and bank accounts with commercial banks with Tier 1 capital exceeding $1 billion, or with an investment grade rating by S&P (LT Local Issuer Credit Rating), Moody’s (Long Term Rating) and Fitch Ratings, Inc. (LT Issuer Default Rating) (each as reported by Bloomberg Finance L.P.). The Warrant Agent shall have no responsibility or liability for any diminution of the Funds that may result from any deposit or investment made by Computershare in accordance with this paragraph, including any losses resulting from a default by any bank, financial institution or other third party. Computershare may from time to time receive interest, dividends or other earnings in connection with such deposits or investments. Computershare shall not be obligated to pay such interest, dividends or earnings to the Company, any holder or any other party.

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Section 6. Transfer of Warrants. A party requesting transfer of Warrants must provide any evidence of authority that may be required by the Warrant Agent, including but not limited to, a signature guarantee from an eligible guarantor institution participating in a signature guarantee program approved by the Securities Transfer Association.

Section 7. Replacement of Warrants. Upon receipt of evidence satisfactory to the Company and the Warrant Agent of the loss, theft, destruction or mutilation of a Warrant Certificate, absent notice to the Warrant Agent that such certificates have been acquired by a bona fide purchaser, and, in the case of loss, theft or destruction, upon delivery of an open penalty surety bond satisfactory to the Company and Warrant Agent holding the Company and Warrant Agent harmless, or, in the case of mutilation, at its option and upon surrender and cancellation thereof, the Warrant Agent will issue a new Warrant Certificate of like tenor for a number of Warrants equal to the number of Warrants evidenced by such Warrant Certificate.

Section 8. Cancellation and Destruction of Warrant Certificates. All Warrant Certificates surrendered for the purpose of exercise, transfer or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Warrant Agent for cancellation or in cancelled form, or, if surrendered to the Warrant Agent, shall be cancelled by it, and no Warrant Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of the Warrant Certificate. The Company shall deliver to the Warrant Agent for cancellation and retirement, and the Warrant Agent shall so cancel and retire, any other Warrant Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. Subject to the requirements of applicable law regarding the retention of cancelled securities, and in particular but not by way of limitation, Rule 17Ad-6 and 17Ad-7 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Warrant Agent shall deliver all cancelled Warrant Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Warrant Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

Section 9. Certain Representations; Reservation and Availability of Common Stock.

(a) This Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery hereof by the Warrant Agent, constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, and the Warrants have been duly authorized, and once executed and issued by the Company, shall constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms and entitled to the benefits hereof; in each case, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally or by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b) The Warrant Agent will create one or more special accounts for the issuance of shares of Common Stock to be issued upon the exercise of Warrants.

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Section 10. Adjustments. The Exercise Price and the Number Issuable of each applicable Warrant are subject to adjustment from time to time as provided in Section 2 of the applicable Warrant Certificate. Such terms and procedures set forth therein are incorporated herein by reference. The Company hereby agrees that it will provide the Warrant Agent with reasonable notice of any adjustment. The Company further agrees that it will provide to the Warrant Agent with any new or amended exercise terms. The Warrant Agent shall have no obligation under any Section of this Agreement to calculate any of the adjustments set forth herein.

Section 11. Certification of Number of Common Stock. Whenever the Number Issuable and/or Exercise Price of a Warrant is adjusted as provided in Section 2 of the applicable Warrant Certificate, the Company shall promptly deliver to the Warrant Agent and the Transfer Agent for the Common Stock a copy of the notice and certificate that the Company is required to deliver to the registered Holder of such Warrants pursuant to such Warrant Certificate. The Warrant Agent shall be under no responsibility to determine the correctness of any provisions contained in such notice or certificate relating either to the kind or amount of securities or other property receivable upon exercise of Warrants or with respect to the method employed and provided therein for any adjustments and shall be entitled to rely upon the provisions contained in any such notice or certificate. The provisions of this Section 11 shall similarly apply to successive transactions as provided in Section 2 of the applicable Warrant Certificate.

Section 12. Concerning the Warrant Agent. The Company agrees that the Warrant Agent is entitled, from time to time, to reasonable compensation for its services as agreed in accordance with a mutually agreed upon fee schedule dated on or around the date hereof. The Warrant Agent shall also be entitled to receive from time to time, on demand of the Warrant Agent, its reasonable and documented out-of-pocket expenses (including reasonable and documented counsel fees and other disbursements incurred in the preparation, delivery, negotiation, amendment, administration and execution of this Agreement and the exercise and performance of its duties hereunder) in connection with the services rendered hereunder by the Warrant Agent.

The Company also covenants and agrees to indemnify and to hold the Warrant Agent harmless against any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense (including the reasonable fees and expenses of legal counsel), which may be paid, incurred or suffered by or to which it may become subject, arising from or out of, directly or indirectly, any claims or liability resulting from any action taken, suffered or omitted by the Warrant Agent in connection with the execution, acceptance, administration, exercise and performance of its duties under this Agreement, including the reasonable costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly, or of enforcing its rights under this Agreement; provided, that such covenant and agreement does not extend to, and the Warrant Agent shall not be indemnified with respect to, such costs, expenses, losses and damages incurred or suffered by the Warrant Agent as a result of, or arising out of, the Warrant Agent’s gross negligence, bad faith, or willful misconduct (which gross negligence, bad faith, or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction); further provided, that, the Warrant Agent’s aggregate liability during any term of this Agreement whether in contract, or in tort, or otherwise, is limited to, and shall not exceed, the amounts paid under this Agreement by the Company to the Warrant Agent as fees and charges but not including reimbursable expenses, during the twelve months immediately preceding the event for which recovery from Warrant Agent is being sought.

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The Warrant Agent shall be authorized and protected and shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in connection with its acceptance and administration of this Agreement and the exercise and performance of its duties hereunder in reliance upon any Warrant Certificate instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, instruction, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be duly signed, executed and, where necessary, guaranteed, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel. The Warrant Agent shall not be deemed to have knowledge of any event of which it was supposed to receive notice thereof hereunder, and the Warrant Agent shall be fully protected and shall incur no liability for failing to take action in connection therewith unless and until it has received such notice in writing.

Promptly after the receipt by the Warrant Agent of actual notice of any demand or claim or the commencement of any action, suit, proceeding or investigation (of which the Company is not a party), the Warrant Agent shall, if a claim in respect thereof is to be made against the Company, promptly notify the Company thereof in writing; provided that the failure to provide such notice shall not affect the rights of the Warrant Agent hereunder. The Company shall be entitled to participate at its own expense in the defense of any such claim or proceeding.

Promptly after the receipt by the Company of notice of any demand or claim or the commencement of any action, suit, proceeding or investigation, the Company shall, if a claim in respect thereof is to be made against the Warrant Agent, notify the Warrant Agent thereof in writing. The Warrant Agent shall be entitled, at the Company’s expense, to assume the defense of any such claim or proceeding.

The Company shall not, without the written consent of the Warrant Agent, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party. The Company shall not be required to indemnify the Warrant Agent for any amount paid or payable by the Warrant Agent in the settlement or compromise of, or entry into any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder without the written consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed.

From time to time, the Company may provide Warrant Agent with instructions concerning the services performed by the Warrant Agent hereunder. In addition, at any time Warrant Agent may apply to any officer of the Company for instruction, and may consult with legal counsel for Warrant Agent or Company with respect to any matter arising in connection with the services to be performed by the Warrant Agent under this Agreement. Warrant Agent and its agents and subcontractors shall not be liable and shall be indemnified by Company for any action taken or omitted by Warrant Agent in reliance upon any Company instructions or upon the advice or opinion of such counsel. Warrant Agent shall not be held to have notice of any change of authority of any person, until receipt of written notice thereof from Company.

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Notwithstanding anything in this Agreement to the contrary, neither party to this Agreement shall be liable to the other party for any consequential, indirect, special, punitive or incidental damages under any provisions of this Agreement or for any consequential, indirect, punitive, special or incidental damages arising out of any act or failure to act hereunder even if that party has been advised of or has foreseen the possibility or likelihood of such damages.

This Section 12 shall survive the resignation or discharge of the Warrant Agent, the expiration of the Warrants or the termination of this Agreement.

Section 13. Purchase or Consolidation or Change of Name of Warrant Agent. Any entity into which the Warrant Agent or any successor Warrant Agent may be merged or with which it may be consolidated, or any entity resulting from any merger or consolidation to which the Warrant Agent or any successor Warrant Agent shall be party, or any entity succeeding to the trust business of the Warrant Agent or any successor Warrant Agent, shall be the successor to the Warrant Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such Person would be eligible for appointment as a successor Warrant Agent under the provisions of Section 15. The purchase of all or substantially all of the Warrant Agent’s assets employed in the performance of the warrant agent activities shall be deemed a merger or consolidation for purposes of this Section 13.

Section 14. Duties of Warrant Agent. The Warrant Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company shall be bound:

(a) The Warrant Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion or advice of such counsel shall be full and complete authorization and protection to the Warrant Agent as to any action taken or omitted by it in the absence of bad faith and in accordance with such opinion or advice.

(b) Whenever in the performance of its duties under this Agreement, the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by an Officer and delivered to the Warrant Agent; and such certificate shall be full authentication and authorization to the Warrant Agent for any action taken or suffered in the absence of bad faith by it under the provisions of this Agreement in reliance upon such certificate.

(c) The Warrant Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgement of a court of competent jurisdiction), in the performance of the services under this Agreement.

(d) The Warrant Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Warrant Certificates or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

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(e) The Warrant Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Warrant Agent) or in respect of the validity or execution of any Warrant Certificate; nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Warrant Certificate; nor shall it be responsible for the adjustment of the Exercise Price and/or the Number Issuable of any Warrant required under the provisions of Section 2 of the applicable Warrant Certificate or responsible for the manner, method or amount of any such change or the ascertaining of the existence of facts that would require any such adjustment or change (except with respect to the exercise of Warrants evidenced by Warrant Certificates after actual notice of any adjustment of the Exercise Price and/or the Number Issuable); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock to be issued pursuant to this Agreement or any Warrant Certificate or as to whether any shares of Common Stock will, when issued, be duly authorized, validly issued and fully paid and nonassessable.

(f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Warrant Agent for the carrying out or performing by the Warrant Agent of the provisions of this Agreement.

(g) The Warrant Agent is hereby authorized to accept instructions with respect to the performance of its duties hereunder from an Officer, and to apply to such Officers for advice or instructions in connection with its duties, and it shall not be liable and shall be fully indemnified and held harmless for any action taken or suffered to be taken by it in the absence of bad faith in accordance with instructions of any such officer, provided Warrant Agent carries out such instructions without gross negligence, bad faith or willful misconduct (which gross negligence, bad faith, or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction).

(h) Under the terms of this Agreement, the Warrant Agent and any equity holder, director, officer or employee of the Warrant Agent may become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

(i) The Warrant Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorney or agents, and the Warrant Agent shall not be answerable or accountable for any act, omission, default, neglect or misconduct, absent gross negligence or willful misconduct of any such attorney or agents or for any loss to the Company, to the Holder, or any other Person resulting from any such act, omission, default, neglect or misconduct, absent gross negligence or willful misconduct in the selection and continued employment thereof (which gross negligence or willful misconduct must be determined by a final, non-appealable judgement of a court of competent jurisdiction).

(j) This Section 14 shall survive the resignation or discharge of the Warrant Agent, the expiration of the Warrants or the termination of this Agreement.

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Section 15. Change of Warrant Agent. The Warrant Agent may resign and be discharged from its duties under this Agreement upon 30 days’ notice in writing mailed to the Company and to each transfer agent of the Common Stock by registered or certified mail, or via electronic delivery, and to the Holders of the Warrants by first-class mail. The Company may remove the Warrant Agent or any successor Warrant Agent upon 30 days’ notice in writing, mailed to the Warrant Agent or successor Warrant Agent, as the case may be, and to each transfer agent of the Common Stock by registered or certified mail, or via electronic delivery, and to the Holders of the Warrants by first-class mail. If the Warrant Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Warrant Agent. If the Company shall fail to make such appointment within a period of 30 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Warrant Agent or by the Holder of a Warrant, then the registered Holder of any Warrant may apply to any court of competent jurisdiction for the appointment of a new Warrant Agent. Any successor Warrant Agent, whether appointed by the Company or by such a court, shall be an entity organized and doing business under the laws of the United States or of a state thereof, in good standing, which is authorized under such laws to exercise trust powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Warrant Agent a combined capital and surplus of at least $50,000,000. After appointment, the successor Warrant Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Warrant Agent without further act or deed; but the predecessor Warrant Agent shall deliver and transfer to the successor Warrant Agent any property at the time held by it hereunder, and execute and deliver any reasonable further assurance, conveyance, act or deed necessary for the purpose without additional obligations or liability to predecessor Warrant Agent. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Warrant Agent and each transfer agent of the Common Stock, and mail a notice thereof in writing to the registered Holders of the Warrants. However, failure to give any notice provided for in this Section 15, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Warrant Agent or the appointment of the successor Warrant Agent, as the case may be.

Section 16. Issuance of New Warrant Certificates. Notwithstanding any of the provisions of this Agreement or of the Warrants to the contrary, the Company may, at its option, issue new Warrant Certificates evidencing Warrants in such form as may be approved by the Board to reflect any adjustment or change in the Exercise Price and the number or kind or class of equity interests or other securities or property purchasable under the several Warrant Certificates to the extent any such adjustment or change is made in accordance with the terms of the Warrant Certificates.

Section 17. Holders of Warrants Not Deemed an Equityholder. Except as otherwise expressly provided in the Warrant Certificate, this Agreement or as required by applicable law, no Holder of any Warrant, solely with respect to such Warrant, shall be entitled to vote, receive dividends or distributions on, or be deemed for any purpose the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise of such Warrant, nor shall anything contained herein or in any Warrant Certificate be construed to confer upon the Holder of any such Warrant, as such, any of the rights of an equityholder of the Company or any right to vote for the election of directors or upon any matter submitted to equityholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting equityholders, or to receive dividends or distributions or subscription rights, or otherwise, until such Warrant shall have been exercised in accordance with the provisions thereof.

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Section 18. Notices.

(a) Notices or demands authorized by this Agreement or the Warrants to be given or made in writing (i) by the Warrant Agent or by the Holder of any Warrant to or on the Company, (ii) subject to the provisions of Section 15, by the Company or by the Holder of any Warrant to or on the Warrant Agent or (iii) by the Company or the Warrant Agent to the Holder of any Warrant, may be delivered personally, delivered via e-mail or sent by registered or certified first-class mail, return receipt requested, or a nationally recognized overnight courier service to each recipient at the address of such recipient appearing below or the last known address on the transfer books of the Warrant Agent, as applicable, and shall be deemed given and effective (i) when delivered by hand, if delivered personally, (ii) at the time of transmission, if such notice or communication is delivered via e-mail at the e-mail address provided in this Section prior to 5:30 p.m. (New York City time) on any date, (iii) on the next Business Day after the date of transmission, if such notice or communication is delivered via e-mail at the e-mail address provided in this Section on a day that is not a Business Day or later than 5:30 p.m. (New York City time) on any Business Day, or (iv) on the date mailed, if sent by registered or certified first-class mail, return receipt requested, or a United States nationally recognized overnight courier service guaranteeing next Business Day delivery. For any notice delivered via e-mail to be deemed given or made, such notice must be followed by notice sent by overnight courier service to be delivered on the next Business Day following such email, unless the recipient of such email has acknowledged via return email receipt of such email.

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If to the Company, to:

Calumet, Inc.

2780 Waterfront Parkway East Drive, Suite 200

Indianapolis, IN 46214

Attention: Greg Morical

Email: greg.morical@calumetspecialty.com

With a copy (which shall not constitute notice) to:

Gibson, Dunn & Crutcher LLP

811 Main Street, Suite 3000

Houston, TX 77002

Attention: Hillary H. Holmes

Email: HHolmes@gibsondunn.com

If to the Warrant Agent, to:

Computershare Trust Company, N.A.

Computershare

150 Royall St., Suite 101

Canton, MA 02021

Attention: Client Services

Email: Gina.Brown2@computershare.com

(b) Any notice required to be delivered by the Company to the registered Holder of any Warrant may be given by the Warrant Agent on behalf of the Company.

Section 19. Supplements and Amendments.

(a) The Company and the Warrant Agent may from time to time agree to supplement or amend this Agreement and the Warrants without the approval of any Holders of Warrants in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or to make any other provisions or amendments with regard to matters or questions arising hereunder which the Company and the Warrant Agent may deem necessary or desirable and which shall not adversely affect the interests of the Holders of Warrants or be inconsistent with the terms of the Warrants (it being understood that any amendment or supplement to this Agreement or the Warrants that increases the Exercise Price or decreases the Number Issuable of any Warrants shall be deemed to adversely affect the interests of the Holders of Warrants).

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(b) Except as otherwise provided in Section 19(a) or 19(c), this Agreement and the Warrants may be amended only by means of a written amendment signed by the Company, the Warrant Agent and the Holders of a majority of the outstanding Warrants. No supplement or amendment to this Agreement shall be effective unless duly executed by the Warrant Agent and the Company. Any amendment or modification of or supplement to this Agreement or the Warrants, any waiver of any provision of this Agreement, and any consent to any departure by the Company or any Holder from the terms of any provision of this Agreement or the Warrants shall be effective only in the specific instance and for the specific purpose for which such amendment, supplement, modification, waiver or consent has been made or given; provided, that, except as provided in Section 19(c), the Holders of a majority of the outstanding Warrants by written notice to the Warrant Agent may waive future compliance by the Company with any provision of this Agreement or the Warrants. In addition, any term of a specific Warrant may be amended or waived with the written consent of the Company and the Holder of such Warrant and the Warrant Agent.

(c) Notwithstanding the provisions of Section 19(b), the consent of each Holder of the Warrants shall be required for any amendment, supplement or modification to this Agreement or the Warrants or for a waiver of any provision thereof, in each case that would adversely affect the Holders of the Warrants, including but not limited to any amendment, supplement, modification or waiver that would:

(i) increase the Exercise Price;

(ii) reduce the term of the Warrants; or

(iii) decrease the number of shares of Common Stock, cash or other securities or property issuable upon exercise of the Warrants except, in each case, for adjustments as set forth in the Warrant Certificate.

(d) It is not necessary for Holders to approve the particular form of any proposed amendment, supplement or waiver if their consent approves the substance thereof.

(e) An amendment, supplement or waiver under Section 19(b) or 19(c) will become effective when duly executed by the Warrant Agent after receipt by the Warrant Agent of written consents from the Holders of the requisite percentage of the outstanding Warrants. After an amendment, supplement or waiver under this Section 19 becomes effective, the Company will send to the Holders affected thereby a notice describing the amendment, supplement or waiver in reasonable detail. Any failure of the Company to send such notice, or any defect therein, will not, however, in any way impair or affect the validity of any such amendment, supplement or waiver.

(f) As a condition precedent to the Warrant Agent’s execution of any amendment or supplement, the Company shall deliver to the Warrant Agent a certificate from an Officer that states that the proposed amendment or supplement is in compliance with the terms of this Section 19. Notwithstanding anything in this Agreement to the contrary, the Warrant Agent may, but shall not be obligated to, enter into any supplement or amendment to this Agreement or a Warrant Certificate that adversely affects the Warrant Agent’s own rights, duties, immunities or obligations under this Agreement.

(g) After an amendment, supplement or waiver becomes effective under this Section 19, it will bind every Holder unless it is of the type requiring the consent of each Holder affected. If the amendment, supplement or waiver is of the type requiring the consent of each Holder affected, the amendment, supplement or waiver will bind each Holder that has consented to it and every subsequent Holder of a Warrant with respect to which consent was granted.

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(h) If an amendment, supplement or waiver changes the terms of a Warrant, the Company or the Warrant Agent may require the Holder to deliver the affected Warrant Certificate, if any, to the Warrant Agent so that the Warrant Agent may place an appropriate notation of the changed terms on the Warrant and return it to the Holder, or exchange it for a new Warrant that reflects the changed terms. The Warrant Agent may also place an appropriate notation on any Warrant thereafter countersigned. However, the effectiveness of the amendment, supplement or waiver is not affected by any failure to annotate or exchange Warrants in this fashion or otherwise.

Section 20. Successors and Assigns. All covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 21. Benefits of this Agreement. Nothing in this Agreement shall be construed to give any Person other than the Company, the Warrant Agent and the Holders of Warrants any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent and the Holders of Warrants.

Section 22. Entire Agreement. This Agreement and the Warrant Certificate contain the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersede all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. Notwithstanding anything to the contrary contained in this Agreement, in the event of inconsistency between any provision in this Agreement and any provision in a Warrant Certificate, as it may from time to time be amended, this Agreement shall prevail. The Company shall not amend any provisions of the Warrant Certificate without the prior consent of the Warrant Agent, not to be unreasonably withheld or delayed.

Section 23. Governing Law; Waiver of Jury Trial. This Agreement and any dispute arising hereunder or relating hereto shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to any provision or rule that would cause the application of laws of any jurisdictions other than the State of New York. THE COMPANY, THE WARRANT AGENT AND EACH HOLDER OF A WARRANT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE THEIR RIGHT TO TRIAL BY JURY IN ANY JUDICIAL PROCEEDING IN ANY COURT RELATING TO ANY DISPUTE, CONTROVERSY OR CLAIM WITH RESPECT TO THIS AGREEMENT.

Section 24. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterpart shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Agreement transmitted electronically shall have the same authority, effect, and enforceability as an original signature.

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Section 25. Captions. The captions of the sections of this Agreement have been inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

Section 26. Confidentiality. The Warrant Agent and the Company agree that all books, records, information and data pertaining to the business of the other party, including inter alia, personal, non-public information about the Holders, which are exchanged or received pursuant to the negotiation or the carrying out of this Agreement, including the fees for services hereunder, shall remain confidential, and shall not be voluntarily disclosed to any other person, except as may be required by law, including, without limitation, pursuant to subpoenas from state or federal government authorities (e.g., in divorce and criminal actions).

Section 27. Severability. In case any provision in this Agreement or in the Warrant is invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby, provided that if such excluded provision shall affect the rights, immunities, liabilities, duties or obligations of the Warrant Agent, the Warrant Agent shall be entitled to resign immediately upon written notice to the Company.

Section 28. Force Majeure. Notwithstanding anything to the contrary contained herein, the Warrant Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, epidemic, pandemic, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.

[Signature pages to follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

CALUMET, INC.

By:
Name:
Title:

[Signature Page to Warrant Agreement]

Computershare Inc.
Computershare Trust Company, N.A.

By:
Name:
Title:

[Signature Page to Warrant Agreement]

EXHIBIT A

FORM OF WARRANT CERTIFICATE

[See attached]

A-1

WARRANT NO.__________

WARRANT TO PURCHASE

SHARES OF COMMON STOCK, PAR VALUE $0.01 PER SHARE,

OF

CALUMET, INC.

This warrant certificate (the “Warrant Certificate”) certifies that [warrant holder], a [__________ entity], or its registered assigns (the “Holder”), is the owner of [______________] Warrants (the “Warrants”), each of which entitles the Holder to purchase from Calumet, Inc., a Delaware corporation (the “Company”), one fully paid, duly authorized and non-assessable share of Common Stock, par value $0.01 per share, of the Company (the “Common Stock”), at any time or from time to time on or before 5:00 p.m., New York City time, on [•],1 at an exercise price of $20.00 per share (subject to adjustment in Section 2, the “Exercise Price”), all on the terms and subject to the conditions hereinafter set forth.

The number of shares of Common Stock issuable upon exercise of each such Warrant (the “Number Issuable”), which is initially one share of Common Stock, is subject to adjustment from time to time pursuant to the provisions of Section 2 of this Warrant Certificate.

The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued or to be issued pursuant to a Warrant Agreement, dated [•] (the “Warrant Agreement”), between the Company and Computershare, Inc., a Delaware corporation, and its affiliate, Computershare Trust Company, N.A., a federally chartered trust company, collectively, as warrant agent (or any successor warrant agent) (the “Warrant Agent”), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the Holders of the Warrants, including the Holder. Capitalized terms used herein but not otherwise defined shall have the meanings given them in Section 11 hereof.

Section 1. Exercise of Warrant. Subject to the last paragraph of this Section 1, the Warrants evidenced hereby may be exercised, in whole or in part, by the Holder at any time or from time to time on or before 5:00 p.m., New York City time, on [•]2, upon delivery to the Company at the registered office of the Company, of: (a) only if an original counterpart of this Warrant Certificate is actually physically delivered to the Holder, this Warrant Certificate or an affidavit of loss (accompanied by any indemnity, medallion guarantee or other undertaking or assurance reasonably requested from the Holder by the Company, its transfer agent (the “Transfer Agent”) or the Warrant Agent) if the Holder does not have possession of this Warrant Certificate at the time of exercise, (b) the form of exercise notice attached hereto as Exhibit A, properly completed and executed by the Holder hereof, which states that such Holder elects to exercise all

[1]	Note to Draft: To be the third anniversary from the Issue Date.
[2]	Note to Draft: To be the third anniversary from the Issue Date.

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or a specified number of Warrants evidenced hereby in accordance with the provisions of this Section 1 and specifies the name or names in which such Holder wishes the certificate(s) (if certificated) or book-entry interests for shares of Common Stock to be issued and (c) payment of the Exercise Price for the shares of Common Stock issuable upon exercise of such Warrants. Such Exercise Price shall be payable (i) by wire transfer or a certified or official bank check payable to the order of the Company or (ii) by electing (without the payment of the Exercise Price in cash) that the Company deduct from the number of shares of Common Stock otherwise to be delivered to the Holder upon exercise of the Warrants a number of shares of Common Stock equal to the quotient obtained by dividing (x) the aggregate Exercise Price to be paid by (y) the Fair Market Value of one share of Common Stock on the Business Day immediately preceding the day of exercise of the Warrant. An exercise of a Warrant in accordance with clause (ii) of the preceding sentence is herein referred to as a “Cashless Exercise,” and the Holder shall specify in the written notice provided pursuant to this Section 1 that it is electing to make a Cashless Exercise. The documentation and consideration, if any, delivered in accordance with clauses (a), (b) and (c) of this paragraph are collectively referred to herein as the “Warrant Exercise Documentation.” For federal income tax purposes, the Company and the Holders shall treat a Cashless Exercise as a reorganization under Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended.

As promptly as practicable, and in any event within five Business Days after receipt of the Warrant Exercise Documentation, the Company shall: (a) (i) to the extent that the Transfer Agent is participating in The Depositary Trust Company (“DTC”) Fast Automated Securities Transfer Program, upon the request of the Holder of the Warrants, credit such aggregate number of shares of Common Stock to which such Holder is entitled pursuant to such exercise to such Holder’s or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission system, or (ii) deliver or cause to be delivered, if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, the certificates, if certificated, or if not certificated then in book-entry form at the Transfer Agent, representing the number of validly issued, fully paid and non-assessable shares of Common Stock properly specified in the Warrant Exercise Documentation, (b) if applicable, deliver or cause to be delivered cash in lieu of any fraction of a share of Common Stock, as hereinafter provided, and (c) if less than the full number of Warrants evidenced hereby are being exercised, deliver or cause to be delivered a new warrant certificate or certificates, of like tenor, for the number of Warrants evidenced by this Warrant Certificate, less the number of Warrants then being exercised. Such exercise shall be deemed to have been made at the close of business on the date of delivery of all of the Warrant Exercise Documentation so that, to the extent permitted by applicable law, the Person entitled to receive shares of Common Stock upon such exercise shall be treated for all purposes as having become the record holder of such shares of Common Stock at such time. No such surrender shall be effective to constitute the Person entitled to receive such shares of Common Stock as the record holder thereof while the transfer books of the Company for Common Stock are closed for any purpose (but not for any period in excess of five days), but any such surrender of this Warrant Certificate for exercise during any period while such books are so closed shall become effective for exercise immediately upon the reopening of such books, as if the exercise had been made on the date this Warrant Certificate was surrendered and for the Number Issuable of shares of Common Stock specified in the Warrant Exercise Documentation and at the Exercise Price.

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Any exercise of the Warrants evidenced hereby may be conditioned upon the occurrence of an event or transaction that is specified in a written notice of exercise provided by or on behalf of the Holder pursuant to this Section 1, provided that such conditional exercise is only permitted with respect to events for which notice was required to be provided to the Holder by or on behalf of the Company pursuant to Section 3 hereof. Such conditional exercise shall be deemed revoked if such event or transaction does not occur on the date, or within the dates, specified in the applicable notice provided by or on behalf of the Company pursuant to Section 3 hereof (if such a notice was provided). The Holder may rescind the exercise of the Warrant or Warrants at any time prior to the consummation of such transaction or event.

The Company shall pay all expenses in connection with, and all taxes and other governmental charges (other than income taxes of the Holder) that may be imposed in respect of, the issue or delivery of any shares of Common Stock issuable upon the exercise of the Warrants evidenced hereby. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any shares of Common Stock in any name other than that of the Holder.

In connection with the exercise of any Warrants evidenced hereby, no fractions of shares of Common Stock shall be issued, but in lieu thereof the Company shall pay a cash adjustment in respect of such fractional interest in an amount equal to such fractional interest multiplied by the Fair Market Value of a share of Common Stock on the Business Day immediately preceding the day of exercise. If more than one such Warrant shall be exercised by the Holder thereof at the same time, the number of full shares of Common Stock issuable on such exercise shall be computed on the basis of the total number of Warrants so exercised. The Company shall provide the Warrant Agent an initial funding of one thousand dollars ($1000) for the purpose of issuing cash in lieu of fractional shares. From time to time thereafter, the Warrant Agent may request additional funding to cover fractional payments. The Warrant Agent shall have no obligation to make fractional payments unless the Company shall have provided the necessary funds to pay in full all amounts due and payable with respect thereto.

Section 2. Adjustments.

(a) Adjustment of Number Issuable and/or the Exercise Price. In order to prevent dilution of the purchase rights granted under this Warrant, the Number Issuable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as provided in this Section 2 (in each case, after taking into consideration any prior adjustments pursuant to this Section 2). If, at any time as a result of the provisions of this Section 2, the Holder shall become entitled upon subsequent exercise to receive any shares of Equity Interests of the Company other than shares of Common Stock, the number of such other Equity Interests so receivable upon exercise of this Warrant shall thereafter be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions contained herein.

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(b) Adjustment to Number Issuable Upon Dividend, Subdivision, Combination or Reclassification of Common Stock.

(i) If the Company shall, at any time or from time to time after the Issue Date and prior to the exercise in whole or expiration of this Warrant, (A) pay a dividend or make any other distribution upon the Common Stock of the Company payable in shares of Common Stock, or (B) subdivide (by any forward stock split, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares of Common Stock, then the Number Issuable upon the exercise of this Warrant immediately prior to any such dividend, distribution or subdivision shall be proportionately increased. If the Company shall, at any time or from time to time after the Issue Date and prior to the exercise in whole, or expiration of, this Warrant, combine (by combination, reverse stock split or otherwise) its outstanding Common Stock into a smaller number of shares of Common Stock, then the Number Issuable upon the exercise of this Warrant immediately prior to such combination shall be proportionately decreased. Any adjustment under this Section 2(b) shall become effective at the close of business on the date the dividend, distribution, subdivision or combination becomes effective.

(ii) If the Company shall, at any time or from time to time after the Issue Date and prior to the exercise in whole or expiration of this Warrant, issue by reclassification of its Common Stock any shares of its capital stock, then, (A) if the outstanding Common Stock shall be changed into a larger or smaller number of shares of Common Stock as part of such reclassification, such change shall be deemed to be a subdivision or combination, as the case may be, of the outstanding Common Stock for the purposes and within the meaning of Section 2(b)(i) and (B) if such reclassification entitles the holders of Common Stock to receive capital stock of the Company in respect of or in exchange for such holders’ shares of Common Stock, then, immediately after such reclassification, this Warrant shall thereafter be exercisable for the aggregate number and kind of shares of Equity Interests of the Company that the Holder would have been entitled to receive as a result of such reclassification had this Warrant been exercised immediately before the record date for such reclassification.

(c) Adjustment for Rights Issue.

(i) If the Company, after the Issue Date and prior to the exercise in whole or expiration of this Warrant, distributes any rights, options or warrants to all holders of its shares of Common Stock entitling them for a period expiring within 45 days after the record date specified below to purchase Common Stock or securities convertible into, or exercisable or exchangeable for, Common Stock, at a price per share less than the Fair Market Value per share on that record date, then the Number Issuable upon the exercise of this Warrant shall be adjusted in accordance with the formula:

where:

W’ = the adjusted Number Issuable upon exercise of the Warrant;

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W = the Number Issuable upon exercise of the Warrant before the adjustment;

O = the number of shares of Common Stock outstanding on the applicable record date;

N = the number of additional shares of Common Stock issuable pursuant to such rights, options or warrants;

P = the price per share of the additional shares of Common Stock issuable pursuant to such rights, options or warrants; and

M = the Fair Market Value per share of Common Stock on the applicable record date.

(ii) The adjustment pursuant to this Section 2(c) shall be made successively whenever any such rights, options or warrants are issued and shall become effective immediately after the record date for the determination of stockholders entitled to receive the rights, options or warrants. If at the end of the period during which such rights, options or warrants are exercisable, not all rights, options or warrants shall have been exercised, the Number Issuable under the Warrant shall be immediately readjusted to what it would have been if “N” in the above formula had been the number of shares actually issued.

(d) Adjustments for Other Distributions.

(i) If the Company, after the Issue Date and prior to the exercise in whole or expiration of this Warrant, pays a cash distribution to all holders of its Common Stock or distributes to all holders of its Common Stock any shares of capital stock, evidences of indebtedness, or any assets or any rights, warrants or other securities, including, without limitation, securities of the Company or its subsidiaries (other than distributions to which Section 2(b), Section 2(c), Section 2(e) or Section 2(f) apply), then the Number Issuable upon the exercise of this Warrant shall be adjusted in accordance with the formula:

where:

W’ = the adjusted Number Issuable upon exercise of the Warrant;

W = the Number Issuable upon exercise of the Warrant before the adjustment;

M = the Fair Market Value per share of Common Stock on the applicable record date; and

F = the amount of cash or fair market value on the record date specified below of the evidences of indebtedness, assets, rights, warrants or other securities to be distributed in respect of one share of Common Stock as determined in good faith by the Board.

(ii) The adjustment pursuant to this Section 2(d) shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of holders entitled to receive the distribution.

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(e) Extraordinary Distributions. If the Company, after the Issue Date and prior to the exercise in whole or expiration of this Warrant, pays a cash distribution or dividend to all holders of its Common Stock in an amount per share in excess of 10% of the Closing Sale Price of the Common Stock on the Business Day immediately preceding the date of payment, then and in each such event the Holder, upon each exercise of this Warrant, shall be entitled to receive, in addition to the Number Issuable, the amount of cash which the Holder would have been entitled to receive if, immediately prior to the record date for such payment, the Holder had exercised the same portion of this Warrant as such aforementioned exercise. The Holder may set off the amount receivable with respect to all or a part of the shares of Common Stock issuable upon such exercise against its payment obligation for the Exercise Price therefor.

(f) MRL Spin-Off. Notwithstanding any other provision in this Warrant, if the Company effects an MRL Spin-Off after the Issue Date and prior to the exercise in whole or expiration of this Warrant, there shall be no adjustment to the Number Issuable upon exercise of this Warrant or to the Exercise Price, but instead, (i) the Company shall cause MRL SpinCo to reserve for issuance upon exercise of this Warrant the number of units of MRL SpinCo common Equity Interests the Holder of this Warrant would have been entitled to receive in the MRL Spin-Off had this Warrant been exercised in full immediately prior to the record date for the MRL Spin-Off, and (ii) upon exercise of this Warrant in accordance with Section 1 hereof, (A) the Company shall promptly provide notice of such exercise to MRL SpinCo and, promptly following receipt of such notice, MRL SpinCo shall issue to the Holder of this Warrant such number of units of MRL SpinCo common Equity Interests referred to in the immediately preceding clause (i) and (B) the Company shall issue to the Holder the Number Issuable. The number of units of MRL SpinCo common Equity Interests reserved for issuance and issuable pursuant to this Section 2(f) shall be appropriately adjusted to reflect any stock split, reverse stock split or stock dividend or other similar change in the MRL SpinCo common Equity Interests which may be made by MRL SpinCo following the MRL Spin-Off.

(g) Certain Repurchases of Common Stock.

(i) If the Company, after the Issue Date and prior to the exercise in whole or expiration of this Warrant, effects a Pro Rata Repurchase of Common Stock, then the number of shares of Common Stock issuable upon the exercise of this Warrant shall be adjusted in accordance with the formula:

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where:

W’ = the adjusted Number Issuable upon exercise of the Warrant;

W = the Number Issuable upon exercise of the Warrant before the adjustment;

O = the number of shares of Common Stock outstanding immediately before such Pro Rata Repurchase;

N = the number of shares of Common Stock repurchased in connection with such Pro Rata Repurchase;

M = the Fair Market Value per share of Common Stock on the date of the first public announcement by the Company or any of its Affiliates of the intent to effect such Pro Rata Repurchase; and

F = the amount of cash or fair market value on the effective date of the Pro Rata Repurchase of the securities of the Company, evidences of indebtedness of the Company or any other Person or any other property distributed in connection with the Pro Rata Repurchase as determined in good faith by the Board.

(ii) The adjustment pursuant to this Section 2(g) shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of holders entitled to receive the distribution.

(h) Dissolution, Liquidation or Winding Up. If, on or prior to the expiration of this Warrant, the Company (or any other Person controlling the Company) shall propose a voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, the Holder of this Warrant shall receive upon exercise of the Warrant the kind and number of other securities or assets which the Holder would have been entitled to receive if the Holder had exercised this Warrant in full and acquired the then-applicable Number Issuable hereunder as a result of such exercise immediately prior to the time of such dissolution, liquidation or winding up and the right to exercise this Warrant shall terminate on the date on which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or assets deliverable upon such dissolution, liquidation or winding up.

(i) When De Minimis Adjustment May Be Deferred. The Company may defer an adjustment in the Number Issuable subject to a Warrant if such adjustment would require an increase or decrease of less than 1% of the then-applicable Number Issuable subject to a Warrant, except that all such deferred adjustments must be given effect immediately upon the earliest of the following: (1) when all such deferred adjustments would result in a change of at least 1% of the then-applicable Number Issuable; and (2) the exercise of any Warrant. All calculations under this Section 2 shall be made to the nearest 1/10,000th of a whole share of Common Stock, it being understood that no such rounding shall be made under Section 2(n) (and, in calculations made pursuant to such paragraph, the adjusted Number Issuable subject to a Warrant shall refer to such adjusted number before rounding).

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(j) When No Adjustment Required. No adjustment need be made for a transaction referred to in Sections 2(b) through 2(e), if the Holder is to participate (without being required to exercise the Warrants) in the transaction on a basis and with notice that the Board and the Holder determine to be fair and appropriate in light of the basis and notice on which holders of Common Stock participate in the transaction. No adjustment need be made for (i) rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest or (ii) the issuance or exercise of any Equity Interests or equity-based awards in accordance with any management or other employee incentive plan of the Company. To the extent the Warrants become convertible into cash, no adjustment need be made thereafter as to the cash, and interest will not accrue on the cash.

(k) Notice of Adjustment. Whenever the Number Issuable subject to the Warrant is adjusted, the Company shall provide the notices required by Section 3.

(l) Reorganization of Company. If, after the Issue Date and prior to the exercise in whole or expiration of this Warrant, the Company consolidates or merges with or into, or transfers all or substantially all its assets to, any Person, upon consummation of such transaction, the Warrants shall automatically become exercisable for the kind and amount of securities, cash or other assets which the Holder of this Warrant would have owned immediately after the consolidation, merger or transfer if the Holder had exercised this Warrant immediately before the effective date of the transaction, assuming that the Holder failed to exercise its rights of election, if any, as to the kind of amount of securities, cash or other assets receivable upon such a transaction. Concurrently with the consummation of such transaction, the Person formed by or surviving any such consolidation or merger if other than the Company, or the Person to which such transfer shall have been made, shall enter into a supplemental Warrant so providing and further providing for adjustments that shall be as nearly equivalent as may be practical to the adjustments provided for in this Section 2. The successor to the Company shall mail to the Holder a notice describing the supplemental Warrant. If the issuer of securities deliverable upon exercise of Warrants under the supplemental Warrant is an Affiliate of the formed, surviving or transferee Person, that issuer shall join in the supplemental Warrant. If this Section 2(l) applies to a transaction, Sections 2(b) through 2(h) and Section 2(n) shall not also apply to such transaction.

(m) Company Determination Final. Any determination that the Company or the Board must make pursuant to Sections 2(b) through 2(n) hereof is conclusive in the absence of manifest error or bad faith.

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(n) Exercise Price in the Event of an Adjustment of the Number Issuable. Upon any adjustment of the Number Issuable subject to the Warrant pursuant to this Section 2, the Exercise Price per share of Common Stock subject to issuance upon exercise of the Warrant shall be adjusted concurrently thereto to equal the product of (a) $20.00 (or if the Exercise Price has been previously adjusted, then such as adjusted Exercise Price) times (b) a fraction, of which the numerator is the total number of shares of Common Stock subject to issuance upon the exercise of the Warrant before giving effect to the adjustment, and the denominator is the total number of shares of Common Stock subject to issuance upon the exercise of the Warrants as so adjusted. For the avoidance of doubt, in connection with any adjustment pursuant to Section (e) or (f), there shall be no adjustment to the exercise price under this Section (n).

(o) Form of Warrants. Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued in certificated form may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Warrant Certificate.

Section 3. Notices to Holders.

(a) Notice of Adjustment. Upon any adjustment of the Number Issuable subject to a Warrant and the Exercise Price pursuant to Section 2 hereof, the Company shall promptly thereafter cause to be given to the Holder written notice of such adjustments by email or by first-class mail, postage prepaid. Where appropriate, such notice may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Section 3.

(b) Notice of Certain Events.

In case:

(i) the Company shall authorize the issuance to all holders of Common Stock of rights, options or warrants to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants;

(ii) the Company shall authorize the distribution to all holders of Common Stock evidences of its indebtedness or assets;

(iii) the Company shall authorize any Pro Rata Repurchase;

(iv) of any consolidation or merger to which the Company is a party, or of the transfer of all or substantially all assets of the Company, or of any reclassification or change of Common Stock issuable upon exercise of the Warrants, or any tender offer or exchange offer for shares of Common Stock by the Company;

(v) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

(vi) the Company proposes to take any action which would require an adjustment of the Number Issuable subject to a Warrant pursuant to Section 2 hereof;

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then the Company shall cause to be given to the Holder, at least 10 days prior to any applicable record date, or promptly in the case of events for which there is no record date, by electronic mail, a notice stating (x) the date as of which the holders of record of Common Stock shall be entitled to receive any such rights, options, warrants or distribution are to be determined, (y) the initial expiration date set forth in any tender offer or exchange offer for Common Stock, or (z) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up. The failure to give the notice required by this Section 3 or any defect therein shall not affect the legality or validity of any distribution, right, option, warrant, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any action.

Section 4. Certain Covenants.

(a) Authorized Shares. The Company covenants and agrees that all shares of capital stock of the Company which may be issued upon the exercise of the Warrants evidenced hereby will, when issued, be duly authorized, validly issued and fully paid and non-assessable upon issuance and will be free and clear of all liens and will not be subject to any pre-emptive or similar rights. The Company shall at all times reserve and keep available solely for issuance upon the exercise of the Warrants, such number of its authorized but unissued shares of Common Stock as will from time to time be sufficient to permit the exercise of all outstanding Warrants, and shall take all action required to increase the authorized number of shares of Common Stock if at any time there shall be insufficient authorized but unissued shares of Common Stock to permit such reservation or to permit the exercise of all outstanding Warrants.

(b) No Impairment. The Company will not, by amendment of its charter or through reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any shares of Common Stock obtainable upon the exercise of this Warrant and (ii) take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of this Warrant.

Section 5. Registered Holder. The Person in whose name this Warrant Certificate is registered shall be deemed the owner hereof and of the Warrants evidenced hereby for all purposes. The Holder of this Warrant Certificate, solely in its capacity as such, shall not be entitled to any rights whatsoever as a stockholder of the Company, except as herein provided.

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Section 6. Certain Transfer and Exercise Provisions. Any transfer of the rights represented by this Warrant Certificate shall be effected by (i) only if an original counterpart of this Warrant Certificate is actually physically delivered to the Holder, the surrender of this Warrant Certificate or provision of an affidavit of loss (accompanied by any indemnity, medallion guarantee or other undertaking or assurance reasonably requested from the Holder by the Company, its Transfer Agent or the Warrant Agent) if the Holder does not have possession of this Warrant Certificate at such time and (ii) delivery of the form of assignment attached hereto as Exhibit B, properly completed and executed by the Holder hereof, at the office of the Warrant Agent designated for such purposes. A party requesting transfer of Warrants must provide any evidence of authority that may be required by the Warrant Agent, including but not limited to, a signature guarantee from an eligible guarantor institution participating in a signature guarantee program approved by the Securities Transfer Association. Thereupon, the Company shall issue in the name or names specified by the Holder hereof and, in. Thereupon, the Company shall issue in the name or names specified by the Holder hereof and, in the event of a partial transfer, in the name of the Holder hereof, a new warrant certificate or certificates evidencing the right to purchase such number of shares of Common Stock as shall be equal to the then applicable Number Issuable.

Section 7. Denominations. The Company covenants that it will, at its expense, promptly upon surrender of this Warrant Certificate or an affidavit of loss in accordance with Section 8 at the registered office of the Company, execute and deliver to the Holder a new warrant certificate or certificates in denominations specified by such Holder for an aggregate number of Warrants equal to the number of Warrants evidenced by this Warrant Certificate.

Section 8. Replacement of Warrants. Upon receipt of evidence satisfactory to the Company and the Warrant Agent of the loss, theft, destruction or mutilation of this Warrant Certificate, absent notice to the Warrant Agent that such certificates have been acquired by a bona fide purchaser, and, in the case of loss, theft or destruction, upon delivery of an open penalty surety bond satisfactory to the Company, Warrant Agent, and Transfer Agent holding the Company, Warrant Agent, and Transfer Agent harmless, or, in the case of mutilation, at its option and upon surrender and cancellation thereof, the Warrant Agent will issue a new warrant certificate of like tenor for a number of Warrants equal to the number of Warrants evidenced by this Warrant Certificate.

Section 9. Governing Law. THIS WARRANT CERTIFICATE AND ANY DISPUTE OR CLAIM ARISING HEREUNDER OR RELATING HERETO SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

THE COMPANY AND THE HOLDER OF THIS WARRANT CERTIFICATE HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE THEIR RIGHT TO TRIAL BY JURY IN ANY JUDICIAL PROCEEDING IN ANY COURT RELATING TO ANY DISPUTE, CONTROVERSY OR CLAIM WITH RESPECT TO THIS WARRANT CERTIFICATE.

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Section 10. Rights Inure to Registered Holder. The Warrants evidenced by this Warrant Certificate will inure to the benefit of and be binding upon the Holder and the Company and their respective successors and permitted assigns. Nothing in this Warrant Certificate shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or claim under this Warrant Certificate, and this Warrant Certificate shall be for the sole and exclusive benefit of the Company and such Holder. Nothing in this Warrant Certificate shall be construed to give the Holder any rights as a holder of shares of Common Stock until such time, if any, as the Warrants evidenced by this Warrant Certificate are exercised in accordance with the provisions hereof.

Section 11. Entire Agreement. The terms of this Warrant are to be read in conjunction with the applicable terms of the Warrant Agreement. In the event of an inconsistency between the terms of this Warrant and the Warrant Agreement, the terms of the Warrant Agreement shall prevail. The Company shall not amend any provisions of the Warrant Certificate without the prior consent of the Warrant Agent, not to be unreasonably withheld or delayed.

Section 12. Definitions. For the purposes of this Warrant Certificate, the following terms shall have the meanings indicated below:

“Affiliate” means with respect to any specified Person, any other Person directly or indirectly Controlling, Controlled by or under direct or indirect common Control with such specified Person.

“Board” means the board of directors of the Company.

“Business Day” means any day other than a Saturday, Sunday or a day on which banking institutions in the City of New York or at a place of payment are authorized by law, regulation or executive order to remain closed.

“Cashless Exercise” has the meaning given it in Section 1.

“Closing Sale Price” of the Common Stock means, as of any date, (a) the closing sale price per share (or if no closing sale price is reported, the average of the closing bid and ask prices or, if more than one in either case, the average of the average closing bid and the average closing ask prices) on such date as reported on the principal national securities exchange on which the Common Stock is traded or (b) if on any such day the Common Stock is not listed on a national securities exchange, the Fair Market Value.

“Common Stock” means the shares of common stock, par value $0.01 per share, of the Company.

“Company” has the meaning given it in the first paragraph hereof.

“Control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and the policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“DTC” has the meaning given it in Section 1.

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“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such Equity Interest.

“Exercise Price” has the meaning given it in the first paragraph hereof.

“Fair Market Value” means, as of any particular date: (a) the VWAP Price of the Common Stock for such day on all domestic securities exchanges on which the Common Stock may at the time be listed; (b) if there have been no sales of the Common Stock on any such exchange on any such day, the average of the highest bid and lowest asked prices for the Common Stock on all such exchanges at the end of such day; (c) if on any such day the Common Stock is not listed on a domestic securities exchange, the VWAP Price of the Common Stock as quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association for such day; or (d) if there have been no sales of the Common Stock on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association on such day, the average of the highest bid and lowest asked prices for Common Stock quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association at the end of the day; in each case, averaged over the 20 consecutive Business Days ending on the Business Day immediately prior to the day as of which “Fair Market Value” is being determined; provided that, if the Common Stock is listed on any domestic securities exchange, the term “Business Day” as used in this sentence means Business Days on which such exchange is open for trading. If at any time the Common Stock is not listed on any domestic securities exchange or quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association, the “Fair Market Value” of the Common Stock shall be the fair market value per share of Common Stock as determined in good faith by the Board.

“Holder” has the meaning given it in the first paragraph hereof.

“Issue Date” means [•].

“MRL” means Montana Renewables, LLC, a Delaware limited liability company.

“MRL Spin-Off” means a distribution by the Company to all holders of its Common Stock of any common Equity Interests of MRL, any of MRL’s controlled affiliates or any direct or indirect parent of MRL in connection with the listing of such common Equity Interests on a national securities exchange.

“MRL SpinCo” means the entity which has its common Equity Interests listed on a national securities exchange as a result of an MRL Spin-Off.

“Number Issuable” has the meaning given it in the second paragraph hereof.

“Officer” means the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer, the President, the Treasurer, any Assistant Treasurer, the Controller, the Secretary, any Senior Vice President, any Vice President or any Assistant Vice President of the Company or any correlative position.

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“OTC Bulletin Board” means the Financial Industry Regulatory Authority OTC Bulletin Board electronic inter-dealer quotation system.

“Person” means any individual, corporation, limited liability company, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

“Pink OTC Markets” means the OTC Markets Group Inc. electronic inter-dealer quotation system, including OTCQX, OTCQB and OTC Pink.

“Pro Rata Repurchase” means any purchase of shares of Common Stock by the Company or any subsidiary thereof pursuant to (i) any tender offer or exchange offer subject to Section 13(e) or 14(e) of the Exchange Act or Regulation 14E promulgated thereunder or (ii) any other offer available to substantially all holders of Common Stock, in the case of both (i) or (ii), whether for cash, Common Stock, other securities of the Company, evidences of indebtedness of the Company or any other Person or any other property (including, without limitation, Common Stock, other securities or evidences of indebtedness of a subsidiary), or any combination thereof, effected while this Warrant is outstanding. The “effective date” of a Pro Rata Repurchase shall mean the date of acceptance of shares of Common Stock for purchase or exchange by the Company under any tender or exchange offer that is a Pro Rata Repurchase or the date of purchase with respect to any Pro Rata Repurchase that is not a tender or exchange offer.

“Transfer Agent” has the meaning given it in Section 1.

“VWAP Price” as of a particular date means the volume-weighted average trading price, as adjusted for splits, combinations and other similar transactions, of a share of Common Stock (or, if applicable, a unit of common Equity Interests of another Person).

“Warrant Agreement” shall mean that certain Warrant Agreement, dated as of [•], between the Company and Computershare Inc., a Delaware corporation, and its affiliate, Computershare Trust Company, N.A., a federally chartered trust company.

“Warrant Certificate” has the meaning given it in the first paragraph hereof.

“Warrant Exercise Documentation” has the meaning given it in Section 1.

“Warrants” have the meaning given it in the first paragraph hereof.

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Section 13. Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, United States nationally recognized overnight courier services, personal delivery or e-mail, (a) if to the Holder of a Warrant, at such Holder’s last known address appearing on the transfer books of the Warrant Agent; and (b) if to the Company or Warrant Agent, at the applicable registered office located at the address designated for notices in the Warrant Agreement, or such other address as shall have been furnished to the party given or making such notice, demand or other communication. All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; on the date mailed, if sent by registered or certified first-class mail, return receipt requested or a United States nationally recognized overnight courier service guaranteeing next Business Day delivery; and by email, (i) at the time of transmission, if such notice or communication is delivered prior to 5:30 p.m. (New York City time) on any date or (ii) the next Business Day after the date of transmission, if such notice or communication is delivered on a day that is not a Business Day or later than 5:30 p.m. (New York City time) on any Business Day. For any notice delivered via e-mail to be deemed given or made, such notice must be followed by notice sent by overnight courier service to be delivered on the next Business Day following such email, unless the recipient of such email has acknowledged via return email receipt of such email.

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IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed as of the Issue Date.

CALUMET, INC.

By:
Name:
Title:

Countersigned on [_______________] by:

Computershare Inc.

Computershare Trust Company, N.A.

By:
Name:
Title:

[Warrant Certificate Signature Page]

Exhibit A to the Warrant Certificate

[Form of Exercise Notice]

Notice of Exercise

Date: [•]

To:	Calumet, Inc.

2780 Waterfront Parkway East Drive, Suite 200

Indianapolis, IN 46214

Email: Greg.Morical@calumetspecialty.com

Cc:	Gibson, Dunn & Crutcher LLP

811 Main Street, Suite 3000

Houston, TX 77002

Email: HHolmes@gibsondunn.com

Re:	Election to Purchase Common Stock

The undersigned Holder has the right under the Warrant Certificate, dated as of [•], 2024, by and between Calumet, Inc. and [HOLDER], to purchase the number of shares of Common Stock set forth below covered by such Warrant Certificate. Capitalized terms used herein but not otherwise defined shall have the meaning set forth in the Warrant Certificate. Upon payment of the applicable Exercise Price and surrender of the Warrant Certificate included herewith, the undersigned Holder hereby irrevocably, except as set forth in Section 3 of the Warrant Certificate, elects to exercise its right represented by the Warrant Certificate to purchase the number of shares of Common Stock set forth below, and requests that such shares be issued in the following name:

Name:

A new Warrant Certificate evidencing the remaining, unexercised Warrants, if any, should be issued in the name of the Holder.

Aggregate Number of Warrants to be Exercised (including Warrants to be surrendered as payment of the Exercise Price pursuant to Section 1 of the Warrant Certificate, if any):

Method of Payment of Exercise Price:

☐ Cashless Exercise

☐ Certified or Official Bank Check

☐ Wire Transfer

Aggregate Exercise Price (cash amount or Warrants to be surrendered as payment of the Exercise Price pursuant to Section 1 of the Warrant Certificate, if any):

[Remainder of the Page Left Intentionally Blank]

IN WITNESS WHEREOF, the undersigned has executed this Notice of Exercise as of the date first set forth above.

Holder: [•]

By:
Name:

Exhibit B to the Warrant Certificate

[Form of Assignment Form]

[To be executed upon assignment of Warrants]

The undersigned hereby assigns and transfers this Warrant Certificate1 to __________ whose Social Security Number or Tax ID Number is __________ and whose record address is __________, and irrevocably appoints __________ as agent to transfer this security on the books of the Company. Such agent may substitute another to act for such agent.

The contact information of the assignee is as follows:

[•]

[Address]

[City, State, Zip]

Attention: [•]

Facsimile: [•]

Email: [•]

Signature:

Signature Guarantee:

Date:_______________

[1]	For partial assignment, indicate portion assigned.